UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ACORDA THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ACORDA THERAPEUTICS, INC.

420 Saw Mill River Road, Ardsley, New York 10502

April 28, 2022

Dear Stockholder:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders of Acorda Therapeutics, Inc., which will be held at the Hilton Garden Inn, 201 Ogden Avenue, Dobbs Ferry, New York 10522, commencing at 9:00 a.m., local time, on June 10, 2022.

We are proceeding under the Securities and Exchange Commission rule that allows us to furnish proxy materials to our stockholders over the Internet, although we may choose to send a full set of proxy materials to some of our stockholders. We believe that this electronic proxy process expedites stockholders’ receipt of proxy materials and lowers the costs and reduces the environmental impact of our Annual Meeting.

On or about April 29, 2022, we will commence sending a Notice of Annual Meeting and Internet Availability to our stockholders along with instructions on how to access our 2022 Proxy Statement and Annual Report and authorize a proxy to vote your shares online.

Matters to be considered and voted on at the 2022 Annual Meeting are set forth in the Proxy Statement. You are encouraged to carefully review the Proxy Statement and attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible by authorizing a proxy over the Internet or by telephone as described in the enclosed materials so that your shares will be represented at the Annual Meeting. If you receive a paper copy of the proxy card by mail, you may sign, date and mail the proxy card in the envelope provided. If you attend the Annual Meeting and wish to change your proxy vote, you may do so by voting in person at the Annual Meeting.

We look forward to meeting you on June 10, 2022 and we appreciate your investment in our company.

Sincerely,

Ron Cohen, M.D.
President and Chief Executive Officer

ACORDA THERAPEUTICS, INC.

420 Saw Mill River Road, Ardsley, New York 10502

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	9:00 a.m., local time, on June 10, 2022
Place:	Hilton Garden Inn, 201 Ogden Avenue, Dobbs Ferry, New York 10522
Items of Business:	(1)

To elect three directors, one to be elected as a Class I director for a term expiring on the date of our 2024 Annual Meeting of Stockholders, and two to be elected as Class II directors for a term expiring on the date of our 2025 Annual Meeting of Stockholders, or at such time as their successors have been duly elected and qualified.

	(2)	To approve an amendment to the Acorda Therapeutics, Inc. 2015 Omnibus Incentive Compensation Plan to increase the number of shares authorized thereunder and modify the fungible plan design.
	(3)	To ratify the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2022.
	(4)	An advisory vote to approve Named Executive Officer compensation.
	(5)	To consider such other business as may properly come before the 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”).
Adjournments and Postponements:

Any action on the items of business described above may be considered at the 2022 Annual Meeting at the time and on the date specified above or at any time and date to which the 2022 Annual Meeting may be properly adjourned or postponed.

Record Date:	You are entitled to vote only if you were a stockholder of Acorda Therapeutics as of the close of business on April 13, 2022.
Meeting Admission:

You are entitled to attend the 2022 Annual Meeting only if you were an Acorda Therapeutics stockholder as of the close of business on the record date or hold a valid proxy for the 2022 Annual Meeting. You will need to present a valid government-issued or other acceptable photo identification for admittance. If you are not a stockholder of record but hold shares through a broker or other nominee (i.e., in street name), you will need to provide proof of beneficial ownership as of the record date, such as your most recent account statement dated as of or prior to April 13, 2022, a copy of the voting instruction form provided by your broker, trustee, or other nominee, or other similar evidence of ownership. If, upon request, you do not provide photo identification or provide the other materials described above, you will not be admitted to the 2022 Annual Meeting. Cameras, recording devices and other similar electronic devices will not be permitted at the meeting.

Voting:

Your vote is very important. Whether or not you plan to attend the 2022 Annual Meeting, we strongly encourage you to read this Proxy Statement and submit your proxy or, if applicable, your voting instructions to your broker, trustee, or other nominee as soon as possible. If you received your proxy materials electronically, you may submit your proxy online or by telephone by following the instructions provided with the proxy materials. If you receive your proxy materials by mail, you may submit your proxy by completing, signing, dating and returning your proxy card or voting instructions form in the pre-addressed envelope provided, or by voting online or by telephone by following the instructions provided with the proxy materials.

Important Notice Regarding the Availability of Proxy Materials for the 2022 Annual Meeting:	The Notice of Annual Meeting and the Proxy Statement for the 2022 Annual Meeting are available free of charge at www.proxyvote.com.

COVID-19 Contingencies:

In recognition of the serious and adverse effect of the COVID-19 global pandemic, we will require attendees to comply with applicable governmental health and safety requirements or guidelines. In the event that we determine it is not possible or advisable to hold the 2022 Annual Meeting at the date, time and/or location disclosed in this Proxy Statement, we will announce alternative arrangements for the meeting in a press release. Our press releases can be accessed on our corporate website free of charge at www.acorda.com, under the “News and Events” and then “Press Releases” captions. We will also post any updated information on our website under the “Investors” and then “Investor Events” captions.

By the Order of the Board of Directors

Andrew Mayer Corporate Secretary

April 28, 2022

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE 2022 ANNUAL MEETING OF STOCKHOLDERS	1
PROPOSAL ONE: ELECTION OF DIRECTORS	10
Recommendation of the Board of Directors	11
Directors Standing for Election at the 2022 Annual Meeting of Stockholders – Class II Directors	11
Directors Whose Terms Expire in 2023 – Class III Directors	12
Director Whose Term Expires in 2024 – Class I Director	13
Corporate Governance Guidelines and Other Governance Policies	13
Board Leadership Structure	14
Risk Oversight	14
Director Independence	15
Attendance at Board, Committee and Stockholder Meetings	16
Committees of the Board of Directors	16
Director Qualifications and Director Nomination Process	19
Stockholder Communication with the Board of Directors	21
Board and Committee Fees	21
2021 Non-Employee Director Compensation	23
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	24
INFORMATION CONCERNING EXECUTIVE OFFICERS	26
COMPENSATION COMMITTEE REPORT	28
COMPENSATION DISCUSSION AND ANALYSIS	28
Our Company	28
Our Business Values	28
Compensation Philosophy and Objectives	29
Setting Executive Compensation	29
2021 “Say-on-Pay” Vote	30
Our CEO’s Mission and Leadership	31
Elements of Compensation	31
Termination of Stock Ownership Guidelines	38
Clawback Policy	38
Insider Trading and Anti-Hedging Policy	38
Tax and Accounting Considerations	39
EXECUTIVE COMPENSATION	40
Summary Compensation Table	40
Pay Ratio	41
Outstanding Equity Awards at December 31, 2021	42
Named Executive Officer Employment Agreements	43
Named Executive Officer Severance Agreements	44
Potential Payments Upon Termination or Change in Control	46
Other Compensation	47
Compensation and Risk	47
Compensation Committee Interlocks and Insider Participation	48
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	48
AUDIT COMMITTEE REPORT	48
PROPOSAL TWO: APPROVAL OF AN AMENDMENT TO THE ACORDA THERAPEUTICS, INC. 2015 OMNIBUS INCENTIVE COMPENSATION PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED THEREUNDER AND MODIFY THE FUNGIBLE PLAN DESIGN	50
Overview	50
Why are we Asking our Stockholders to Approve an Amendment to the 2015 Plan	50
Summary of the 2015 Plan	52
Recommendation of the Board of Directors	58

i

ii

ACORDA THERAPEUTICS, INC.

PROXY STATEMENT FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 10, 2022

QUESTIONS AND ANSWERS ABOUT

THE PROXY MATERIALS AND THE 2022 ANNUAL MEETING OF STOCKHOLDERS

Q:	Why am I receiving these materials?
A:

The Board of Directors (the “Board”) of Acorda Therapeutics, Inc., a Delaware corporation (which may be referred to in this proxy statement as “we,” “us,” “our,” the “Company” or “Acorda Therapeutics”), is providing these proxy materials to you in connection with our 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”), which will take place on June 10, 2022. As a stockholder on the Record Date (as defined below), you are invited to attend the 2022 Annual Meeting and are entitled and requested to vote on the items of business described in this proxy statement (the “Proxy Statement”). We are first distributing the Proxy Statement and making it available to stockholders on or about April 29, 2022.

In the event that we determine it is not possible or advisable to hold the 2022 Annual Meeting at the date, time and/or location disclosed in this Proxy Statement, we will announce alternative arrangements for the meeting in a press release. Our press releases can be accessed on our corporate website free of charge at www.acorda.com, under the “News and Events” and then “Press Releases” captions. We will also post any updated information on our website under the “Investors” and then “Investor Events” captions.

Q:	How do I request a paper copy of this Proxy Statement if I have not received one?
A:

As permitted by the Securities and Exchange Commission (the “SEC”), we are delivering our Proxy Statement and Annual Report via the Internet, although we may choose to send a full set of proxy materials to some of our stockholders. The Notice of Annual Meeting and Internet Availability contains instructions on how to access our Proxy Statement and Annual Report and authorize a proxy to vote your shares online or by telephone. If you wish to request a printed or e-mail copy of the Proxy Statement and Annual Report, you should follow the instructions included in the Notice of Annual Meeting and Internet Availability.

Q:	What information is contained in this Proxy Statement?
A:

The information included in this Proxy Statement relates to the proposals to be voted on at the 2022 Annual Meeting, the voting process, our corporate governance practices, the compensation of directors and the most highly paid executive officers, beneficial ownership of the Company’s common stock, and certain other required information.

Q:	What items of business will be voted on at the 2022 Annual Meeting?
A:	The items of business scheduled to be voted on at the 2022 Annual Meeting are:
•

The election of three directors, one as a Class I director for a term expiring on the date of our 2024 Annual Meeting of Stockholders, and two as Class II directors for a term expiring on the date of our 2025 Annual Meeting of Stockholders, or at such time as their successors have been duly elected and qualified.

•	The approval of an amendment to the Acorda Therapeutics, Inc. 2015 Omnibus Incentive Compensation Plan to increase the number of shares authorized thereunder and modify the fungible plan design.
•	The ratification of the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2022.
•	An advisory vote to approve Named Executive Officer compensation, referred to as a “say-on-pay” vote.

We will also consider other business that properly comes before the 2022 Annual Meeting.

Q:	How does the Board recommend that I vote?
A:	The Board unanimously recommends that you vote your shares:
•	“FOR” the nominees to the Board.
•	“FOR” approval of an amendment to the Acorda Therapeutics, Inc. 2015 Omnibus Incentive Compensation Plan to increase the number of shares authorized thereunder and modify the fungible plan design.
•	“FOR” the ratification of the appointment of Ernst & Young LLP as our independent auditors for the 2022 fiscal year.
•	“FOR” the advisory say-on-pay vote to approve our Named Executive Officer compensation.
Q:	Who is entitled to vote at the 2022 Annual Meeting?
A:	Only stockholders of record at the close of business on April 13, 2022 are entitled to vote at the 2022 Annual Meeting. We refer to this date as our “Record Date.”

You may vote all shares of Acorda Therapeutics common stock you own as of the Record Date, including (1) shares that are held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner through a broker, trustee, or other nominee, such as a bank.

On the Record Date, we had 13,285,636 shares of common stock issued and outstanding.

Q:	What are the voting rights of the Company’s holders of common stock? Do Stockholders have dissenters’ or appraisal rights?
A:	Each outstanding share of the Company’s common stock owned as of the Record Date will be entitled to one vote on each matter considered at the meeting.

Our stockholders are not entitled to dissenters’ or appraisal rights under the Delaware General Corporation Law with respect to any of the proposals being voted on at the 2022 Annual Meeting and described in this Proxy Statement.

Q:	What is the difference between holding shares as a stockholder of record and holding shares as a beneficial owner?
A:

Most of our stockholders hold their shares through a broker, trustee, or other nominee (i.e., “street name”) rather than directly in their own name. We have summarized below some of the distinctions between being a stockholder of record and being a beneficial owner:

Stockholder of Record

If your shares are registered directly in your name, or as a joint holder, with our transfer agent, Computershare, you are considered, with respect to those shares, the stockholder of record, and either written proxy materials or a Notice of Annual Meeting and Internet Availability are being sent to you directly by Acorda Therapeutics. As a stockholder of record, you have the right to grant your proxy directly to us or to vote in person at the 2022 Annual Meeting.

Beneficial Owner

If your shares are held in a brokerage account or by a trustee or another nominee, such shares are considered to be held in “street name” and you are considered the beneficial owner of such shares. If you are the beneficial owner of shares of our common stock, the Notice of Annual Meeting and Internet Availability, together with a voting instruction form, are being forwarded to you by your broker, trustee, or other nominee. As a beneficial owner, you have the right to direct your broker, trustee, or other nominee how to vote and are also invited to attend the 2022 Annual Meeting as described in response to the next question.

Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee, or other nominee that holds your shares, giving you the right to vote the shares at the 2022 Annual Meeting. Your broker, trustee, or other nominee is responsible for providing voting instructions for you to use in directing the broker, trustee, or other nominee how to vote your shares.

Q:	How can I attend the 2022 Annual Meeting?
A:

You are entitled to attend the 2022 Annual Meeting only if you were a stockholder of record of our common stock as of the close of business on the Record Date or you hold a valid proxy for the 2022 Annual Meeting. You will need to present a valid government-issued or other acceptable photo identification for admittance. A list of stockholders eligible to vote at the 2022 Annual Meeting will be available for inspection at the 2022 Annual Meeting and for a period of 10 days prior to the 2022 Annual Meeting, during regular business hours, at our principal executive office, which is located at 420 Saw Mill River Road, Ardsley, New York 10502.

If you are not a stockholder of record but hold shares through a broker, trustee, or other nominee (i.e., in street name), you will need to provide proof of beneficial ownership on the Record Date, such as your most recent account statement dated as of or prior to April 13, 2022, a copy of the voting instruction form provided by your broker, trustee, or other nominee, or other similar evidence of ownership. If, upon request, you do not provide photo identification or the other materials described above, you will not be admitted to the 2022 Annual Meeting.

The 2022 Annual Meeting will begin promptly at 9:00 a.m., local time. Check-in will begin at 8:30 a.m., local time, and you should allow ample time for the check-in procedures. In recognition of the serious and adverse effect of the COVID-19 global pandemic, we will require attendees to comply with applicable governmental health and safety requirements or guidelines.

Cameras, recording devices and other similar electronic devices will not be permitted at the meeting.

Even if you plan to attend the 2022 Annual Meeting, we strongly encourage that you also submit your proxy or voting instructions as described above so that your vote will be counted if you later decide not to attend the 2022 Annual Meeting.

Q:	How can I vote?
A:	Whether you hold shares directly as a stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the 2022 Annual Meeting.
If you are a stockholder of record, you may vote through one of the following means:

Internet:  By accessing www.proxyvote.com and following the instructions on the proxy card.

Telephone:  By calling toll-free 1 (800) 690-6903 and following the instructions on the proxy card.

Mail:  If you receive your proxy materials by mail, by signing, dating, and mailing the enclosed proxy card.

If you authorize a proxy to vote your shares online, you should not return your proxy card. The Notice of Annual Meeting and Internet Availability is not a proxy card or ballot.

If you hold your shares in street name, you may vote by following the instructions contained in the voting instruction form provided by your broker, trustee, or other nominee.

Q:	How are my votes cast when I return a proxy card?
A:

When you properly authorize a proxy online, by telephone or by signing a written proxy, you appoint Dr. Ron Cohen, our President and Chief Executive Officer, and Neil Belloff, our General Counsel, as your representatives at the 2022 Annual Meeting. Either Dr. Cohen or Mr. Belloff will vote your shares at the 2022 Annual Meeting as you have instructed them in the proxy. Dr. Cohen and Mr. Belloff are also entitled to appoint substitutes to act on their behalf.

Q:	Can I change my vote?
A:

Yes. You may change your vote prior to the vote at the 2022 Annual Meeting. If you are the stockholder of record, you may change your vote by granting a properly authorized new proxy with a later date by mail, telephone or online (which automatically revokes the earlier proxy), by providing a written notice of revocation to our Corporate Secretary prior to your shares being voted, or by attending the 2022 Annual Meeting and voting in person. For your written notice of revocation to be effective, it must be received by our Corporate Secretary at our principal executive offices no later than June 9, 2022. Attendance at the 2022 Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or you cast a new vote. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee, or other nominee, or, if you have obtained a legal proxy from your broker, trustee, or other nominee giving you the right to vote your shares, by attending the 2022 Annual Meeting and voting in person.

Q:	Who can help answer my questions?
A:

If you have any questions about the 2022 Annual Meeting or how to vote or revoke your proxy, you should contact our communications department at (914) 347-4300. You may also contact them if you need additional copies of this Proxy Statement or voting materials.

Q:	How many shares must be present or represented to conduct business at the 2022 Annual Meeting?
A:

The quorum requirement for holding the 2022 Annual Meeting and transacting business is that holders of a majority of shares of Acorda Therapeutics’ common stock entitled to vote must be present in person or represented by proxy at the 2022 Annual Meeting. Abstentions are counted for the purpose of determining the presence of a quorum. Broker non-votes, which are explained below under “what is a broker non-vote?”, are counted for the purpose of determining the presence of a quorum if the broker exercises voting discretion on a routine matter at the meeting.

Q:	What if a quorum is not present at the 2022 Annual Meeting?
A:

If a quorum is not present or represented at the 2022 Annual Meeting, the stockholders present or represented at the meeting and entitled to vote, although less than a quorum, or if no stockholder is present, any officer entitled to preside or to act as secretary of such meeting, may adjourn the 2022 Annual Meeting until a quorum is present or represented. The time and place of the adjourned meeting will be announced at the time the adjournment is taken and no other notice will be given, unless the adjournment is for 30 or more days from the date of the original meeting or a new record date is set for the adjourned meeting.

Q:	What vote is required to approve each of the proposals and how are votes counted?
A:

Regarding the election of the directors, you may vote “FOR ALL” nominees, you may “WITHHOLD ALL” authority to vote for the nominees or you may vote “FOR ALL EXCEPT” which allows you to withhold the authority to vote with respect to a particular nominee. A properly executed proxy marked “FOR ALL EXCEPT” will not be voted with respect to the nominee that you indicate, although it will be counted for purposes of determining whether there is a quorum. The affirmative vote of a plurality of the shares of common stock present in person or represented by proxy and entitled to vote at the 2022 Annual Meeting is required to elect the three nominees to the Board. Accordingly, the nominees receiving the highest number of “FOR” votes at the 2022 Annual Meeting will be elected as directors. As further described below under Proposal One, we have a majority voting standard in uncontested elections of directors, and a director who is elected at the 2022 Annual Meeting by a plurality vote but who receives a greater number of “WITHHELD” votes than “FOR” votes must tender his or her resignation to the Board, which will consider whether to accept the resignation. Abstentions and broker non-votes are not considered votes “FOR” any candidate or as a “WITHHELD” vote and therefore will not affect the outcome of this proposal.

Regarding the approval of the proposed amendment to the Acorda Therapeutics, Inc. 2015 Omnibus Incentive Compensation Plan, the ratification of the appointment of Ernst & Young LLP as our independent auditors for the 2022 fiscal year, and the advisory say-on-pay vote to approve our Named Executive Officer compensation, you may vote “FOR” or “AGAINST” any or all of these proposals or you may “ABSTAIN” from the vote. The affirmative vote of a majority of the shares of common stock present in person or represented by proxy and voting on these proposals at the 2022 Annual Meeting is required for approval of these proposals. Because abstentions and broker non-votes are not considered votes “FOR” or “AGAINST” a proposal, they will have no effect on the outcome of these proposals.

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are specified, your shares will be voted in accordance with the recommendations of the Board as described above under “How does the Board recommend that I vote?” with respect to the four proposals described in this Proxy Statement and in the discretion of the proxy holders on any other matters that properly come before the 2022 Annual Meeting.

Q:	What is a broker non-vote?
A:

If you hold shares beneficially in street name and do not provide your broker with voting instructions, a “broker non-vote” will occur with respect to any matter on which your broker is not authorized or declines to vote without instructions from you. Under New York Stock Exchange rules that govern brokers, brokers have the discretion to vote on matters that the New York Stock Exchange considers to be “routine,” but not on matters that it considers to be “non-routine.” Under the New York Stock Exchange rules, the election of directors, the vote to approve the proposed amendment to the Acorda Therapeutics, Inc. 2015 Omnibus Incentive Compensation Plan, and the advisory say-on-pay vote are considered non-routine matters, and the ratification of the appointment of the Company’s independent auditors is considered a routine matter. Accordingly, brokers will not have discretionary authority to vote shares held in street name on the election of directors, the vote on the amendment to the 2015 plan, and the advisory say-on-pay vote. In the event you do not provide your broker with voting instructions on these matters, a broker non-vote will occur. On the other hand, brokers will have discretionary authority to vote shares held in street name on the ratification of the appointment of the Company’s independent auditors if they have not received voting instructions from you.

If you hold your shares in street name, it is critical that you provide voting instructions to your broker for each proposal. We strongly encourage you to provide voting instructions to the organization that holds your shares in order to allow your voice to be heard and to minimize the number of broker non-votes.

Q:	What happens if a nominee is unable to stand for election?
A:

If a nominee is unable to stand for election, the Board may either reduce the number of directors to be elected or substitute a nominee. If a substitute nominee is selected, the proxy holders, Dr. Cohen and Mr. Belloff, will vote your shares for the substitute nominee, unless you have withheld authority.

Q:	What happens if additional matters are presented at the 2022 Annual Meeting?
A:

Other than the four items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the 2022 Annual Meeting. If you grant a proxy, the persons named as proxyholders, Dr. Cohen and Mr. Belloff, will have the discretion to vote your shares on any additional matters properly presented for a vote at the 2022 Annual Meeting.

Q:	Who will serve as inspector of elections?
A:	Broadridge Financial Solutions, Inc. will tabulate votes and a representative of Broadridge will act as inspector of elections.
Q:	What does it mean if I receive more than one Notice of Annual Meeting and Internet Availability and/or set of written proxy materials?
A:

If you receive more than one Notice of Annual Meeting and Internet Availability, and/or more than one set of written proxy materials, it means your shares are not all registered or held in the same way (for example, some are registered in your name and others are registered jointly with a spouse) and are in more than one account. In order to ensure that you vote all of the shares that you are entitled to vote, you should authorize a proxy to vote all proxy cards to which you are provided access. Similarly, for all shares you hold in street name, you should follow the voting instructions provided by each broker, trustee, or other nominee for the shares held on your behalf by that broker, trustee, or other nominee.

Q:	Who will bear the cost of soliciting votes for the 2022 Annual Meeting?
A:

We are making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers, and employees. These individuals will not receive any additional compensation for such solicitation activities. We have engaged Innisfree M&A Incorporated (“Innisfree”) to aid in the solicitation of proxies. We will pay Innisfree a fee of $15,000 as compensation for its services and will reimburse Innisfree for its expenses. Upon request, we will also reimburse brokerage houses and other custodians, trustees, nominees and fiduciaries for forwarding proxy materials to stockholders.

Q:	Where can I find the voting results of the 2022 Annual Meeting?
A:

We intend to announce preliminary voting results at the 2022 Annual Meeting, and after the meeting we will publish final results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission within four business days.

Q:	What if I have questions for Acorda Therapeutics’ transfer agent?
A:

Please contact our transfer agent, at the phone number or address listed below, if you are a registered stockholder and have questions concerning stock certificates, transfers or ownership or other matters pertaining to your stock account.

Computershare

P.O. Box 505000

Louisville, KY  40233-5000

Overnight correspondence:

Computershare

462 South 4th Street

Suite 1600

Louisville, KY  40202

Telephone: (800) 368-5948

Also, the Computershare shareholder website can be accessed at www.computershare.com/investor.

Q:	What is the deadline for submitting proposals for inclusion in Acorda Therapeutics’ proxy statement for the 2023 Annual Meeting of Stockholders?
A:

Pursuant to Securities and Exchange Commission Rule 14a-8 under the Securities Exchange Act of 1934, as amended, stockholders may present proper proposals for inclusion in our proxy statement relating to, and for consideration at, the 2023 Annual Meeting of Stockholders, by submitting their proposals to us no later than December 30, 2022.

More information on how to submit proposals is set forth below under Requirements, Including Deadlines, for Submission of Proxy Proposals, Nomination of Directors and Other Business of Stockholders in the Additional Information section of this Proxy Statement.

Q:

What is the deadline for submitting proposals to be presented on the floor of the 2023 Annual Meeting of Stockholders and not in Acorda Therapeutics’ proxy statement or to nominate individuals to serve as directors?

A:

A stockholder may nominate a director or submit a proposal for consideration at an annual meeting by giving us timely notice pursuant to the advance notice provisions of our Bylaws. To be timely under the advance notice provisions, that notice must contain information specified in our Bylaws and be received by us at our principal executive office not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. If, however, the date of the annual meeting is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting and the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made. Therefore, we must receive your nomination or proposal no sooner than February 10, 2023, and no later than March 12, 2023, unless the date of the 2023 Annual Meeting of Stockholders is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the 2022 Annual Meeting. The submission deadlines in the advance notice provisions of our Bylaws will also be applicable to director nominations under the SEC’s “universal proxy” Rule 14a-19 (when effective).

More information on how to submit proposals is set forth below under Requirements, Including Deadlines, for Submission of Proxy Proposals, Nomination of Directors and Other Business of Stockholders in the Additional Information section of this Proxy Statement. You may contact the Corporate Secretary of Acorda Therapeutics, at our principal executive office, for a copy of the relevant provisions of our Bylaws regarding the requirements for making stockholder proposals and nominating director candidates.

PROPOSAL ONE:

ELECTION OF DIRECTORS

The Board of Directors currently consists of six members and is divided into three classes. Each class holds office for a term of three years, with the terms of Classes I, II and III, expiring at the 2024, 2022, and 2023 Annual Meetings of Stockholders, respectively. The following table sets forth information as of the date of this Proxy Statement with respect to our directors and nominees for election at the 2022 Annual Meeting. Committee memberships are described below under Committees of the Board of Directors.

Name	Age	Position(s)
Ron Cohen, M.D.	66	Class III Director and President and Chief Executive Officer
Peder K. Jensen, M.D.	67	Class II Director/Class I Nominee
John P. Kelley	68	Class II Director/Nominee and Chair of the Board
Sandra Panem, Ph.D.	75	Class II Director/Nominee
Lorin J. Randall	78	Class III Director
John Varian	62	Class I Director

Barry Greene and Catherine Strader, Ph.D., formerly Class I directors, resigned from the Board in August 2021. On January 1, 2022, John Varian joined the Board as a Class I director, filling one of the vacancies resulting from Mr. Greene’s and Dr. Strader’s resignations.

This year’s nominees for director are Peder Jensen, M.D., John Kelley, and Sandra Panem, Ph.D. All of these nominees are currently Class II directors of the Company. Dr. Jensen has been nominated by the Board for election as a Class I director for a two-year term expiring on the date of our 2024 Annual Meeting of Stockholders or at such time as his successor is duly elected and qualified. Mr. Kelley and Dr. Panem have been nominated by the Board for election as Class II directors for a three-year term expiring on the date of our 2025 Annual Meeting of Stockholders or at such time as their respective successors are duly elected and qualified. Although Dr. Jensen is currently a Class II director, the Board has nominated him for election as a Class I director to re-balance the membership of the three classes of directors. The Board has adjusted the number of Class I and Class II directors to be two each, effective upon the election of the director nominees pursuant to this proposal.

If any of the candidates for election at the 2022 Annual Meeting should become unavailable for election, the shares represented by the proxies solicited for the 2022 Annual Meeting will be voted for such substitute nominee as may be determined by the Board. The Board has no reason to expect that Dr. Jensen, Mr. Kelley, or Dr. Panem will not be a candidate for director at the 2022 Annual Meeting. In voting for directors, for each share of common stock held as of the Record Date, stockholders are entitled to cast one vote in favor of the candidate, or to withhold authority from voting for the candidate. Unless a stockholder requests that voting of the proxy be withheld for the nominee for director by so directing on the proxy card or by following the online or telephone instructions if voting by internet or phone, the shares represented by proxy will be voted “FOR” the election of Dr. Jensen, Mr. Kelley, and Dr. Panem.

The election of a director requires the affirmative vote of a plurality of the shares of common stock present or represented and entitled to vote at the 2022 Annual Meeting. However, our Bylaws incorporate a majority voting standard in uncontested elections of directors. This is an uncontested election of directors because the number of nominees does not exceed the number of directors to be elected. Under our Bylaws, in the case of uncontested elections, a nominee who is elected but receives a greater number of “WITHHELD” votes than “FOR” votes will be required to tender his or her resignation from the Board following certification of the stockholder vote. Promptly thereafter, the Nominations and Governance Committee of the Board will consider the resignation and range of possible responses and make a recommendation to the Board, which will then act on the recommendation within 90 days after the certification of the stockholder vote. Nominees who tender their resignation will not be permitted to participate in the Nominations and Governance Committee or Board discussions regarding the stockholder vote or the resignation. If applicable, we will disclose the Board’s decision-making process and decision regarding whether to accept the nominee’s resignation (and the reasons for rejecting a resignation, if applicable) in a Current Report on Form 8-K filed with the Securities and Exchange Commission, promptly following such decision.

Certain information concerning the nominees and those directors whose terms of office will continue following the 2022 Annual Meeting is set forth below.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” ALL NOMINEES IN PROPOSAL ONE.

Directors Standing for Election at the 2022 Annual Meeting of Stockholders – Class II Directors

Peder K. Jensen, M.D. Independent Director Audit Committee

Peder K. Jensen, M.D., has been a member of the Board of Directors since April 2011. Dr. Jensen is currently president of Bay Way Consultants, LLC, a consulting firm he founded in 2010 that advises pharmaceutical and biotechnology companies. Dr. Jensen’s experience includes over 20 years with Schering-Plough Corporation, a global pharmaceutical company, and then Merck & Co., Inc. after the merger of Schering-Plough with Merck in 2009. During his tenure at Schering-Plough/Merck, Dr. Jensen held a number of global senior research and development positions, including Vice President Clinical Research, SPRI, Executive Vice President Worldwide Drug Development, SPRI, and most recently Corporate Senior Vice President, and General Manager, R&D for Japan and Asia/Pacific from 2006 to 2010. Dr. Jensen has more than 28 years of global drug development experience across a variety of therapeutic areas, including neurology, cardiovascular, anti-infective, oncology and immunology. Over the course of his career, Dr. Jensen has been responsible for more than 40 new drug approvals worldwide, including in the U.S., Europe and Japan. Dr. Jensen is currently a member of the board of directors of Five Prime Therapeutics, Inc., where he serves as Chairperson of the Compensation and Management Development Committee, and a member of the Research and Development Committee. Dr. Jensen received his M.D. from the University of Copenhagen. Our Board believes that Dr. Jensen’s extensive global pharmaceutical experience, combined with his specific knowledge in developing new and innovative medical treatments in many different therapeutic areas, including neurology, makes him well positioned to serve on our Board and provide advice and guidance to the Company on developing and commercializing therapies for neurological disorders.

John P. Kelley Independent Director Chair of the Board Compensation Committee (C)

John P. Kelley has been a member of the Board of Directors since December 2008 and was elected to serve as the non-executive Chair of the Board in November 2019. From November 2013 to April 2017, Mr. Kelley was Chief Executive Officer of Tenax Therapeutics, Inc. (formerly named Oxygen Biotherapeutics, Inc.), a company that focuses on developing products for the critical care market, where he also served as a member of the board of directors. From 2011 to 2013, Mr. Kelley was President, Chief Executive Officer, and a director of Phyxius Pharma, Inc., a privately-held development stage pharmaceutical company co-founded by Mr. Kelley in 2011 focused on developing products for use in acute care settings. Mr. Kelley became Chief Executive Officer of Tenax Therapeutics when it acquired Phyxius Pharma in 2013. Previously, Mr. Kelley was the President and Chief Operating Officer of The Medicines Company, a pharmaceutical company providing acute care hospital products worldwide, from 2004 to 2009. He also served on The Medicines Company’s board of directors from 2005 to 2009. From 2000 to 2004, Mr. Kelley held a series of positions at Aventis, a global pharmaceutical company, including Senior Vice President, Global Marketing and Medical, where he was accountable for worldwide brand management. Prior to the formation of Aventis, he held a series of positions at Hoechst Marion Roussel, Inc., a life sciences firm focused on pharmaceuticals, including, from 1998 to 1999, Vice President, Commercial Director, U.S. and, from 1995 to 1998, Vice President of Marketing. Mr. Kelley received a B.A. from Wilkes University and an M.B.A. from Rockhurst University. Mr. Kelley’s extensive knowledge of the pharmaceutical industry as well as his operations and marketing experience make him well positioned to provide advice and guidance to the Company at this stage of its development. Our Board believes Mr. Kelley’s public company and broad corporate experience qualifies him to serve on our Board.

Sandra Panem, Ph.D. Independent Director N&G Committee (C) Compensation Committee

Sandra Panem, Ph.D., has been a member of the Board since 1998. She is currently a partner at Cross Atlantic Partners, which she joined in 2000. She is also currently President of NeuroNetworks Fund, a not-for-profit venture capital fund focusing on neurodisorders which she co-founded in December 2014. From 1994 to 1999, Dr. Panem was President of Vector Fund Management, the then asset management affiliate of Vector Securities International. Prior thereto, Dr. Panem served as Vice President and Portfolio Manager for the Oppenheimer Global BioTech Fund, a mutual fund that invested in public and private biotechnology companies. Previously, she was Vice President at Salomon Brothers Venture Capital, a fund focused on early and later-stage life sciences and technology investments. Dr. Panem was also a Science and Public Policy Fellow in economic studies at the Brookings Institution, and an Assistant Professor of Pathology at the University of Chicago. She received a B.S. in biochemistry and a Ph.D. in microbiology from the University of Chicago. Dr. Panem currently serves on the board of directors of BioLineRx Ltd. Dr. Panem’s experience investing in life sciences companies, and her long-standing relationship with the Company as a Board representative of one of its earliest investors, provides historical perspective on the Company and the life sciences industry. Our Board believes Dr. Panem’s broad industry and corporate experience qualifies her to serve on our Board.

Directors Whose Term Expires in 2023 – Class III Directors

Ron Cohen, M.D. President and CEO

Ron Cohen, M.D., has served as our President and Chief Executive Officer, and as a director, since he founded the Company in 1995. Dr. Cohen previously was a principal in the startup of Advanced Tissue Sciences, Inc., a biotechnology company engaged in the growth of human organ tissues for transplantation. Dr. Cohen received his B.A. with honors in Psychology from Princeton University, and his M.D. from the Columbia College of Physicians & Surgeons. He completed his residency in Internal Medicine at the University of Virginia Medical Center, and is Board Certified in Internal Medicine. Dr. Cohen currently serves on the board of directors of VBL Therapeutics. In addition, within the last five years, he previously served on the board of directors of Dyax Corp. Dr. Cohen previously served as Chair of the board of the Biotechnology Innovation Organization (BIO), as Chair of the Emerging Companies Section of the BIO board, and as a Director and Chairman of New York Biotechnology Association (NYBA). He also previously served as a member of the Columbia-Presbyterian Health Sciences Advisory Council and was awarded Columbia University’s Alumni Medal for Distinguished Service. In 2010, Dr. Cohen was named NeuroInvestment’s (now called NeuroPerspective) CEO of the Year and in 2009 he was recognized by PharmaVoice Magazine as one of the 100 Most Inspirational People in the Biopharmaceutical Industry. Dr. Cohen is a recipient of the Ernst & Young Entrepreneur of the Year Award for the New York Metropolitan Region, and is an inductee into the National Spinal Cord Injury Association’s “Spinal Cord Injury Hall of Fame.” In 2010, Dr. Cohen was recognized by NYBA as its "The Cure Starts Here" Business Leader of the Year and was named by MM&M and PR Week as one of the top 50 health influencers of 2017. Dr. Cohen is the principal strategist in the Company’s commitment to being a fully-integrated biopharmaceutical company that is a leading innovator in neurology. His extensive knowledge of the Company and its history provides the Board with valuable perspectives to advance our business and the interests of our stockholders.

Lorin J. Randall Independent Director Audit Committee (C) N&G Committee

Lorin J. Randall has been a member of the Board since January 2006. Mr. Randall, a financial consultant, was Senior Vice President and Chief Financial Officer of Eximias Pharmaceutical Corporation, a development-stage drug development company, from 2004 to 2006. From 2002 to 2004, Mr. Randall served as Senior Vice President and Chief Financial Officer of i-STAT Corporation, a publicly-traded manufacturer of medical diagnostic devices that was acquired by Abbott Laboratories in 2004. From 1995 to 2001, Mr. Randall was Vice President and Chief Financial Officer of CFM Technologies, Inc., a publicly-traded manufacturer of semiconductor manufacturing equipment. He currently serves on the board of directors of Athersys, Inc. where he serves as Chairperson of the Audit Committee and a member of the Compensation Committee. In addition, within the last five years, he previously served on the boards of directors of Aurinia Pharmaceuticals Inc. and Nanosphere, Inc. Mr. Randall received a B.S. in accounting from The Pennsylvania State University and an M.B.A. from Northeastern University. As a former Chief Financial Officer of a number of publicly-traded companies, Mr. Randall possesses financial acumen acquired through working experience, including an understanding of financial matters and the preparation and analysis of financial statements. The Board has determined that Mr. Randall qualifies as an audit committee financial expert. Our Board believes that Mr. Randall’s extensive financial experience qualifies him to serve on our Board.

Director Whose Term Expires in 2024 – Class I Director

John Varian Independent Director Audit Committee

John Varian has been a member of the Board of Directors since January 2022. Mr. Varian served as Chief Executive Officer of XOMA Corporation, or XOMA, from August 2011 through December 2016 and served as a member of the board of directors of XOMA from December 2008 through May 2017. Mr. Varian previously served as Chief Operating Officer of ARYx Therapeutics, Inc. from December 2003 through August 2011. Beginning in May 2000, Mr. Varian was Chief Financial Officer of Genset S.A. in France, where he was a key member of the team negotiating Genset’s sale to Serono S.A. in 2002. From 1998 to 2000, Mr. Varian served as Senior Vice President, Finance and Administration of Elan Pharmaceuticals, Inc., joining the company as part of its acquisition of Neurex Corporation. Prior to the acquisition, he served as Neurex Corporation’s Chief Financial Officer from 1997 until 1998. From 1991 until 1997, Mr. Varian served as the VP Finance and Chief Financial Officer of Anergen Inc. Mr. Varian was an Audit Principal/Senior Manager at Ernst & Young LLP from 1987 until 1991, where he focused on life sciences. Mr. Varian has been a director of the Sellas Life Sciences Group and Chair of its Audit Committee since December 2017, and also serves on its Nominating and Governance Committee and Research and Development Committee. Mr. Varian served as a member of the board of directors of Versartis, Inc. from March 2014 through October 2018, when it acquired Aravive, and the board of directors of Egalet Corporation from June 2018 through February 2019, when it acquired the assets of Iroko. Mr. Varian is also a member of the board of directors of AmMax Bio, Inc., a private biopharmaceutical company. Mr. Varian was also a founding committee member of Bay Bio and a former chairman of the Association of Bioscience Financial Officers International Conference. Mr. Varian holds a B.B.A. from Western Michigan University. He is a Certified Public Accountant. The Board has determined that Mr. Randall qualifies as an audit committee financial expert and believes that his public company and broad corporate and leadership experience qualifies him to serve on our Board.

Corporate Governance Guidelines and Other Governance Policies

The Board of Directors regularly evaluates all aspects of our corporate governance principles and practices, taking into consideration, among other things, recommended best practices, developing trends and practices among public companies generally as well as those at our peer companies, and stakeholder input.

Corporate Governance Guidelines. The Board has adopted Corporate Governance Guidelines (Guidelines) to formally document certain Company governance principles and practices. The Guidelines cover, among other topics, director qualification and selection, the roles and responsibilities of the Board, Board and committee composition and performance, director access to management, Board and committee meeting procedures, director compensation, director and management stock ownership, leadership development, and confidentiality of stockholder voting. The Guidelines were adopted to assist the Board in the exercise of its responsibilities, and also to increase transparency into our corporate governance practices. The Guidelines are intended to be a component of the framework within which the Board, assisted by its committees, establishes broad corporate policies, sets the Company’s strategic direction, and oversees management’s operation of the Company’s business. These Guidelines are available on our website, www.acorda.com, under “Investors – Corporate Governance – Corporate Governance Guidelines.” Certain important aspects of the Guidelines are described below in this Proxy Statement.

Insider Trading and Anti-Hedging Policy. We have an Insider Trading Policy that is intended to ensure compliance with applicable securities laws and regulations by our officers, directors, and employees. This policy prohibits, among other things, trading in our common stock that would violate these laws and regulations, and it also imposes other restrictions such as trading blackout periods and prior notification and/or clearance requirements for trading intended to protect against inadvertent violations of these laws and regulations. This policy also prohibits officers, directors, employees, and their family members (and entities that they own or control) from engaging in any (or designating another person to engage in, on their behalf) transaction that hedges, or that is designed to hedge or offset, any decrease in the market value of our common stock, including short sales, purchases or sales of puts or calls, prepaid variable forward contracts, equity swaps, collars and exchange funds.

Termination of Stock Ownership Guidelines. The Board had previously implemented officer and director stock ownership guidelines to encourage ownership of the Company’s common stock and promote the alignment of the long-term interests of the Company’s officers and directors with the long-term interests of the Company’s stockholders. In March 2021, after concluding that a sustained decline in the market price of our common stock in recent years had made it unrealistic to expect that any covered individuals could gain compliance with the guidelines for the foreseeable future, the Board determined that the guidelines were no longer serving the purposes for which they were implemented and accordingly terminated the guidelines. The Board intends to evaluate appropriate stock ownership guidelines in the future and may adopt new stock ownership guidelines as circumstances warrant based on market developments.

Clawback Policy. We have a Clawback Policy providing for recovery of certain incentive compensation from an executive officer if the Company is required to restate financial statements due to misconduct of that executive officer that significantly contributes to the need for the restatement. Generally, “incentive compensation” under the policy includes compensation in any form (e.g., cash or equity compensation) that is paid or awarded or which vests in whole or in part based on the achievement of specific financial targets or goals. This Policy is discussed in further detail below in the Compensation Discussion and Analysis section of this Proxy Statement.

Board Leadership Structure

Pursuant to our Corporate Governance Guidelines, the Board of Directors is led by one of the independent directors serving as a non-executive Chair chosen by the other directors. In this role, the non-executive Chair: (i) provides independent leadership and oversight of the Board; (ii) serves as a liaison between the Board and senior management; (iii) sets Board meeting agendas in consultation with the CEO, the Corporate Secretary and the other independent directors; (iv) presides over Board and stockholder meetings when present; (v) presides over executive sessions of the non-management directors when present and sets the agenda for such meetings; (vi) engages with stockholders when appropriate; and (vii) performs such other duties as specified in the Company’s Bylaws, the Guidelines, or as otherwise delegated from time to time by the Board.

Under the Guidelines and the Nominations and Governance Committee Charter, the Board and the Nominations and Governance Committee are responsible for evaluating the Board leadership structure at least annually based on then-current facts and circumstances, with the goal of optimizing Board performance and following sound corporate governance practices. This review of the Board leadership structure is conducted in conjunction with a broadly-scoped annual self-assessment of performance and effectiveness of the Board and all of its committees, which is managed by the Nominations and Governance Committee under its charter and our Guidelines. The Nominations and Governance Committee and Board currently intend to continue the appointment of Mr. Kelley to the non-executive Chair position, based on, among other factors, a determination that the Board has substantially benefitted from Mr. Kelley’s leadership in this role.

Risk Oversight

The Board of Directors is generally responsible for overseeing management of the various operational, financial, and legal risks faced by the Company, while Company management is generally responsible for day-to-day risk management. Particular risk management matters are brought to the Board by management in connection with the Board’s general oversight and approval of corporate matters. The Board generally administers its risk oversight function as a whole and through its Board committees. For example, in addition to regular reviews of potential areas of risk by the full Board at its meetings, the Audit Committee regularly discusses with management our major financial and compliance risk exposures, their potential impact on the Company, and our risk mitigation strategies, and participates in regular reviews of our processes to assess and manage enterprise risks. The Audit Committee works closely with senior management to review and oversee our compliance with non-financial legal and regulatory requirements, including those related to product safety and quality and the development, manufacturing, distribution, marketing and sale of our products. In addition, the Audit Committee also reviews cyber-security risks. The Nominations and Governance Committee monitors the effectiveness of the Guidelines. The Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk taking. The Chair of each committee regularly reports to the full Board on their findings and brings matters that rise to the level of a material risk to the full Board as quickly as possible. We believe the division of risk management responsibilities described above is an effective approach for addressing the risks facing our Company and that the Board leadership structure supports this approach.

Director Independence

The Board of Directors has determined that Dr. Jensen, Mr. Kelley, Dr. Panem, Mr. Randall, and Mr. Varian are “Independent Directors” as defined in Rule 5605(a)(2) of the Nasdaq listing rules. In addition, the Board previously determined that Barry Greene and Catherine Strader, Ph.D., two former Class I directors who resigned from the Board in August 2021, were independent.

To assist the Board in determining each director’s independence in accordance with Nasdaq listing rules, pursuant to our Guidelines a director will be presumed independent unless he or she meets any of the following conditions:

•	a director who is, or within the preceding three years was, an employee of the Company;
•

a director who accepted or who has a Family Member who accepted any compensation from the Company totaling more than $120,000 during any period of 12 consecutive months within the three years preceding the determination of independence, other than compensation for board or board committee service; compensation paid to a Family Member who is an employee (other than an Executive Officer) of the Company; or benefits under a tax-qualified retirement plan, or non-discretionary compensation;

•	a director who is a Family Member of an individual who is, or at any time during the past three years was, employed by the company as an Executive Officer;
•

a director who is, or has a Family Member who is, a partner in, or a controlling shareholder or an Executive Officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than payments arising solely from investments in the Company’s securities or payments under non-discretionary charitable contribution matching programs;

•

a director of the Company who is, or has a Family Member who is, employed as an Executive Officer of another entity where at any time during the past three years any of the Executive Officers of the Company serve on the compensation committee of such other entity; and

•

a director who is, or has a Family Member who is, a current partner of the Company’s outside auditor, or was a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three years.

For purposes of the Guidelines, a “Family Member” means a person’s spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person’s home. An “Executive Officer” means those officers covered in Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended.

Pursuant to the Guidelines, the Board annually will review all commercial and charitable relationships between the directors and the Company (as required by the Company’s Related Party Transactions Policy) to determine whether the directors meet these independence tests. If a director has a relationship with the Company that is not covered by these independence guidelines, those Company directors who satisfy such guidelines will consider the relevant circumstances and make an affirmative determination regarding whether such relationship is material or immaterial, and whether the director would therefore be considered independent under applicable legal and regulatory requirements.

Attendance at Board, Committee and Stockholder Meetings

The Board of Directors met 21 times during 2021 excluding committee meetings. All of the members of the Board attended at least 75% of all Board meetings and meetings of the committees on which they served in 2021 (including Mr. Greene and Dr. Strader until their resignations in August 2021). All seven of the directors on the Board at the time of the 2021 Annual Meeting of Stockholders attended the meeting. Pursuant to the Guidelines, each director is expected to attend all Board meetings, meetings of all committees to which he or she is appointed, and all annual meetings of stockholders, except in extenuating circumstances. While attendance in person is preferable, particularly for regularly scheduled meetings, attendance via communications equipment is acceptable when needed due to individual circumstances. Since the outbreak of the COVID-19 global pandemic, the Board has conducted its business virtually through teleconferences and video conferences for purposes of compliance with governmental regulations and orders and in light of recommendations issued by health authorities. Similarly, all of the directors other than Dr. Cohen participated in our 2021 Annual Meeting of Stockholders via teleconference.

Committees of the Board of Directors

The Board of Directors has established an Audit Committee, a Compensation Committee, and a Nominations and Governance Committee. The following table summarizes the Committee membership.

Director	Audit Committee	Compensation Committee	Nominations and Governance Committee
Peder K. Jensen, M.D.	✓
John Kelley (1)		C
Sandra Panem, Ph.D.		✓	C
Lorin J. Randall	C		✓
John Varian (1)	✓

✓ Member C Chair

(1)	Mr. Kelley was a member of the Audit Committee until March 3, 2022, when Mr. Varian was appointed to replace Mr. Kelley on the Committee.

The members of the Board committees are all independent directors. Also, each member of the Audit Committee meets the independence requirements of Section 10A of the Securities Exchange Act of 1934, as amended, and SEC Rule 10A-3 promulgated thereunder.

In March 2022, after considering factors such as the size of the Board, the composition of its Committees, allocation of workload among the directors, and the fees associated with the committee, the Board terminated the Ad Hoc Business Development Committee.

The following sections discuss the primary responsibilities of each committee of the Board. The Nominations and Governance Committee recommends committee assignments to the full Board for approval. The Guidelines advise that committee assignments reflect the expertise and interests of Board members, with the goal of ensuring that committee members have the requisite background and experience to participate fully on the committees to which they are appointed.

The Board believes that consideration should be given to rotating committee members periodically, but does not believe that rotation should be mandated as a policy. The Board reviews committee memberships annually, or more frequently as circumstances warrant, with the most recent annual review occurring in June 2021. An additional review occurred in the first quarter of 2022 following Mr. Greene’s and Dr. Strader’s resignations and Mr. Varian’s election to the Board.

Audit Committee and Audit Committee Financial Experts

The Audit Committee currently consists of three members: Mr. Randall (Chair), Dr. Jensen, and Mr. Varian. Mr. Randall and Mr. Varian both qualify as an “audit committee financial expert” as that term is defined in Item 407(d) of U.S.

Securities and Exchange Commission Regulation S-K. The designation of members of the Audit Committee as "audit committee financial experts" does not impose on those members any duties, obligations, or liabilities that are greater than are generally imposed on them as members of the Audit Committee and the Board, and does not affect the duties, obligations, or liabilities of any other member of the Audit Committee or the Board. Mr. Kelley was a member of the Audit Committee until March 2022, when Mr. Varian was appointed to replace Mr. Kelley on the committee in light of Mr. Kelley’s responsibilities as Chair of the Board and also Chair of the Compensation Committee and other factors the Board deemed relevant.

The Board has adopted a written charter for the Audit Committee, which is periodically reviewed. The charter is available on our website, www.acorda.com, under “Investors – Corporate Governance – Committee Charters.” The Audit Committee met seven times in 2021.

In October 2020, the Board terminated its Compliance Committee and delegated its former responsibilities to the Audit Committee. Under its charter, the Compliance Committee was responsible for overseeing our compliance with non-financial legal and regulatory requirements, including those related to product safety and quality and the development, manufacturing, distribution and sale of our products. In March 2021, the Board amended the Audit Committee charter to incorporate these additional responsibilities. The Audit Committee is responsible for the following:

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approving and retaining the independent auditors to conduct the annual audit of our books and records; and evaluating the independent auditors’ qualifications, performance, independence, and quality controls;

•	reviewing the proposed scope of audits and fees to be paid;
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overseeing the independent auditor, including resolving disagreements with management, obtaining required reports from the independent auditor, and reviewing with the independent auditor matters such as audit problems or difficulties, internal control deficiencies, significant financial reporting issues or judgments, and the effect of regulatory and accounting initiatives or off-balance sheet structures on our financial statements;

•	reviewing and pre-approving the independent auditors’ audit and non-audit services in accordance with our pre-approval policy established by the Audit Committee;
•	reviewing our financial statements, and in the case of audited financial statements recommending them to the Board for inclusion in our Annual Report on Form 10-K;
•	coordinating the Board’s oversight of internal control over financial reporting and disclosure controls and procedures and our code of ethics;
•	reviewing and approving transactions between us and our directors, officers and affiliates;
•	recognizing and addressing potential prohibited non-audit services;
•	overseeing compliance with non-financial legal and regulatory requirements, including product safety and quality and the development, manufacturing, marketing, distribution and sale of our products;
•

establishing procedures for complaints received regarding accounting, internal accounting controls, or auditing matters, and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•	overseeing our implementation of systems and processes for receipt, retention, and treatment of compliance-related complaints;
•	overseeing our management of cyber-security and data privacy risks; and
•	overseeing internal audit functions if and when implemented.

All audit services and non-audit services to be provided to us by our independent auditor must be approved in advance by the Audit Committee in accordance with our auditor pre-approval policy, which is described below in Proposal Three in this Proxy Statement under Pre-approval Policies and Procedures.

Compensation Committee

The Compensation Committee consists of two members: Mr. Kelley (Chair) and Dr. Panem. The Board has adopted a written charter for the Compensation Committee, which is periodically reviewed. The charter is available on our website, www.acorda.com, under “Investors – Corporate Governance – Committee Charters.” The Compensation Committee met five times in 2021. There were no interlocks among any members of the Compensation Committee and any of our executive officers in 2021.

The Compensation Committee is responsible for the following:

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overseeing and evaluating our overall human resources compensation structure, policies and programs, and assessing whether they establish appropriate incentives and leadership development opportunities and whether they encourage unnecessary and excessive risk;

•

reviewing corporate goals relevant to the compensation for executives, including or President and Chief Executive Officer, and evaluating performance in light of those goals; and reviewing, approving and (where appropriate) recommending for the approval of the full Board the compensation arrangements for executives, including our President and Chief Executive Officer;

•	reviewing and making recommendations to the Board regarding incentive compensation and equity-based plans; and approving any other compensation plans for which stockholder approval is not sought;
•	administering our stock incentive plan and annual non-equity incentive compensation program;
•

in consultation with the Committee’s compensation consultant, establishing compensation policies and practices for directors for service on the Board and committees and annually reviewing and making recommendations to the full Board regarding director compensation;

•	reviewing senior management selection, overseeing succession planning, and reviewing leadership development, and reviewing whether compensation and other programs promote such development; and
•

reviewing the results of advisory votes on executive compensation and making recommendations to the Board regarding appropriate responses, as appropriate, and making recommendations to the Board on the frequency of such votes.

The Compensation Committee engages Arnosti Consulting Inc., a compensation consultant, to provide analysis and recommendations regarding the compensation programs and our Named Executive Officer compensation. Arnosti Consulting was engaged for 2021 compensation decisions and continues to provide similar services to the Compensation Committee in 2022. Nancy Arnosti is the principal of Arnosti Consulting and she is the individual with whom the Compensation Committee works on these matters. Based on a review of relevant SEC and Nasdaq rules relating to compensation consultant independence and such other factors as the Compensation Committee deemed relevant, the Compensation Committee does not believe that any of the services provided by Arnosti Consulting raise any material conflicts of interest.

Nominations and Governance Committee

The Nominations and Governance Committee consists of two members: Dr. Panem (Chair) and Mr. Randall. The Board has adopted a written charter for the Nominations and Governance Committee, which is periodically reviewed. The charter is available on our website, www.acorda.com, under “Investors – Corporate Governance – Committee Charters.” The Nominations and Governance Committee met three times in 2021.

The Nominations and Governance Committee is responsible for the following:

•	identifying potential candidates to serve on the Board;
•	working with our General Counsel to develop and recommend to the Board a set of corporate governance principles; and from time reviewing the adequacy of such corporate governance principles;
•	overseeing an annual evaluation of the Board;
•	evaluating the composition, size, structure and practices of the Board and monitoring the independence of Board members and the overall Board composition;
•	reviewing processes relating to Board meeting schedules and agendas and for our providing information to the Board;
•	reviewing the service of Board members and executive officers on the board of directors of any other company;
•	reviewing director and officer questionnaires;

•	overseeing director education and continuing education programs;
•	evaluating stockholder proposals and making recommendations to the Board regarding any such proposals; and
•	considering and making recommendations to the Board relating to the practices, policies and performance of the Board and corporate governance.

Director Qualifications and Director Nomination Process

Qualifications for Director Candidates

The Nominations and Governance Committee is responsible for evaluating potential candidates for nomination to the Board of Directors. Director qualifications and the process for considering potential candidates are set forth in the Nominations and Governance Committee Charter and the Guidelines.

The Nominations and Governance Committee and Board will consider individuals who have distinguished records of leadership and success in their area of activity and who will make substantial contributions to the Board. We seek director candidates who, in addition to general management experience and business knowledge, possess an expertise in one or more of the following areas: business, medicine, scientific research, drug discovery and development, healthcare, pharmaceuticals, finance, law, corporate governance, risk assessment, and investor relations. Accordingly, the Nominations and Governance Committee will consider, among other factors, the extent of a potential nominee’s business experience, technical expertise, or specialized skills or experience, and whether he or she, by virtue of particular experience relevant to the Company's current or future business, will add specific value as a Board member.

The Nominations and Governance Committee and the Board do not believe that it is in our best interests to establish rigid criteria for the selection of prospective director candidates. Rather, the Nominations and Governance Committee and the Board recognize that the challenges and needs we face will change over time and, accordingly, believe that the selection of director candidates should be based on skills relevant to the issues we face or are likely to face at the time of nomination and in the future. As a result, the priorities and emphasis of the Nominations and Governance Committee and of the Board may change from time to time to take into account changes in business and other trends, and the portfolio of skills and experience of current and prospective members of the Board. However, all prospective director candidates must possess the following attributes to be recommended to the Board for nomination:

•	a commitment to integrity and ethics;
•	demonstrated leadership ability and the ability to exercise sound business judgment;
•	independence from conflict or direct economic relationship with the Company; and
•	a willingness and ability to devote the required amount of time to prepare for and attend Board and committee meetings and to otherwise carry out the duties and responsibilities of Board membership.

Also, the Nominations and Governance Committee and the Board strongly believe that we benefit from diversity in age, skills, background and experience. Pursuant to the Guidelines, diversity is one of the factors that the Committee considers in identifying director candidates. As part of this process, the Nominations and Governance Committee evaluates how a particular candidate would strengthen and increase the diversity of the Board in terms of how that candidate may contribute to the Board’s overall balance of perspectives, backgrounds, knowledge, experience, skill sets and expertise.

Other than the foregoing considerations, there are no stated minimum criteria for director candidates. The Nominations and Governance Committee will ensure that at all times, at least a majority of the members of the Board meet the definition of “Independent Director” under the Nasdaq listing rules and that director candidates also meet the specific requirements set forth in the Nasdaq listing rules and in the rules of the SEC regarding membership on committees of the Board.

In considering re-nomination criteria, the Nominations and Governance Committee reviews each director’s past attendance at meetings and participation in and contributions to the activities of the Board, as well as whether the director’s qualifications and skills are consistent with the Company’s current needs and whether the director is willing to continue in service. If any member of the Board does not wish to continue in service or if the Board decides not to nominate a member for re-election, the Nominations and Governance Committee will identify the skills and experience desired in a new director candidate.

Under our Corporate Governance Guidelines, the Board has not adopted term limits or a mandatory retirement age for directors. Arbitrary term limits and a mandatory retirement age might deprive the Company and its stockholders of the contribution of directors who have been able to develop valuable insights into the Company, its business, and its operations over time and therefore provide a valuable contribution to the Board as a whole. As an alternative to term limits and a mandatory retirement age, the Board believes that it can ensure that it continues to evolve and adopt new ideas and viewpoints through the director nomination and evaluation processes.

Board Diversity

As described above, the Company does not maintain a formal diversity policy for Board membership. However, the Board believes that the directors, considered as a group, should provide a mix of backgrounds, experience, knowledge, and abilities. Thus, as part of its annual review of Board composition, the Nominations and Governance Committee considers and discusses the extent to which the Board as a whole includes a mix of members that represent an appropriate diversity of background and experience. The following table presents our Board diversity statistics as of the date of this Proxy Statement, in accordance with Nasdaq Rule 5606, as self-disclosed by our directors.

Board Diversity Matrix
Total Number of Directors	6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	5	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	5	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

Identification and Evaluation of Director Candidates

The Nominations and Governance Committee uses a variety of methods for identifying director candidates, and will evaluate them in accordance with the requirements of the Guidelines. The Nominations and Governance Committee may receive suggestions for potential director candidates from current members of the Board, our executive officers or other sources, which may be either unsolicited or in response to requests from the Nominations and Governance Committee for such candidates. The Nominations and Governance Committee may also, from time to time, engage firms that specialize in identifying and evaluating potential director candidates. As described below, pursuant to the Guidelines, the Nominations and Governance Committee will also consider candidates recommended by stockholders.

The Nominations and Governance Committee periodically assesses the appropriate size and composition of the Board as a whole, the needs of the Board and the respective committees of the Board, and the qualification of director candidates in light of these needs. Once an individual has been identified as a potential director candidate, the Nominations and Governance Committee makes an initial determination as to whether to conduct a full evaluation of the prospective director candidate based upon various factors, including, but not limited to: the information submitted with the nomination, the Board’s own knowledge of the prospective director candidate, and whether based on the information then known the prospective director candidate could satisfy the criteria established by the Nominations and Governance Committee. The Nominations and Governance Committee then decides whether to do a comprehensive evaluation of a prospective director candidate. After completing its evaluation, the Nominations and Governance Committee makes its recommendation to the full Board as to any person it determines should be considered by the Board. The Board then considers the recommendation of the Nominations and Governance Committee and considers and evaluates the nominee.

Stockholder Recommendations of Director Candidates

The Nominations and Governance Committee will consider director candidates suggested by our stockholders, provided that the recommendations are made in accordance with the procedures required under our Bylaws and described in this Proxy Statement in the section titled Requirements, Including Deadlines, for Submission of Proxy Proposals, Nomination of Directors and Other Business of Stockholders, and meet other applicable legal and regulatory requirements. Stockholder nominees whose nominations comply with these procedures and who meet the criteria outlined above will be evaluated by the Nominations and Governance Committee in the same manner as the Nominations and Governance Committee’s nominees.

Stockholder Communication with the Board of Directors

Pursuant to the Guidelines, stockholders and other interested parties may communicate with the Board of Directors by sending a letter to the Acorda Therapeutics Board of Directors c/o the Company’s Corporate Secretary at our principal executive office. The Corporate Secretary will receive and review all correspondence and forward appropriate correspondence to the President and Chief Executive Officer, the non-executive Chair of the Board, or to any individual director or directors to whom the communication is directed, as appropriate.

Board and Committee Fees

The Compensation Committee is responsible for establishing our outside director compensation policy, which it reviews annually. Our outside director compensation policy includes two components: (i) a cash component consisting of a base retainer for services as a director, a fee for serving as the non-executive Chair, and additional cash retainers for service as a chair or a member of a committee, and (ii) an equity component consisting of an initial stock option award that is granted upon election to the Board and annual stock option award that is granted on the date of each annual meeting of stockholders. The Board believes that a meaningful portion of a director’s compensation should be provided in the form of Company stock or stock-based awards to more closely align compensation with corporate performance and the interests of our stockholders.

The amounts of the cash retainers, the initial stock option award for new outside directors, and the annual stock option awards to outside directors under the current outside director compensation policy are set forth in the table below. In April 2021, based on the recommendation of the Compensation Committee, the Board of Directors amended the equity components of the outside director compensation policy to take into account the 1-for-6 reverse stock split we implemented on December 31, 2020, our market capitalization, a review of director compensation at peer companies, and other factors. Previously under the policy, without adjusting for the reverse stock split, the initial stock option grant was for 25,000 shares and the annual stock option grants were for 15,000 shares. The equity award amounts set forth in the table below reflect the amended policy (on a post-reverse stock split basis).

Position	Annual Cash Retainer	Initial Option Grant	Annual Option Grant
Base Fee	$50,000	20,000 shares	10,000 shares
Non-Executive Chair Fee (in addition to Base Fee)	50,000	—	—
Audit Committee Chair	20,000	—	—
Compensation Committee Chair	20,000	—	—
Nominations and Governance Committee Chair	10,000	—	—
Business Development Committee Chair (1)	12,000	—	—
Audit Committee Member	10,000	—	—
Compensation Committee Member	10,000	—	—
Nominations and Governance Committee Member	6,000	—	—
Business Development Committee Member (1)	7,000	—	—
(1)	Cash retainers for the Ad Hoc Business Development Committee were payable until the Committee was terminated by the Board in March 2022.

In the case of any director who is not first elected to the Board at an annual meeting of stockholders, such as Mr. Varian, that director’s first annual stock option grant will be awarded on the first anniversary of their election to the Board, and the amount of the first annual award will be prorated based on the period of time between the grant date of the annual award and the date of the next annual stockholder meeting. All options vest over a one-year period in equal quarterly installments, have a term of ten years and will have an exercise price equal to the fair market value of our common stock on the date of grant (equal to the closing price of our common stock on the Nasdaq Global Select Market on the date of grant).

Directors are also reimbursed for appropriate expenses related to their service on the Board. Upon an outside director’s termination of membership on the Board, all vested stock options remain exercisable for 12 months, or such longer period as the Board may determine in its discretion, to the extent consistent with Internal Revenue Code Section 409A.

Under our outside director compensation policy, the Board also reviews and determines, based on the recommendation of the Compensation Committee, what, if any, compensation shall be paid for chairs and members of active ad hoc committees not specified in the policy, based upon the expected efforts and contributions of those members.

2021 Non-Employee Director Compensation

The following table provides information concerning the compensation of our outside directors during 2021, including compensation for membership on the Board of Directors as well as Board committees on which they served during the year. Fees include pro-rated payments for Committee memberships, in cases where an outside director served on a committee for only part of 2021. Committee memberships are noted in the table. Mr. Varian is not listed in the table because he did not serve on the Board during 2021.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(7)	Total ($)(7)
Barry Greene (1)	$48,000	$25,575	$73,575
Peder K. Jensen, M.D. (2)	67,000	25,575	92,575
John P. Kelley (3)	137,000	25,575	162,575
Sandra Panem, Ph.D. (4)	70,000	25,575	95,575
Lorin J. Randall (5)	76,000	25,575	101,575
Catherine D. Strader, Ph.D. (6)	36,731	25,575	62,306
(1)	Chair of the Ad Hoc Business Development Committee and member of the Compensation Committee until his resignation from the Board in August 2021.
(2)	Member of the Audit Committee, and member of the Ad Hoc Business Development Committee until its termination in March 2022.
(3)

Non-executive Chair of the Board and Chair of the Compensation Committee; also, member of the Audit Committee until replaced by Mr. Varian on that Committee in March 2022, and member of the Ad Hoc Business Development Committee until its termination in March 2022.

(4)	Chair of the Nominations and Governance Committee and member of the Compensation Committee.
(5)	Chair of the Audit Committee and member of the Nominations and Governance Committee.
(6)	Member of the Nominations and Governance Committee until her resignation from the Board in August 2021.
(7)

The method and assumptions used to calculate the value of the options granted to our directors are calculated in accordance with FASB Accounting Standards Codification (ASC) Topic 718 and discussed in Note 8 to our audited financial statements in our 2021 Annual Report on Form 10-K. The aggregate number of shares of our common stock subject to option awards outstanding and held by these individuals at December 31, 2021 was as follows: Mr. Greene, 22,148 shares; Dr. Jensen, 31,897 shares; Mr. Kelley, 30,001 shares; Dr. Panem, 30,001 shares; Mr. Randall, 30,001 shares; and Dr. Strader, 14,697 shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of March 15, 2022, with respect to the beneficial ownership of our common stock by:

•	each person who is known by us to beneficially own more than 5% of our common stock;
•	each of our directors and executive officers; and
•	all of our directors and executive officers as a group.

Unless otherwise indicated, the current address for each person or entity named below is c/o Acorda Therapeutics, Inc., 420 Saw Mill River Road, Ardsley, New York 10502.

Beneficial ownership is determined on the basis of the rules and regulations of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or convertible securities held by that person that are currently exercisable or convertible, or exercisable or convertible within 60 days of March 15, 2022, are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to the following table or pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder’s name. The percentage of beneficial ownership is based on 13,250,296 shares of common stock issued and outstanding on March 15, 2022.

	Shares of Common Stock Beneficially Owned
	Number	Percent
5% Stockholders
Renaissance Technologies (1)	714,156	5.4%

Executive Officers and Directors
Ron Cohen, M.D. (2)	256,743	1.9%
Neil S. Belloff	—	—
Burkhard Blank (3)	57,630	*
Michael Gesser	—	—
Kerry Clem (4)	38,842	*
Lauren M. Sabella (5)	59,105	*
Peder K. Jensen, M.D. (6)	29,397	*
John P. Kelley (7)	27,501	*
Sandra Panem, Ph.D. (8)	27,987	*
Lorin J. Randall (9)	27,501	*
John Varian (10)	5,000	*
All executive officers and directors as a group (11 total)	529,706	3.9%

__________________________

*	Less than 1%.
(1)

The information in the table is based on an amendment to a Schedule 13G filed with the Securities and Exchange Commission on February 11, 2022 (the “Renaissance 13G”), by Renaissance Technologies LLC (“RTC”) and Renaissance Technologies Holdings Corporation (“RTHC”). According to the Renaissance 13G: (i) RTC and RTHC both beneficially own and have sole dispositive power over all of the shares reported in the Renaissance 13G, and have sole voting power over 713,456 of those shares; and (ii) RTHC’s reported beneficial ownership of those shares is because of RTHC’s majority ownership of RTC. The address of the principal business office for RTC and RTHC is 800 Third Avenue, New York, NY 10022.

(2)	Includes 130,822 shares of common stock, 124,853 shares of common stock issuable upon exercise of stock options, and 1,068 restricted shares.
(3)	Includes 18,527 shares of common stock and 39,103 shares of common stock issuable upon exercise of stock options. Dr. Blank resigned from the Company effective December 31, 2021.
(4)	Includes 11,319 shares of common stock and 27,248 shares of common stock issuable upon exercise of stock options, and 275 restricted shares.
(5)	Includes 11,844 shares of common stock, 46,884 shares of common stock issuable upon exercise of stock options, and 377 restricted shares.
(6)	Includes 29,327 shares of common stock issuable upon exercise of stock options.
(7)	Includes 27,501 shares of common stock issuable upon exercise of stock options.
(8)	Includes 486 shares of common stock and 27,501 shares of common stock issuable upon exercise of stock options.
(9)	Includes 27,501 shares of common stock issuable upon exercise of stock options.
(10)	Includes 5,000 shares of common stock issuable upon exercise of stock options.

INFORMATION CONCERNING EXECUTIVE OFFICERS

Set forth below is information regarding each individual serving as an executive officer as of the date of this Proxy Statement.

Name	Age	Position(s)
Ron Cohen, M.D.	66	President, Chief Executive Officer and Director
Michael Gesser	59	Chief Financial Officer
Neil S. Belloff	62	General Counsel
Kerry Clem	52	Chief Commercial Officer
Lauren M. Sabella	61	Chief Operating Officer

Ron Cohen, M.D., is President, CEO and founder of the Company. Dr. Cohen previously was a principal in the startup of Advanced Tissue Sciences, Inc., a biotechnology company engaged in the growth of human organ tissues for transplantation. Dr. Cohen received his B.A. with honors in Psychology from Princeton University, and his M.D. from the Columbia College of Physicians & Surgeons. He completed his residency in Internal Medicine at the University of Virginia Medical Center, and is Board Certified in Internal Medicine. Dr. Cohen currently serves on the board of directors of VBL Therapeutics. In addition, within the last five years, he previously served on the board of directors of Dyax Corp. Dr. Cohen previously served as Chair of the board of the Biotechnology Innovation Organization (BIO), as Chair of the Emerging Companies Section of the Bio board, and as a Director and Chairman of New York Biotechnology Association (NYBA). He also previously served as a member of the Columbia-Presbyterian Health Sciences Advisory Council and was awarded Columbia University’s Alumni Medal for Distinguished Service. In 2010 Dr. Cohen was named NeuroInvestment’s (now called NeuroPerspective) CEO of the Year and in 2009 he was recognized by PharmaVoice Magazine as one of the 100 Most Inspirational People in the Biopharmaceutical Industry. Dr. Cohen is a recipient of the Ernst & Young Entrepreneur of the Year Award for the New York Metropolitan Region, and is an inductee into the National Spinal Cord Injury Association’s “Spinal Cord Injury Hall of Fame.” In 2010, Dr. Cohen was recognized by NYBA as its “The Cure Starts Here” Business Leader of the Year and was named by MM&M and PR Week as one of the top 50 health influencers of 2017.

Michael Gesser has been our Chief Financial Officer since November 2021. Prior to joining the Company, Mr. Gesser was Chief Financial Officer of Tergus Pharmaceutical, LLC, a provider of contract services for topical pharmaceutical products, from January 2020 to September 2021. Prior to that, from September 2017 to August 2019, Mr. Gesser was Chief Financial Officer and Chief Operating Officer of BioMedomics, Inc., an early-stage medical device development company. Between September 2011 and August 2017, Mr. Gesser held Chief Financial Officer positions at several other biopharmaceutical and medical device companies, including Osmotica Pharmaceutical Corp., SunTech Medical Inc., and HAP Innovations LLC. Previous to those roles, he held several senior-level financial positions at Allergan Pharmaceuticals. Mr. Gesser has been a member of the Board of Directors of privately-held Flow Sciences, Inc., a provider of pharmaceutical safety containment solutions, since October 2021. He received his B.S. in Finance from the Cameron School of Business at the University of North Carolina at Wilmington, and his M.B.A. from the Belk School of Business at the University of North Carolina at Charlotte.

Neil S. Belloff has been our General Counsel since November 2021. Prior to that, from 2018 to 2021, he was General Counsel and Corporate Secretary of Eloxx Pharmaceuticals, Inc., a publicly listed global biopharmaceutical company, and from 2020 to 2021 also Chief Operating Officer of Eloxx. From 2011 to 2018, Mr. Belloff was Senior Corporate Counsel at Celgene Corporation, formerly a publicly listed global biopharmaceutical company (acquired by Bristol-Meyers Squibb in 2019). Mr. Belloff also served for seven years as Executive Vice President and U.S. Corporate and Securities Counsel at Deutsche Telekom, one of the largest telecommunications companies in the world. In addition, he previously served as a Senior Attorney-Advisor in the Division of Corporation Finance at the U.S. Securities and Exchange Commission in Washington, D.C. Mr. Belloff holds a J.D. from Quinnipiac University School of Law, a M.A. from New York University, a B.A. from Queens College of the City University of New York, and completed post-graduate studies in the LL.M. Program in Securities Regulation at Georgetown University Law Center.

Kerry Clem has been our Chief Commercial Officer since September 2021. From September 2020 to September 2021, he was Executive Vice President of Sales, Market Access, and Commercial Operations, from July 2016 to September 2020 he was Senior Vice President, Sales and Payer Relations, from August 2014 to July 2016 he was Senior Vice President, Field Sales, and from January 2011 to August 2014 he was Vice President, Sales. Before joining Acorda, from 2009 to 2010, Mr. Clem was Vice President of Sales at Allos Therapeutics, Inc. where he built the organization’s inaugural sales force to launch their first commercially available product. Also, from 2007 to 2009, Mr. Clem served as Vice President of Sales and Marketing at Solstice Neurosciences, Inc. Mr. Clem has over 20 years of sales and marketing experience in the areas of neurology, oncology, movement disorders, cardiology, anesthesiology and pain. Over the span of his career, he has been involved in the development of commercial organizations and multiple product launches. Mr. Clem holds a B.S. degree from Florida State University.

Lauren M. Sabella has been our Chief Operating Officer since September 2021. From February 2015 to September 2021, she was our Chief Commercial Officer and from January 2010 to February 2015, she was our Executive Vice President, Commercial Development. Prior to that, Ms. Sabella was the Founder and Principal of Tugboat Consulting Group, an independent consulting practice assisting companies in the commercialization process. Ms. Sabella also served as Corporate Officer and VP of Commercial Development at Altus Pharmaceuticals from May 2006 to September 2008, with responsibility for all aspects of commercialization. Prior to joining Altus, Ms. Sabella was employed by Boehringer Ingelheim Pharmaceuticals for 18 years in positions of increasing responsibility. In her last role, she served as VP of Sales, Eastern Zone, where she led the successful sales launch of Spiriva and ran both Primary Care and Specialty Divisions, including Neurology, Urology and Cardio/Pulmonary. Prior to this role, she had over ten years of marketing experience where she led several product launches including Mobic, an NSAID that became a $1 billion brand. Ms. Sabella holds a B.B.A. from Hofstra University.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the following Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that such Compensation Discussion and Analysis be included in this Proxy Statement.

Members of the Compensation Committee

John Kelley (Chair)

Sandra Panem, Ph.D.

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee has the responsibility to review, approve and recommend for the approval of the full Board the annual compensation and compensation procedures for our Named Executive Officers (as defined below in the Executive Compensation section of this Proxy Statement).

Our Company

We are a biopharmaceutical company focused on developing therapies that restore function and improve the lives of people with neurological disorders. We market Inbrija (levodopa inhalation powder), which is approved in the U.S. for intermittent treatment of OFF episodes, also known as OFF periods, in people with Parkinson’s disease treated with carbidopa/levodopa. Inbrija is for as needed use and utilizes our ARCUS pulmonary delivery system, a technology platform designed to deliver medication through inhalation that we believe has potential to be used in the development of a variety of inhaled medicines. We also market branded Ampyra (dalfampridine) Extended Release Tablets, 10 mg.

Our Business Values

We have a teamwork-oriented culture that encourages and rewards collaboration, innovation, honest communication, and high achievement, and we believe our long-term success is dependent on maintaining our commitment to being a collaborative and entrepreneurial enterprise. We attract and retain employees who share our passion for helping others who suffer from life-altering conditions, and we collaborate with external partners who also share our mission. We encourage and reward the prudent risk taking that is needed for innovation and ultimately successful corporate growth.

Our stockholders, including our employees, are the owners of our company, and we are committed to creating value for them. The biopharmaceutical product development cycle is lengthy and unpredictable, and we believe that it is critical to have a long-term strategic horizon. We expect to measure our success, in part, according to appropriate shorter-term quantitative measures such as annual product revenue, because the current value of our business is substantially dependent on product sales, and because product revenue generates cash needed to support our business operations. However, we may also measure our performance by considering other scientific, business, organizational, and/or operational goals focused on longer-term value creation to maximize stockholder value over time. These may include our ability to progress research and development programs, our ability to protect and enhance our intellectual property assets, our ability to grow our business through licensing and acquisitions, and, importantly, our ability to attract and retain the dedicated, motivated individuals who believe in our mission and create the conditions necessary for success. In addition, we are careful stewards of our stockholders’ assets when making decisions about investments in research and development, employee compensation, and other expenses, striving to allocate our resources as cost-effectively as possible. These goals cannot always be measured quantitatively, but we consider them critical to our long-term success and the creation of long-term stockholder value. We seek to strike a balance among these various objectives, so that there is not undue emphasis on meeting short-term metrics at the expense of long-term goals, and so that our employees will be provided with appropriate incentives to focus on both short-term and long-term goals that are fundamental to creating further value in our business.

Compensation Philosophy and Objectives

We aim to ensure that our compensation program is understandable and perceived as fundamentally fair to all stakeholders, including employees, executives and shareholders. Our compensation program, including compensation for our Named Executive Officers, reflects a pay-for-performance philosophy with the following objectives:

•

Provide competitive, market-based total compensation that attracts, retains and motivates highly-qualified employees who are dedicated to our mission and culture and who have the skills and experience required for the achievement of our business goals;

•	Link short-term and long-term cash and equity incentives to corporate and individual performance; and
•	Align the interests of our employees with our other stockholders and with the goal of building long-term value.

With these objectives, we have a compensation program that generally includes: an annual base salary; performance-based incentive compensation; equity awards that are intended to deliver significant real value if and as the value of the Company increases; employee health and welfare benefits; and development and career opportunities. We believe these compensation components provide the appropriate balance of short-term and long-term compensation and incentives designed to drive our performance, success, and long-term growth. The amounts of cash and equity compensation vary from person to person based on their role, market-competitive compensation, individual performance, and expected contribution to our future success, among other factors. Also, the Compensation Committee and the Board may modify certain aspects of the compensation program components for our Named Executive Officers based on circumstances in a particular year.

Consistent with our culture, it is generally our policy not to extend significant perquisites to our executives that are not available to all of our employees. We may cover relocation-related expenses for individual employees, including in some cases executive officers, where warranted due to individual circumstances. Also, for our executive officers who reside a substantial distance from our corporate offices, we may cover the costs associated with their occasional travel to our corporate office. We did not cover relocation-related expenses for any executive officers in 2021, but we did cover expenses related to certain officers’ occasional business travel from their homes to our corporate offices.

Setting Executive Compensation

The implementation of our compensation program is carried out under the supervision of the Compensation Committee. The compensation for Ron Cohen, M.D., our President and Chief Executive Officer, is approved by the Board, after the Compensation Committee provides its analysis and recommendation. In connection with this process, Dr. Cohen provides a self-evaluation based on personal and corporate goals, which is reviewed by the Compensation Committee and the Board. The Compensation Committee has direct responsibility for reviewing and approving the compensation for each of our other Named Executive Officers and the other members of Dr. Cohen’s senior leadership team. Dr. Cohen and our Executive Vice President, Human Resources, provide substantive input to the process and make recommendations to the Compensation Committee as to specific elements of compensation (i.e., salary, non-equity incentive compensation, equity awards). As part of this process, Dr. Cohen provides a review of each executive officer’s performance along with his compensation recommendations. While the Compensation Committee utilizes this information and values Dr. Cohen’s observations with regard to other executive officers, the ultimate decisions regarding executive compensation are made by the Compensation Committee and the Board of Directors.

With the objectives and process described above in mind, the Compensation Committee annually reviews the pay practices for our Named Executive Officers and our other employees. For 2021 compensation decisions, the Compensation Committee retained Arnosti Consulting Inc. to conduct a review of the total compensation program for our executive officers, including our Named Executive Officers, as well as for other employees. Arnosti Consulting also provided the Compensation Committee with relevant market data and alternatives to consider when making compensation decisions for our Named Executive Officers and to confirm that our compensation program is competitive with the market. Arnosti Consulting has been engaged again in 2022 for purposes providing compensation benchmarking and other input to compensated-related decisions.

The Compensation Committee reviews several compensation data sources when making compensation decisions, including publicly-disclosed data sourced through Equilar, Inc. or directly from company filings, and data provided by Aon Radford Network, a business unit of Aon Consulting. The Compensation Committee uses this data to conduct a competitive analysis of relevant peers, comparing each element of total compensation against a select group of biotechnology/biopharmaceutical companies which we refer to in this Proxy Statement as our “peer companies.” The peer companies are periodically reviewed and updated by the Compensation Committee, taking into consideration the input of other members of the Board, including our Chief Executive Officer. Peer companies are chosen from among other commercial-stage companies in our industry based on, among other things, revenues, business model, market capitalization and size of employee population. In recent years, our decision to revise our list of peer companies has been heavily influenced by reductions in our market capitalization relative to other companies. Also, we sometimes need to replace our peer companies because of strategic changes affecting these companies, for example, they may be acquired or consolidated into a larger company that does not meet our criteria.

In the first quarter of 2021, Arnosti Consulting performed an executive compensation analysis using the following ad hoc set of peer companies: Alimera Sciences, Inc., Ani Pharmaceuticals, Inc., Aziyo Biologics, Inc. Adamas Pharmaceuticals Inc., Assertio Holdings, Inc., Neos Therapeutics, Inc. (merged with Aytu Bioscience, Inc. to form Aytu BioPharma, Inc.), Neuronetics, Inc., Rockwell Medical, Inc., Recro Pharma, Inc., and TherapeuticsMD, Inc. Arnosti Consulting recommended this ad hoc set of peer companies for this analysis rather than the Compensation Committee’s previously-approved peer companies, last updated in September 2019, because of significant changes to the Company’s business, operations, employee population, and market capitalization since that time. The Compensation Committee used these peers at the time based on the recommendation of Arnosti Consulting pending a more thorough review of peers contemplated for (and which was completed) later in 2021.

Subsequently, in December, 2021, the Compensation Committee evaluated its peer selection criteria and established the following peer companies for use in upcoming compensation decisions for 2022:  Adamas Pharmaceuticals, Inc., Alimera Sciences, Inc., Aytu BioPharma, Inc., Assertio Holdings, Inc., Collegium Pharmaceutical, Inc., Cumberland Pharmaceuticals Inc., Eagle Pharmaceuticals, Inc., Flexion Therapeutics, Inc., Neos Therapeutics, Inc., Neuronetics, Inc., OptiNose, Inc., Rockwell Medical, Inc., and VIVUS, Inc. The current list of peer companies represents a substantial change from our peer companies in recent years, primarily due to reductions in the size of our employee population, revenues, and market capitalization.

We work to properly tailor our compensation programs to our evolving organization and the individual backgrounds, expertise, and responsibilities of our executives in a way that appropriately incentivizes and rewards achievement of our identified goals. While we have not historically set compensation based on rigid targets determined by compensation at our peer companies, we believe that it is important to align compensation both with individual employee and Company performance and with the market levels as reflected in our peer companies. The Compensation Committee has adopted a compensation policy, ratified by the Board, under which we target total compensation to be at or above the 50th percentile of the pay practices of our peer companies, with the opportunity to earn up to the 75th percentile of this peer group based on exceptional Company and individual performance. The policy establishes a target, although the 50th percentile is not a minimum, and the Compensation Committee can grant compensation outside of the 50th to 75th percentile range if necessary and appropriate based on factors that it deems relevant. Also, under this policy there are no specific benchmarking targets for the pay components that make up total compensation, i.e. salary, incentive pay, and equity awards, although the Compensation Committee does consider relevant peer company data for these components.

2021 “Say-on-Pay” Vote

The Compensation Committee regularly evaluates the Company’s executive compensation programs, and carefully considers actual compensation payouts, seeking the best approach to providing compensation that follows our compensation philosophy and meets our compensation objectives described above. Considering all pertinent factors, the Compensation Committee believes that our compensation programs embody a pay-for-performance philosophy that is well suited for these purposes. As described above under Our Business Values, the Compensation Committee takes a balanced approach in reviewing performance, looking at shorter-term quantitative measures as well as our success at achieving goals that are designed to build long-term stockholder value. Importantly, the Compensation Committee does not believe that performance can be accurately evaluated using a formulaic review of stock price changes. Due to the timing of disclosures and other factors, our stock price at any moment may not reflect our achievements in building value, and importantly stock price volatility may be driven in part by matters unrelated to Company performance.

As required by Section 14A of the Securities Exchange Act of 1934, at our 2021 Annual Meeting of Stockholders, our stockholders voted, in an advisory manner, on a proposal to approve our Named Executive Officer compensation. This was our most recent stockholder advisory vote to approve Named Executive Officer compensation, commonly referred to as the “say-on-pay” vote. The 2021 say-on-pay vote was approved by our stockholders, receiving approximately 92% of the vote of the stockholders present in person or represented by proxy and voting on the proposal at the meeting.

We were pleased with the support from our stockholders on the say-on-pay vote at our 2021 Annual Meeting of Stockholders, and did not make any changes to our compensation policies or decisions specifically based on the results of the say-on-pay vote. The Compensation Committee intends to continue with its efforts to review and improve our compensation programs, and remains open to considering further changes that may be warranted as our business and industry evolve. We greatly value investor perspective and would also consider any feedback received in dialogue with shareholders.

Our CEO’s Mission and Leadership

Ron Cohen, M.D., has served as our President and Chief Executive Officer, and as one of our Directors since he founded the Company in 1995. Dr. Cohen originally formed the Company with the mission of developing therapeutic alternatives for people afflicted with neurological disorders such as multiple sclerosis. Dr. Cohen’s commitment to this mission is as strong today as it was back in 1995. Dr. Cohen’s “tone from the top” has fostered a teamwork-oriented culture that encourages and rewards collaboration, innovation, integrity and honest communication. Dr. Cohen has become a recognized business and scientific leader, serving in important roles in industry associations and receiving numerous business and scientific leadership awards.

Dr. Cohen’s business and scientific acumen have been critical to the Company’s development. Dr. Cohen has guided the Company through complex financing, research and development, business development, commercial and other decisions. He has also guided the Company’s recruitment of talented individuals to lead mission critical functions. As is typical for biotech companies, the Company’s development has not been linear, and we currently face the combined challenges of generic competition for Ampyra, a slower-than-expected Inbrija launch, and the COVID-19 global pandemic. Despite these challenges, under Dr. Cohen’s leadership we had significant accomplishments in 2021, including:

•	Strengthening our balance sheet by, among other things, selling our manufacturing operations in Chelsea, Massachusetts and using the proceeds to pay off our debt due in 2021;
•	Aligning our cost structure to our revenue;
•	Increasing Inbrija’s sales trajectory;
•	Executing two ex-U.S. Inbrija commercialization transactions;
•	Achieving the top of our guidance range for Ampyra net sales; and
•

Collaborating with our Board to add John Varian as a key new Board member, and making key additions to our leadership team, including Michael Gesser as our Chief Financial Officer and Neil Belloff as our General Counsel.

The Board believes that Dr. Cohen’s expertise, leadership, and experience (including experience leading the Company through past challenges) continue to make him the best person to steer the Company through our ongoing challenges.

Elements of Compensation

The compensation of Named Executive Officers consists of the following elements:

Base Salary: Annual base salary is designed to attract and retain qualified employees by providing a consistent cash flow throughout the year as compensation for performance of day-to-day responsibilities. The annual base salaries established for our Named Executive Officers and other employees are determined based on consideration of numerous factors, including the responsibilities of the position, prior relevant qualifications, background and experience, performance considerations, market competitive conditions, and other factors deemed relevant. Generally, we believe that executive base salaries should be targeted within the range of salaries for executives in similar positions with similar responsibilities and experience at comparable companies.

Annual base salaries are reviewed annually as part of our performance review process. The goal of our annual merit increase program for our executive officers and other employees is to review the competitiveness of base salaries and to make changes, when appropriate, based upon current position and experience, past year’s performance and past year’s contributions to the Company, and compensation relative to other similarly qualified executives in other companies. Merit increase guidelines are determined each year and are typically based on external economic and competitive compensation trends, although other elements, such as the Company’s overall resources, may be a factor. During the review of base salaries for Named Executive Officers, the Compensation Committee primarily considers:

•	Market data gathered both internally and by the Compensation Committee and its outside consultant, including comparison of compensation to senior executives at peer companies;
•	review of each executive’s compensation, both individually and relative to other officers; and
•	individual past year’s performance, based on individual goals and other factors considered relevant, and past year’s contributions to the Company.

Based on the criteria listed above, annual base salaries for each Named Executive Officer (other than the President and Chief Executive Officer) are recommended by the President and Chief Executive Officer and sent to the Compensation Committee for review. After consideration and possible modification, the Compensation Committee either approves annual base salaries for those Named Executive Officers or recommends them to the full Board of Directors for approval. The Compensation Committee recommends an annual base salary for the President and Chief Executive Officer to the full Board for approval. Also, from time to time the Compensation Committee may adjust annual base salaries based on changes in roles and responsibilities of our executive officers.

The following table sets forth our Named Executive Officer 2021 and 2022 annual base salaries:

Name	Title	2021 Salary		2022 Salary
Ron Cohen, M.D.	President and CEO	$795,675	(1)	$625,000
Burkhard Blank, M.D. (2)	Former Chief Medical Officer and Head of R&D	$533,100		—
Lauren Sabella (3)	Chief Operating Officer	$488,000		$488,000
(1)

Dr. Cohen’s original 2021 annual base salary was $795,675. However, in September 2021, in connection with a corporate restructuring, Dr. Cohen’s salary was reduced to $625,000 on a prorated basis for the remainder of 2021.

(2)	Dr. Blank resigned from the Company effective December 31, 2021 and transitioned into a consulting role.
(3)	Ms. Sabella was our Chief Commercial Officer until September 2021, when she became our Chief Operating Officer. Her annual base salary did not change in connection with the change in her role.

None of our Named Executive Officers received a salary increase in 2021 or 2022. The Compensation Committee and the Board decided not to provide salary increases to our Named Executive Officers in 2021 or 2022 based upon the recommendation of their compensation consultant, Arnosti Consulting. In both 2021 and 2022, Arnosti Consulting made this recommendation based on analysis of executive salaries at peer companies and a determination that the salaries of these executive officers were already near or above the 50th percentile compared to peers. These determinations were based on updates to the peer companies in March 2021 and then again in December 2021, as described above. Furthermore, in September 2021, in connection with a corporate restructuring and the Company’s ongoing efforts to manage its costs, Dr. Cohen’s annual base salary was reduced from $795,675 to $625,000, applied on a prorated basis for the remainder of 2021.

Non-Equity Incentive Compensation Program: Our annual performance-based non-equity incentive compensation program is a key component of our pay-for-performance philosophy. This program provides an incentive to our Named Executive Officers and other employees to achieve or exceed established annual goals that incorporate objective and other measures, and results in cash compensation that is directly linked to individual and corporate performance. Beginning in the fourth quarter of each year, the Board of Directors works collaboratively with management to develop a detailed set of overall corporate performance goals tied to the next year’s operating plan. The goals are finalized and internally communicated Company-wide in the first quarter of the applicable year.

The non-equity incentive compensation program is designed to provide incentives to employees in alignment with both our short and long-term business strategies. Generally, the Board establishes corporate goals for the program that it believes can and should be achieved with dedicated and diligent efforts, barring unforeseen circumstances, and which are intended to support achievement of our goals that are publicly communicated to investors and others. Shorter-term quantitative measures such as annual product sales and financial management targets are used for the Company’s non-equity incentive compensation program because our value depends on, among other things, the success of our products and our ability to operate depends on generating revenues and managing our costs. The Board typically will also measure our performance based on other business and operational metrics that align with our broader strategies. The Board includes these types of goals when they consider them critical to our long-term success and the creation of long-term stockholder value, although they may not be measurable using quantitative or other objective criteria. The particular mix and weighting of any particular year depends on the Company’s priorities at that time. For example, as further described below, for 2021 our goals placed greatest emphasis on the Inbrija launch because of its importance to our short and long-term business strategy.

After the conclusion of each year, the Board evaluates corporate performance against goals, and assigns a performance score based on the weighting originally assigned to these goals and the extent to which goals were achieved. Additional credit may be awarded to recognize extraordinary execution of the goals, such as achievement of a critical milestone significantly ahead of schedule, or to recognize meaningful achievements that may not be reflected in the goals, such as completion of an important strategic transaction. The Compensation Committee and Board believe that the ability to award extra credit in this manner is a critical part of our compensation structure. Also, strategic business opportunities cannot typically be predicted in advance. The Compensation Committee and the Board believe it is important to be able to recognize, where warranted, the ability of the Company to adapt to changing circumstances and seize significant opportunities that arise. At the same time, the Compensation Committee and Board retain discretion to make downward adjustments in scoring performance when the aggregated scoring of individual components of corporate performance do not fairly represent the Company’s overall performance.

As further described below, 2021 individual and corporate performance did not affect the 2021 non-equity incentive compensation paid to Burkhard Blank, M.D., our former Chief Medical Officer and Head of R&D, or Lauren Sabella, our Chief Operating Officer, as we agreed to pay them 100% of their 2021 target non-equity incentive compensation. We agreed to pay this amount to Dr. Blank in connection with his planned resignation at the end of 2021 and transition into a consulting role with the Company. We agreed to pay this amount to Ms. Sabella as an inducement to her continued employment with the Company.

Corporate Goals

Following is a summary of the 2021 corporate goals established by the Board and used as a basis for awarding 2021 year-end non-equity incentive compensation payouts (listed with their relative weighting). Consistent with the overall purpose of the non-equity incentive compensation program, these goals were chosen by the Board to directly correlate with short and long-term corporate strategy. These goals (as well as certain specific goal parameters associated with the goals) were approved by the Board and then internally communicated Company-wide in the first quarter of 2021.

Goal	Rationale
•Inbrija, including U.S. net sales targeted level (45%) and ex-U.S. commercialization and manufacturing milestones (10%)	•Inbrija became the Company’s most important strategic priority after the Company’s other commercial product, Ampyra, became subject to generic competition in late 2018.
•Financial management, including operating expense and cash/cash equivalent targeted levels and addressing our convertible senior notes due in June 2021 (25%)

•The Board and the Company are focused on financial management. We strive to be as efficient and cost-effective as possible while making the investments that we think are necessary to operate our business. Financial management was a particular priority in 2021 as Ampyra had become subject to generic competition since 2018, and the Inbrija launch has not met expectations. Also, the 2021 goals reflected the critical need to address the remaining $69 million of convertible senior notes due in June 2021.

•Ampyra U.S. net sales targeted level (20%)

•The cash generated from Ampyra sales continues to be a critical strategic asset. Our 2021 goals recognized the importance of preserving, as best we could, the revenue from this product but the relatively low weighting took into account the existence generic competition and the expectation that Ampyra net sales will continue to decline over time.

The Board has similarly established corporate goals for our 2022 non-equity incentive compensation program based on: Inbrija net sales (45%), Inbrija manufacturing and ex-U.S. commercialization (10%); financial management (25%); and Ampyra net sales (20%). Consistent with the overall purpose of the non-equity incentive compensation program, the 2022 goals were chosen by the Board to directly correlate with short and long-term corporate strategy. The goals and the specific goal parameters were approved by the Board and then internally communicated Company-wide in the first quarter of 2022.

Individual Goals

Annual goals for each employee (other than Ron Cohen, M.D., our President and Chief Executive Officer) are established on an individual basis each year. Individual goals are developed to provide focus on the most important aspects of each employee’s position, including particularly their potential contributions to corporate goals. For each of the Named Executive Officers other than Dr. Cohen, the individual goals are determined by Dr. Cohen in collaboration with the Named Executive Officer.

Under our non-equity incentive compensation program, Dr. Cohen’s payout is based on the corporate performance score and, therefore, he does not have separate individual goals that apply to calculating his payout under the non-equity incentive compensation program. The Board has structured his non-equity incentive compensation program payout in this manner because it believes that Dr. Cohen’s payout under this program should be based on his ability to lead the Company to achieve its corporate goals. The Board does establish personal goals for Dr. Cohen for purposes other than the non-equity incentive compensation program, typically related to his recruitment and/or effective oversight of other senior executives, as well as oversight of key organizational processes.

Non-Equity Incentive Compensation Program Payout Targets

Target payout amounts under the non-equity incentive compensation program are based on a percentage of annual base salaries and are generally set near the target payout amounts within comparable companies, based both on the Company’s own research and the information provided by the Compensation Committee’s outside consultant. Following are the target payout amounts for our Named Executive Officers under this program:

Name	Title	Target Payout Amount (1)	Goals Weighting
Ron Cohen, M.D.	President and CEO	80%/70% of annual base salary (2)	Based on the achievement of corporate goals
Burkhard Blank, M.D. (3)	Former Chief Medical Officer and Head of R&D	50% of annual base salary	80% based on achievement of corporate goals, 20% based on individual goals
Lauren Sabella (4)	Chief Operating Officer	50% of annual base salary	80% based on achievement of corporate goals, 20% based on individual goals
(1)

Targets are established using annual base salary as determined in the first quarter of each year. Subsequent changes in salary during the year may result in a prorated adjustment non-equity incentive compensation targets based on the effective date of the adjustment.

(2)

Dr. Cohen’s original 2021 target payout amount was 80% of his annual base salary. However, in September 2021, in connection with a corporate restructuring and the Company’s ongoing efforts to manage its costs, Dr. Cohen’s target payout amount was reduced to 70% of his annual base salary, applied on a prorated basis for the remainder of 2021.

(3)	Dr. Blank resigned from the Company effective December 31, 2021 and transitioned into a consulting role.
(4)	Ms. Sabella was our Chief Commercial Officer until September 2021, when she became our Chief Operating Officer. Her target payout amount did not change in connection with the change in her role.

Based on the overall corporate performance score determined by the Board and the individual performance level of each executive, non-equity incentive compensation payouts may be above or below target payout amounts. The Compensation Committee and Board do not establish formal threshold, or minimum, payout amounts. As described above, during the first quarter of the following year, the Board, upon recommendation of the Compensation Committee, determines the actual corporate performance score based on achievement of goals used in setting non-equity incentive compensation payout amounts. Payouts for each Named Executive Officer (other than the President and Chief Executive Officer) are recommended by the President and Chief Executive Officer and sent to the Compensation Committee for review. The Compensation Committee may approve payouts for those Named Executive Officers or may refer them to the full Board for review. The Compensation Committee recommends a payout for the President and Chief Executive Officer to the full Board for approval. The non-equity incentive compensation payouts are made in the first quarter of the following year.

2021 Performance

In February 2021, the Compensation Committee and the Board determined that corporate performance in light of the 2021 corporate goals, described above, merited an 80% corporate performance score. The score was determined as follows:

•

The Company received 28% credit out of the total 55% allocated to the Inbrija goal, including 18% credit out of the total 45% allocated to the Inbrija U.S. net sales, reflecting underperformance against the targeted level. The Company received the full 10% allocated to Inbrija ex-U.S. commercialization and Inbrija manufacturing, based on execution of an ex-U.S. commercialization transaction and achieving targeted Inbrija inventory levels.

•

The Company received 22.6% credit out of the total 25% allocated to the financial management goal. This score was awarded based on the Company achieving its 2021 operating expense and 2021 year-end cash/cash equivalents balance targeted levels, and successfully repaying the remaining balance of $69 million of its convertible notes due in June 2021. However, the Board did not award full credit for this goal to reflect certain needed adjustments in financial forecasting processes.

•	The Company received the full 20% credit allocated to the Ampyra goal, plus an additional 2.4% extra credit, based on Ampyra U.S. net sales exceeding the targeted level.
•

In addition to the foregoing, the Compensation Committee and the Board awarded 7% additional credit based on the Company exceeding its 2021 goals in relation to its ex-U.S. commercialization strategy for Inbrija. In particular, the Company entered into transactions for two countries, i.e. Spain and Germany, with the latter being the largest European market. In addition, the Germany transaction resulted in an upfront payment to the Company of approximately $5.9 million, and is expected to generate revenue during 2022.

Non-Equity Incentive Compensation Payouts for 2021

The target payout established for Ron Cohen, M.D., our President and Chief Executive Officer, for 2021 was originally 80% of annual base salary. In September 2021, in connection with a corporate restructuring, Dr. Cohen’s annual base salary was reduced to $625,000 and his target payout amount was reduced to 70% of his annual base salary, in both cases applied on a prorated basis for the remainder of 2021. Based on these revised, prorated amounts and the 80% performance score assigned to the corporate goals as approved by the Compensation Committee and the Board, Dr. Cohen received a 2021 non-equity incentive compensation payout of $459,499.

Burkhard Blank, M.D., our former Chief Medical Officer and Head of R&D, received a 2021 non-equity incentive compensation payout of $266,550, representing 100% of his 2021 non-equity incentive compensation payout target. We paid this amount to Dr. Blank in connection with his planned resignation at the end of 2021 and transition into a consulting role with the Company, and pursuant to a separation and general release agreement that we entered into with Dr. Blank on December 31, 2021.

Lauren Sabella, our Chief Commercial Officer, received a 2021 non-equity incentive compensation payout of $244,000, representing 100% of her 2021 non-equity incentive compensation payout target. We agreed to pay this amount to Ms. Sabella pursuant to a January 6, 2022 amendment to her employment agreement as an inducement to her continued employment with the Company.

Ad Hoc Bonuses and Other Payments

Separate from our annual non-equity incentive compensation program, the Compensation Committee has occasionally awarded individual bonuses or approved other payments on an ad hoc basis to recognize exceptional contributions to the Company’s business and to compensate individuals for assuming additional significant responsibilities.

In April 2020, the Compensation Committee of the Board of Directors authorized annual cash bonuses to Dr. Blank as supplemental compensation in recognition of his continuing assumption of certain research and development oversight responsibilities of a former officer who had departed the Company in August 2018. The Compensation Committee authorized these supplemental bonuses for 2020 and beyond so long as Dr. Blank continued to assume these additional responsibilities. The annual bonus amount was originally $30,000, payable in quarterly installments of $7,500, but was reduced effective April 1, 2021, to $20,000 (or $5,000 per quarter), reflecting primarily a reduction in our research and development activities.

Also, the Company operates in a highly competitive environment for the recruitment of qualified senior executives and other employees needed for the continued progress and growth of our business. Accordingly, from time to time, the Compensation Committee approves one-time cash bonus awards to individuals as an incentive to join the Company and in some cases to compensate individuals for lost compensation opportunity from their prior employer. No such new hire bonuses or compensatory awards were awarded to any executive officers in 2021.

Equity Awards: Equity awards are another key component of our pay-for-performance compensation philosophy. The use of equity awards provides our executive officers and other employees with compensation that has a strong link to our long-term performance, creates an ownership culture, and generally aligns the interests of our employees with the interests of our stockholders. Equity awards are typically granted to newly-hired employees, pursuant to our annual equity award program, and have historically been granted in connection with promotions although we did not award such promotional grants in 2021. Our annual equity awards vary from year to year, as further described below. Arnosti Consulting, the Compensation Committee’s outside compensation consultant, assists the Compensation Committee in structuring our equity compensation programs and in developing the equity award guidelines. Equity awards are currently granted under our 2015 Omnibus Incentive Compensation Plan, or our 2015 plan, and may be granted under our 2016 Inducement Plan in the case of new hire awards.

Equity Award Programs. The Compensation Committee and the Board of Directors make determinations at least annually regarding our equity programs, including the total pool of shares to be authorized for awards, the types of awards to be granted, and the guidelines for individual award amounts. The Compensation Committee and the Board seek to determine whether the complete compensation packages provided to our executive officers, including prior equity awards, are sufficient to retain, motivate and adequately reward them. This determination is based on benchmarking information provided both by the Company and Arnosti Consulting. For Vice Presidents and above, including executive officers, the President and Chief Executive Officer reviews the potential long-term value of existing and potential awards and their ability to encourage retention, engagement and motivation. These judgments also consider our compensation policy, described above.

Additionally, in determining the total pool of shares to be authorized for our annual and other awards, as well as the ratio of different awards types to be granted, the Compensation Committee and the Board consider other relevant factors, including the remaining total authorized shares under the applicable equity plan (i.e., our 2015 plan), the relative dilutive impact of providing different award types, the perceived value to employees of different awards types, and equity compensation practices at peer companies and within our industry generally.

For our broad-based award programs, the Compensation Committee establishes target award amounts for each level within the organization, but individual awards can deviate from these targets provided that aggregate award amounts do not exceed specified pools set by these target award amounts. For example, typically there is a specified pool for all of Dr. Cohen’s executive management team, and a separate specified pool for the rest of the organization.

In recent years, we have experienced substantial reductions in the size of our workforce, resulting in the termination of equity awards previously granted to employees. The termination of these awards, including awards previously issued under our predecessor 2006 Employee Incentive Plan, resulted in the addition of the shares underlying those awards to the available reserve under our 2015 Plan. In addition, in recent years many “under water” stock options previously granted to employees under the 2006 plan expired without exercise, also resulting in the addition of shares to the available 2015 plan reserve. These additions to the available 2015 plan reserve enabled us to implement a broad-based annual equity program in March 2021. We have not sought approval from our stockholders to increase the 2015 plan reserve since 2018.

Our 2021 annual equity program awards, including those granted to our Named Executive Officers, were entirely time-based-vesting restricted stock units. Also, the 2021 annual equity program awards were granted with a vesting schedule that is accelerated as compared to our historical practice, with the awards vesting in installments of 40%, 20% and 40% at six months, twelve months and eighteen months, respectively, after the March 3, 2021 grant date. Historically, the Compensation Committee has used a combination of award types, for example a mix of stock options as well as restricted stock and/or restricted stock units. Also, in recent years the Compensation Committee has used both time-based vesting and performance-based vesting for awards granted to our more senior employees. The Compensation Committee and the Board believe that the combined use of these award types should be considered in seeking to balance the goals of paying for performance, aligning management with shareholders, and retaining top-performing and critical employees. However, the Compensation Committee and Board authorized our use of solely time-based-vesting restricted stock units for the 2021 program due to the Company’s circumstances at the time the awards were granted, as further described below under 2021 Annual Equity Program Awards.

Following the grant of the 2021 annual equity awards, we have a limited reserve remaining under the 2015 plan, which we intend to use for individual circumstances such as in connection with new hires. The remaining reserve under the 2015 plan is not sufficient for additional broad-based award programs, which the Compensation Committee and Board believe are necessary to attract, retain, incentivize and reward qualified individuals in a highly-competitive market for talented employees. Accordingly, we have not yet implemented a 2022 annual equity award program. As further described below under Proposal Two in this Proxy Statement, we are seeking approval of an amendment to the 2015 plan at our 2022 Annual Meeting to increase the number of shares of our common stock authorized for issuance under that plan. If Proposal Two is approved by our stockholders, we intend to implement a 2022 annual equity award program.

Approval Process. With respect to equity awards granted to our executive officers other than our President and Chief Executive Officer, a recommendation is made by our President and Chief Executive Officer to the Compensation Committee for review. After consideration and possible modification, the Compensation Committee either approves the awards for those executive officers or recommends them to the full Board for approval. With respect to equity awards granted to our President and Chief Executive Officer, the Compensation Committee recommends them to the full Board for approval. Annual equity awards are typically approved in the first quarter of each year, based primarily on the individual’s anticipated future contributions to the creation of stockholder value, and in the case of stock options they are typically awarded with a ten-year term. The Company does not grant discounted stock options and does not backdate or grant options retroactively. In addition, the Company does not coordinate grants of options so that they are made before announcement of favorable information, or after announcement of unfavorable information. Also, historically the Company has not re-priced outstanding options, and it will not do so if prohibited by the terms of the plan under which they were issued.

2021 Annual Equity Program Awards

For our 2021 broad-based annual equity award program, our executive officers and other employees were granted entirely time-based vesting restricted stock units under our 2015 plan. The following table sets forth the annual equity program awards that were granted to our Named Executive Officers in March 2021:

Name	Title	Time-Based Restricted Stock Units
Ron Cohen, M.D.	President and CEO	29,000
Burkhard Blank, M.D. (1)	Former Chief Medical Officer and Head of R&D	11,125
Lauren Sabella (2)	Chief Operating Officer	11,125
(1)	Dr. Blank resigned from the Company effective December 31, 2021 and transitioned into a consulting role. At the time of his resignation, 6,675 of these awards had not yet vested and terminated.
(2)	Ms. Sabella was our Chief Commercial Officer until September 2021, when she became our Chief Operating Officer. Her target payout amount did not change in connection with the change in her role.

Restricted stock units represent the right to payment (or settlement) in the form of a share of our common stock for each restricted stock unit upon achievement of the specified vesting conditions (either time-based or performance based business milestones, depending on the particular award). The 2021 restricted stock units vest in installments of 40%, 20% and 40% at six months, twelve months and eighteen months, respectively, after the grant date.

The Compensation Committee and Board authorized these time-based-vesting restricted stock units for the 2021 annual equity award program due to the Company’s circumstances at the time the awards were granted. The Compensation Committee and Board determined that these awards would be necessary and appropriate to retain, incentivize, and motivate our employees in light of disruptive circumstances leading up to the March 2021 awards, including for example: Substantial employee attrition during 2020; our implementation of a reduction in force in January 2021, which was our third reduction in force since 2017; less-than-expected net revenues from sales of Inbrija as well as declining net revenues from sales of Ampyra due to generic competition; and substantial declines in the price of our common stock, which for substantially all of our employees effectively eliminated all intrinsic value of previously-granted stock options that have not been exercised. Based on these factors and other considerations, the Compensation Committee and the Board authorized the use of full value shares with an accelerated vesting schedule (as compared to the Company’s historical practice) as part of an overall compensation strategy intended to retain, incentivize, and motivate our employees, including our Named Executive Officers.

2021 Cohen Stock Options

On November 12, 2021, Dr. Ron Cohen, our President and CEO, was granted options to purchase 100,000 shares of our common stock under our 2015 plan. The stock options have an exercise price equal to the closing price of our common stock on the grant date (i.e., $3.64 per share), vest over four years from the grant date in equal quarterly installments, and have a ten-year term. The Board awarded these stock options after considering the value of Dr. Cohen’s equity awards in light of the then-current market price of our common stock, and also reductions to Dr. Cohen’s cash compensation implemented in connection with our recent corporate restructuring as described above in this Compensation Discussion and Analysis. Based on these considerations, the Board awarded Dr. Cohen these options as an incentive to better align his long-term interests with those of our stockholders and for retention of his employment. These options will be taken into account by the Board in connection with any annual equity award program that is implemented in 2022.

Termination of Stock Ownership Guidelines

The Board had previously implemented officer and director stock ownership guidelines to encourage ownership of the Company’s common stock and promote the alignment of the long-term interests of the Company’s officers and directors with the long-term interests of the Company’s stockholders. In March 2021, after concluding that a sustained decline in the market price of our common stock in recent years had made it unrealistic to expect that any covered individuals could gain compliance with the guidelines for the foreseeable future, the Board determined that the guidelines were no longer serving the purposes for which they were implemented and accordingly terminated the guidelines. The Board intends to evaluate appropriate stock ownership guidelines in the future and may adopt new stock ownership guidelines as circumstances warrant based on market developments.

Clawback Policy

We have a Clawback Policy providing for recovery of certain incentive compensation from an executive officer if the Company is required to restate financial statements due to misconduct of that executive officer that significantly contributes to the need for the restatement. Generally, “incentive compensation” under the policy includes compensation in any form (e.g., cash or equity compensation) that is paid or awarded or which vests in whole or in part based on the achievement of specific financial targets or goals.

If the Clawback Policy is triggered in relation to any executive officer, the executive officer must repay the Company (and the Company may cancel equity awards representing) all or a portion of the excess incentive compensation for the affected periods (on an after-tax basis) as determined by the Compensation Committee. The excess incentive compensation is the amount by which incentive compensation actually paid, awarded, or vested for the relevant periods exceeds what would have been paid, awarded or vested based on the restated financial results for those periods. In making its determination regarding the amount of incentive compensation that must be repaid, the Compensation Committee may take factors into account that it considers relevant, including the extent to which the executive officer was involved in the misconduct that led to the restatement; the extent to which the incentive compensation was paid, awarded or vested based on consideration of financial targets or goals but not on an objective, formulaic basis; and any gain that the executive officer may have realized from the sale of shares issued as incentive compensation.

In addition, if and when the Securities and Exchange Commission adopts implementing regulations under Section 954, “Recovery of Erroneously Awarded Compensation,” under The Dodd-Frank Wall Street Reform and Consumer Protection Act, we anticipate that the Board will review and amend the Clawback Policy, as may be necessary, to comply with such implementing regulations.

The provisions of our Clawback Policy are in addition to the existing compensation reimbursement provisions of Section 304 of the Sarbanes-Oxley Act of 2002, which are applicable to our chief executive officer and chief financial officer.

Insider Trading and Anti-Hedging Policy

We have an Insider Trading Policy that is intended to ensure compliance with applicable securities laws and regulations by our officer, directors, and employees. This policy prohibits, among other things, trades in our common stock that would violate these laws and regulations, and it also imposes other restrictions such as trading blackout periods and prior notification and/or clearance requirements for trading intended to protect against inadvertent violations of these laws and regulations. This policy also prohibits officers, directors, employees, and their family members (and entities that they own or control) from engaging in (or designating another person to engage in, on their behalf) any transaction that hedges, or that is designed to hedge or offset, any decrease in the market value of our common stock, including without limitation short sales, purchases or sales of puts or calls, prepaid variable forward contracts, equity swaps, collars and exchange funds.

Tax and Accounting Considerations

We have structured our compensation program to comply with Internal Revenue Code Section 409A. If an executive is entitled to nonqualified deferred compensation benefits that are subject to Section 409A, and such benefits do not comply with Section 409A, then the benefits are taxable in the first year they are not subject to a substantial risk of forfeiture. In such case, the executive is subject to regular federal income tax, interest and an additional federal income tax of 20% of the benefit includible in income.

The Company calculates the accounting cost of equity-based long-term incentive awards under FASB Accounting Standards Codification (ASC) Topic 718. As such, the grant date accounting fair value, which is fixed at date of grant, is expensed over the vesting period. Consistent with SEC regulations, the aggregate grant date fair value for all stock awards or option awards granted during the applicable years to our Named Executive Officers is presented in the Summary Compensation Table.

EXECUTIVE COMPENSATION

The following table provides certain summary information concerning the compensation earned in 2019, 2020 and 2021 by our Chief Executive Officer and the two other most highly paid executive officers during the year ended December 31, 2021. We refer to the three executive officers listed in the table below collectively as our “Named Executive Officers.”

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(1)		Non-Equity Incentive Plan Compensation ($)(2)		All Other Compensation ($)(3)		Total ($)
Ron Cohen, M.D.	2021	$743,123	$—		$182,410	$252,672		$459,499	(10)	$8,700		$1,646,404
President and Chief	2020	795,675	—		—	—		700,194	(11)	8,550		1,504,419
Executive Officer	2019	795,675	23,870	(4)	577,080	634,533		—	(12)	8,400		2,039,558
Burkhard Blank, M.D.	2021	533,100	289,050	(5)(6)	69,976	—		—		541,800	(13)	1,433,926
Former Chief Medical	2020	533,100	30,000	(5)	—	—		288,940	(11)	8,550		860,590
Officer and Head of R&D	2019	533,100	121,000	(4)(5)(7)	203,663	336,447	(9)	—	(12)	8,400		1,202,610
Lauren Sabella	2021	488,000	244,000	(8)	69,976	—		—		8,700		810,676
Chief Operating Officer	2020	488,000	—		—	—		262,056	(11)	8,550		758,606
	2019	481,667	—		203,663	228,253		—	(12)	8,400		921,983

__________________________

(1)

Amounts reported in this column represent the aggregate grant date fair value for all stock awards (including restricted stock units) or option awards granted during the years shown, in accordance with FASB Accounting Standards Codification (ASC) Topic 718. The method and assumptions used to calculate the value of the stock awards and option awards granted to our Named Executive Officers are discussed in Note 8 to our audited consolidated financial statements in our 2021 Annual Report on Form 10-K. The 2021 equity awards included time-based vesting restricted stock units that were granted to our Named Executive Officers in March 2021 as part of our annual equity program, as well as stock options that were granted to Dr. Cohen in November 2021 in light of the value of Dr. Cohen’s the-outstanding equity awards and also reductions to Dr. Cohen’s compensation implemented in connection with a 2021 corporate restructuring. These awards are further described above in the Compensation Discussion and Analysis section of this Proxy Statement. Our Named Executive Officers did not receive any equity awards in 2020. The 2019 equity awards were granted as part of a broad-based equity program implemented in November 2019 following an October 2019 reduction in force, intended to incentivize and motivate employees who remained with the Company after the reduction in force.

(2)

Amounts reported in this column include variable annual year-end cash payouts to our Named Executive Officers under our non-equity incentive compensation plan. However, as described in Notes 6 and 8 below, for our 2021 non-equity incentive plan, payments to Dr. Blank and Ms. Sabella are reported in the “Bonus” column because we entered into agreements to pay them fixed target amounts for 2021 rather than based on performance. When applicable, other bonus payments, such as one-time service awards for exceptional contributions to the Company, as compensation for assumption of additional responsibilities, or sign-on bonuses, are also listed in the “Bonus” column.

(3)

Unless otherwise indicated, amounts reported in this column represent the employer 401(k) matching contribution as discussed in Note 18 to our audited consolidated financial statements in our 2021 Annual Report on Form 10-K. For each dollar an employee invests up to 6% of their earnings, the Company contributes an additional 50 cents into the funds, subject to IRS annual limits.

(4)	Includes merit cash payments that were awarded in March 2019 in the following aggregate amounts, payable in quarterly installments in 2019: $23,870 for Dr. Cohen and $16,000 for Dr. Blank.
(5)

Includes supplemental cash bonuses that were awarded to Dr. Blank in 2019 and 2020 in the amount of $30,000 per year, payable in quarterly installments of $7,500 each. For 2021, includes supplemental cash bonus payments in the aggregate amount of $22,500, comprising $7,500 for the first quarter and $5,000 for the remaining three quarters. These supplemental bonus payments were awarded to Dr. Blank in recognition of his continuing assumption of certain responsibilities of a former executive.

(6)

Includes a payment of $266,550, representing 100% of Dr. Blank’s 2021 non-equity incentive compensation payout target. The Company agreed to pay this target incentive compensation amount to Dr. Blank, without regard to Company or individual performance, in connection with his planned resignation at the end of 2021 and transition into a consulting role with the Company, and pursuant to a separation and general release agreement that we entered into with Dr. Blank on December 31, 2021.
(7)

Includes a $75,000 cash bonus that was awarded in March 2019 to Dr. Blank in recognition of his key role and extraordinary efforts in connection with the Company’s submission of its Inbrija New Drug Application (NDA) to the U.S. Food and Drug Administration (FDA), and receipt of FDA approval of the NDA in December 2018.

(8)

2021 non-equity incentive compensation payment in March 2022, representing 100% of Ms. Sabella’s 2021 non-equity incentive compensation payout target. The Company agreed to pay this target amount to Ms. Sabella, without regard to Company or individual performance, pursuant to a January 6, 2022 amendment to her employment agreement as an inducement to her continued employment with the Company.

(9)

Includes a special grant of 2,500 stock options awarded to Dr. Blank in March 2019, in addition to the 2019 annual equity award program awards described in Note 1 above. These options, which vested in full on the first anniversary of the grant date, were awarded to Dr. Blank to recognize his key role and extraordinary efforts in connection with the Company’s submission of its Inbrija New Drug Application (NDA) to the U.S. Food and Drug Administration (FDA), and receipt of FDA approval of the NDA in December 2018.

(10)	2021 non-equity incentive compensation payment in March 2022.
(11)	2020 non-equity incentive compensation payments in March 2021.
(12)

In February and March 2020, the Compensation Committee and Board made the decision that our executive officers, and other members of our executive management that reported directly to Dr. Cohen during 2019, would not receive any payouts under our 2019 non-equity incentive compensation program. In arriving at this decision, the Compensation Committee and the Board exercised their discretion and assigned no performance score to either corporate or personal performance for 2019 for these individuals. The Compensation Committee and Board made this decision based on their overall evaluation of the Company’s 2019 performance. In particular, the Company substantially failed to achieve its Inbrija targeted level of net sales.

(13)

Includes employer 401(k) matching contributions in the amount of $8,700 as well as a payment of $533,100 to Dr. Blank as severance pursuant to the separation and general release agreement described in Note 6 above.

Pay Ratio

Pursuant to Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we have calculated the ratio of the annual total compensation of our principal executive officer to the annual total compensation of our median employee. During fiscal 2021, the principal executive officer of Acorda was our President and Chief Executive Officer, Dr. Ron Cohen. For 2021, the annual total compensation of Dr. Cohen was $1,646,404 and the annual total compensation of our median employee was $226,642, resulting in a pay ratio of approximately 7:1.

We identified the median employee as of December 31, 2021 by (i) aggregating for each applicable employee (A) annual base pay as reported in Form W-2 for permanent employees (or hourly rate multiplied by 2021 annual work schedule, for hourly employees), (B) overtime received during 2021, (C) the bonus or commissions awarded for 2021 performance, and (D) the estimated grant date fair value for all employee equity grants in 2021, and (ii) ranking this compensation measure for our employees from lowest to highest. This calculation was performed for all employees of Acorda, excluding Dr. Cohen. As of December 31, 2021, we had 128 employees other than Dr. Cohen, all of whom were included in our pay ratio analysis.

The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.

The following table provides information regarding certain vested and unvested equity awards held by each of our Named Executive Officers as of December 31, 2021.

Outstanding Equity Awards at December 31, 2021

	Option Awards					Stock Awards
Name and Principal Position	Number of Securities Underlying Options (# Exercisable)	Number of Securities Underlying Unexercised Options (# Unexercisable)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units That Have Not Vested ($)
Ron Cohen, M.D.	18,751	—		158.10	3/15/2022	1,068	(3)	$2,553
President and Chief Executive	21,250	—		182.76	3/6/2023	17,400	(4)	41,586
Officer	16,799	—		236.28	3/5/2024	—		—
	15,668	—		214.44	3/4/2025	—		—
	11,455	—		213.18	3/2/2026	—		—
	4,984	—		164.85	3/1/2027	—		—
	4,894	2,226	(1)	81.06	3/8/2029	—		—
	36,417	—		14.46	11/7/2029	—		—
	—	100,000	(2)	3.64	11/12/2031	—		—

Burkhard Blank, M.D.	16,667	—		155.94	7/1/2026	—		—
Former Chief Medical Officer	1,751	—		164.85	3/1/2027	—		—
and Head of R&D (5)	3,125	—		99.00	5/1/2027	—		—
	2,500	—		81.06	3/8/2029	—		—
	1,726	—		81.06	3/8/2029	—		—
	13,334	—		14.46	11/7/2029	—		—

Lauren Sabella	4,501	—		158.10	3/15/2022	377	(3)	901
Chief Operating Officer	6,706	—		182.76	3/6/2023	6,675	(4)	15,953
	5,668	—		236.28	3/5/2024	—		—
	5,972	—		214.44	3/4/2025	—		—
	4,558	—		213.18	3/2/2026	—		—
	1,834	—		164.85	3/1/2027	—		—
	6,771	—		99.00	5/1/2027	—		—
	1,727	786	(1)	81.06	3/8/2029	—		—
	13,334	—		14.46	11/7/2029	—		—

__________________________

(1)

These stock options represent the unvested portion of awards that were granted in 2019 as part of our annual equity award program. These stock options vest in equal quarterly installments over four years, beginning on January 1, 2019, with the first quarterly installment vesting on April 1, 2019.

(2)

These stock options represent the unvested portion of an award that was granted to Dr. Cohen in November 2021 in light of the value of Dr. Cohen’s the-outstanding equity awards and also reductions to Dr. Cohen’s compensation implemented in connection with a 2021 corporate restructuring. These awards are further described above in the Compensation Discussion and Analysis section of this Proxy Statement.

(3)

These shares represent the unvested portion of restricted stock awards that were granted in 2019 as part of our annual equity award program. These restricted stock awards vest in installments over a four-year period as follows: 25% every year for four years, with vest dates of December 1, 2019, December 1, 2020, December 1, 2021, and December 1, 2022.

(4)

These restricted stock units represent the unvested portion of awards that were granted in 2021 as part of our annual equity program. These restricted stock units vest in installments over an 18-month period following grant as follows: 40%, 20%, and 40%, at September 3, 2021, March 3, 2022 and September 3, 2022, respectively. Restricted stock units represent the right to payment (or settlement) in the form of a share of our common stock for reach restricted stock unit upon vesting.

(5)	Dr. Blank resigned from the Company effective December 31, 2021, and at that time all unvested equity awards issued to him terminated and therefore are not reflected in the table.

Named Executive Officer Employment Agreements

We have employment agreements with Ron Cohen, M.D., our President and Chief Executive Officer, and Lauren Sabella, our Chief Operating Officer, the terms of which are summarized below. Burkhard Blank, M.D., our former Chief Medical Officer and Head of R&D, resigned from the Company effective December 31, 2021, and transitioned into a consulting role on January 1, 2022.

Ron Cohen, M.D. – President and Chief Executive Officer. We entered into an employment agreement with Ron Cohen, M.D., President and Chief Executive Officer, in 2002, which was most recently amended in 2011, that governs the terms and conditions of his employment. Pursuant to his employment agreement, Dr. Cohen is paid an annual base salary that is subject to annual review by the Board. Dr. Cohen’s agreement also provides that he is eligible to receive an annual performance-based bonus, and to receive annual performance-based stock options, stock appreciation rights awards, and/or restricted stock awards in an amount approved by the Board based on Dr. Cohen’s individual performance and the achievement of our goals and objectives. Current salary and target bonus information for Dr. Cohen payable under his employment agreement is set forth above in the Compensation Discussion and Analysis section of this Proxy Statement. The current term of Dr. Cohen’s employment agreement expires on January 1, 2023, but the agreement automatically renews for successive one-year terms unless either we or Dr. Cohen give written notice of non-renewal at least 60 days prior to the expiration date of the then-current term. Dr. Cohen’s employment agreement includes severance provisions, which are described below under Named Executive Officer Severance Agreements.

Lauren Sabella – Chief Commercial Officer. We entered into an employment agreement with Lauren Sabella, Chief Commercial Officer, in 2015 that governs the terms and conditions of her employment. Pursuant to her employment agreement, Ms. Sabella is paid an annual base salary that is subject to annual review by Dr. Cohen and by the Compensation Committee of the Board. Ms. Sabella’s agreement also provides that she is eligible to receive an annual performance-based bonus, and to receive annual performance-based stock options, stock appreciation rights awards and/or restricted stock awards in an amount to be recommended by the Compensation Committee and approved by the Board based on her individual performance and upon the achievement of our goals and objectives. Current salary and target bonus information for Ms. Sabella payable under her employment agreement is set forth above in the Compensation Discussion and Analysis section of this Proxy Statement. The current term of Ms. Sabella’s employment agreement expires on June 8, 2022, but the agreement automatically renews for successive one year terms unless we or Ms. Sabella provide written notice of non-renewal at least 60 days prior to the expiration of the then-current term. Ms. Sabella’s employment agreement includes severance provisions, which are described below under Named Executive Officer Severance Agreements.

In January 2022, we entered into a letter agreement with Ms. Sabella modifying certain terms and conditions of her employment (the “2022 Amendment”). Pursuant to the 2022 Amendment, we agreed to pay Ms. Sabella 100% of her 2021 non-equity incentive compensation payout target as an inducement to her continued employment with the Company. Accordingly, neither Ms. Sabella’s personal performance during 2021 nor the Company’s 2021 corporate performance were relevant to her 2021 non-equity incentive compensation payout. More information about our 2021 non-equity incentive plan and the payment to Ms. Sabella pursuant to that plan is set forth above in the Compensation Discussion and Analysis section of this Proxy Statement. Also, pursuant to the 2022 Amendment, we agreed to certain modifications to the severance provisions of Ms. Sabella’s employment agreement, which are described below under Named Executive Officer Severance Agreements.

Burkhard Blank, M.D. – Former Chief Medical Officer and Head of R&D. We had an employment agreement with Dr. Blank that governed the terms and conditions of his employment prior to his resignation on December 31, 2021. Pursuant to his employment agreement, Dr. Blank was paid an annual base salary that was subject to review by Dr. Cohen and by the Compensation Committee of the Board. Dr. Blank’s agreement also provided that he was eligible to receive an annual performance-based bonus and equity awards in an amount to be recommended by the Compensation Committee and approved by the Board based on his individual performance and upon achievement of our goals and objectives. 2021 salary and target bonus information for Dr. Blank under his employment agreement is set forth above in the Compensation Discussion and Analysis section of this Proxy Statement. Dr. Blank’s employment agreement included severance provisions, which are described below under Named Executive Officer Severance Agreements. Effective January 1, 2022, we entered into a six-month consulting agreement with Dr. Blank pursuant to which he agreed to perform approximately 10 hours per week of drug safety and other services in exchange for our payment of a monthly consulting fee of $20,000.

Named Executive Officer Severance Agreements

The employment agreements with Ron Cohen, M.D., and Lauren Sabella, described above under Named Executive Officer Employment Agreements, provide for severance payments and other benefits if their employment terminates under circumstances specified in those agreements. Some of the benefits are greater if termination occurs after a “change in control” of Acorda, as defined in those agreements. The severance and change in control provisions of these agreements are described below.

Ron Cohen, M.D. – President and Chief Executive Officer. Dr. Cohen’s employment agreement provides for severance payments and other benefits if his employment is terminated under circumstances specified in the agreement. Pursuant to Dr. Cohen’s employment agreement, if we terminate his employment without cause, or if Dr. Cohen voluntarily terminates his employment for good reason, among other things:

•

We are obligated to make a severance payment to Dr. Cohen equal to his annual base salary for a 24 month severance period and to make COBRA premium payments for Dr. Cohen and his spouse and dependents for the same severance period (unless coverage is obtained under another employer’s health plan).

•

We are obligated to pay Dr. Cohen a bonus equal to the last annual bonus he received, prorated based on the number of days in the calendar year elapsed as of the termination date. If the termination occurs following a “change in control” (as defined in the employment agreement), the bonus is increased to an amount equal to two (2) times the larger of (i) the last annual bonus he received, and (ii) his target annual bonus for the calendar year in which the termination occurs.

•	The severance and bonus amounts would be paid in a lump sum in the seventh month after termination, and Dr. Cohen would be entitled to the severance without regard to any subsequent employment.
•

All of his options, stock appreciation rights awards, and restricted stock awards would become immediately vested, and his vested options and stock appreciation rights awards would remain exercisable for 48 months following the termination date or for a lesser period, to the extent necessary to comply with U.S. tax law or the ten-year term limit of the awards.

If Dr. Cohen’s employment terminates for death or disability (as defined in his employment agreement), we are obligated to pay his base salary for three months and his COBRA premiums for Dr. Cohen and his spouse and dependents for the COBRA coverage period. The three-month salary amount would be paid, in case of death, within thirty days after death and, in case of disability, in a lump sum in the seventh month after termination. In either such event, 65% of his unvested stock options, stock appreciation rights awards, and restricted stock awards will become immediately vested, and his vested options and stock appreciation rights awards will remain exercisable for 48 months following such termination or for a lesser period, to the extent necessary to comply with U.S. tax law or the 10-year term limit of the awards.

Upon the occurrence of a “change in control” (as defined in Dr. Cohen’s employment agreement), not less than 65% of his outstanding and unvested stock options will become immediately vested. If Dr. Cohen voluntarily terminates his employment without good reason following a change in control: we are obligated to make severance payments equal to 12 months’ annual base salary and COBRA premium payments for Dr. Cohen and his spouse and dependents for the severance period (unless coverage is obtained under another employer’s health plan); he is entitled to receive a bonus equal to the last annual bonus he received, prorated based on the number of days in the calendar year elapsed as of the termination date; and 65% of his unvested stock option and restricted stock awards will become immediately vested. The severance and bonus amounts would be paid in a lump sum in the seventh month after termination, and Dr. Cohen would be entitled to the severance without regard to any subsequent employment. All vested options and stock appreciation rights will remain exercisable for 48 months following termination or for a lesser period, to the extent necessary to comply with U.S. tax law or the ten-year term limit of the awards.

Under Dr. Cohen’s employment agreement, “cause” is defined to include specified acts of malfeasance committed by Dr. Cohen, but only after the Board of Directors has notified him of the malfeasance and he is given an opportunity to cure the particular situation, if cure is possible. These acts include gross negligence, willful misconduct or fraud, in connection with performance of his duties to the Company; material breach of his employment agreement; or commission of an unlawful act that would have a material adverse effect on his performance of his duties or our reputation. “Good reason” is defined to include specified adverse changes in circumstances involving Dr. Cohen’s employment, but only after he has given notice of the circumstances and we are given an opportunity to cure under specified timeframes. These changes include a material salary reduction, a material diminution in responsibilities, a change that results in Dr. Cohen no longer reporting to the Board of Directors, a material change in work location, and our material breach of Dr. Cohen’s employment agreement.

During the term of his employment agreement Dr. Cohen is subject to non-competition, non-solicitation and confidentiality covenants specified in the agreement, and following his termination of employment, Dr. Cohen will remain subject to these covenants for one year in the case of non-competition and non-solicitation and five years in the case of confidentiality.

Lauren Sabella –Chief Operating Officer. Ms. Sabella’s employment agreement provides for severance payments and other benefits if her employment is terminated by us without cause or she terminates her employment for good reason, as the relevant terms are defined in her employment agreement. The severance provisions of her agreement as modified by the 2022 Amendment are described below.

Under Ms. Sabella’s employment agreement, if we terminate her employment without cause, or if she voluntarily terminates her employment with good reason (as the relevant terms are defined in her agreement), among other things:

•

We are obligated to make severance payments equal to her base salary for a 12-month severance period. We are also obligated to make COBRA premium payments for her and her spouse and dependents for the same severance period (unless coverage is obtained under another employer’s health plan). The salary continuation severance payments would be paid at the time of the Company’s standard payroll during the severance period, except that payments would be deferred to the seventh month after termination to the extent that such deferral would be required to comply with U.S. tax law. Pursuant to the 2022 Amendment, we eliminated a provision that would have terminated the severance payments upon her obtaining other, comparable employment prior to the end of the severance period.

•

We are obligated to pay a bonus equal to her target cash bonus for the year of termination, prorated based on the number of days in the calendar year elapsed as of the termination date. The bonus would be paid in the month following the month of termination of employment.

•

All options and stock appreciation rights awards that have vested as of the termination date would remain exercisable for the 12-month severance period, or for a lesser period, to the extent necessary to comply with U.S. tax law or the 10-year term limit of the awards. All unvested options, stock appreciation rights awards and stock awards would be cancelled on the date of termination. The 2022 Amendment extended the option and stock appreciation right exercise period from 90 days after termination to the 12-month severance period.

Pursuant to the 2022 Amendment, we agreed with Ms. Sabella that if at any time in 2022 after April 1, 2022, she voluntarily resigns and there has been no prior notice of termination for cause or good reason, she will be entitled to the severance benefits described above, except that the pro-rated target bonus would be paid after the end of 2022 based on her personal and the Company’s performance rather than based on her target for the year.

If Ms. Sabella voluntarily terminates her employment with good reason or if we terminate her employment without cause within 18 months after a change in control (as the relevant terms are defined in her employment agreement), among other things:

•

We are obligated to make a severance payment equal to her base salary for a 24 month severance period. We are also obligated to make COBRA premium payments for her and her spouse and dependents for the same severance period (unless coverage is obtained under another employer’s health plan). The severance payment would be paid in a lump sum in the month after termination, except that payments would be deferred to the seventh month after termination to the extent that such deferral would be required to comply with U.S. tax law. The severance would be payable without regard to any subsequent employment.

•	We are obligated to pay a bonus equal to two (2) times her target bonus for the year of termination. The bonus would be paid in the month following the month of termination of employment.
•

Upon termination of employment, all of her unvested stock awards would become immediately vested. All options that have vested as of the termination date would remain exercisable for 18 months following such date, or for a lesser period, to the extent necessary to comply with U.S. tax law or the 10-year term limit of the awards.

Under our agreement with Ms. Sabella, in the case of any termination by us without cause or by her for good reason covered by those agreements, we are obligated to pay salary earned but not paid through the date of termination, vacation and sick leave days that have accrued through the date of termination, and reimbursable business expenses incurred through the date of termination.

Under our agreement with Ms. Sabella, “cause” is defined to include specified acts of her malfeasance. These acts include gross negligence, willful misconduct, or fraud in connection with performance of her duties; material breach of her employment agreement or material failure to comply with our policies; or commission of any act of moral turpitude, theft, dishonesty or insubordination. “Good reason” is defined to include specified adverse changes in her employment circumstances, but only after she has given notice of the circumstances and we are given an opportunity to cure under specified timeframes. These changes include a material salary reduction, a material diminution in her or her supervisor’s responsibilities, a material change in work location, and our material breach of her employment agreement.

Burkhard Blank, M.D. –Former Chief Medical Officer and Head of R&D.  Dr. Blank’s employment agreement contained the same severance and change in control provisions as those in Ms. Sabella’s employment agreement, without giving effect to the 2022 Amendment. In connection with Dr. Blank’s resignation and transition into a consulting role, on December 31, 2021, we entered into a separation and release agreement with him pursuant to which he provided a general release of claims relating to his employment and we agreed to pay him the non-change in control severance compensation specified in his agreement, including: 12 months of severance pay in the amount of $533,100, and which we agreed to pay in a lump sum rather than over time during the severance period; $266,550, equal to the target amount of his 2021 non-equity incentive compensation payment without regard to his personal or the Company’s performance during 2021; and COBRA coverage for a 12-month severance period (although Dr. Blank did not elect the COBRA coverage).

Potential Payments Upon Termination or Change in Control

The following table and summary set forth potential payments payable to those Named Executive Officers who are eligible for such payments upon termination of employment or a change in control. The table below reflects amounts payable to such Named Executive Officers assuming their employment was terminated as of December 31, 2021.

Name and Principal Position	Benefit	Termination Without Cause or Voluntary Termination by Executive With Good Reason		Voluntary Termination by Executive Without Good Reason Following a Change in Control		Termination Without Cause or Voluntary Termination by Executive With Good Reason Following a Change in Control
Ron Cohen, M.D.	Salary	$1,250,000		$625,000		$1,250,000
President and Chief Executive Officer	Non-equity incentive compensation	700,194		700,194		1,400,388
	Accrued paid time off (6)	420,673		420,673		420,673
	Option and award acceleration (2) (5)	44,139		44,139	(4)	44,139
	Benefits continuation (3)	72,077	(1)	36,039	(1)	72,077	(1)
	Total value:	2,487,083		1,826,045		3,187,277
Burkhard Blank, M.D.	Salary	533,100		—		1,066,200
Former Chief Medical Officer and Head of R&D (7)	Non-equity incentive compensation	266,550		—		533,100
	Accrued paid time off (6)	174,283		—		174,283
	Option and award acceleration (2)	—		—		—
	Benefits continuation (3)	—	(8)	—		—	(8)
	Total value:	973,933		—		1,773,583
Lauren Sabella	Salary	488,000		—		976,000
Chief Operating Officer	Non-equity incentive compensation	244,000		—		488,000
	Accrued paid time off (6)	35,662		—		35,662
	Option and award acceleration (2)	—		—		16,854
	Benefits continuation (3)	36,039	(1)	—		72,077	(1)
	Total value:	803,701		—		1,588,593

__________________________

(1)

As further described above under Named Executive Officer Severance Agreements, the full benefit may not be received because COBRA benefits coverage terminate where an individual obtains coverage under another employer’s health plan.

(2)

Amounts in the table reflect the value of accelerated stock options calculated based on the difference between the exercise price of the stock options and the closing sale price of common stock reported on the Nasdaq Global Select Market on December 31, 2021, the last trading day in 2021. All options with an exercise price less than the closing price on that date are assigned zero value. The amounts also reflect the value of accelerated restricted stock awards and restricted stock unit awards calculated based on the closing sale price of common stock reported on the Nasdaq Global Select Market on December 31, 2021, the last trading day in 2021.

(3)

Amounts in the table represent our COBRA benefit continuation rates, which are the rates established for terminated employees to continue medical coverage. We note that Acorda uses a self-funded health benefit plan, and therefore our cost to provide these continued COBRA benefits may differ from the COBRA benefit continuation rates reflected in the table.

(4)

These values reported in the table are based on 100% acceleration of the vesting of relevant awards; however, as described above under Named Executive Officer Severance Agreements, these awards might be subject to less than 100% accelerated vesting depending on the circumstances.

(5)

As further described above under Named Executive Officer Severance Agreements, Dr. Cohen is entitled to a specified minimum acceleration of the vesting of his equity awards upon a change in control regardless of termination, with the acceleration being potentially 100% depending on the circumstances. See Note 4 above.

(6)	Generally, employees are paid accrued paid time off regardless of the circumstances of their separation from the Company, and including the circumstances described in this table.
(7)

Dr. Blank resigned from the Company effective December 31, 2021. In connection with Dr. Blank’s resignation and transition into a consulting role, on December 31, 2021, we entered into a separation and release agreement with him pursuant to which, among other things, we agreed to pay him the non-change in control severance compensation specified in his employment agreement, which is reflected in the table under the heading “Termination Without Cause or Voluntary Termination by Executive With Good Reason.” Also, we agreed to pay him severance pay in a lump sum rather than over time during a severance period. The table also includes illustrative figures for post-change in control benefits for Dr. Blank, but he would never become entitled to these benefits due to his resignation.

(8)

Pursuant to the separation and release agreement referred to in Note 7 above, we agreed to make COBRA continuation benefits available to Dr. Blank but he elected not to accept these benefits. Accordingly, no value is assigned to them in the table.

Other Compensation

All of our executives are eligible to participate in our health and welfare benefit plans. These plans are available to all employees and do not discriminate in favor of executive officers. It is generally our policy not to extend significant perquisites to our executives that are not available to all of our employees. We may cover relocation-related expenses for individual employees, including in some cases executive officers, where warranted due to individual circumstances. Also, for our executive officers who reside a substantial distance from our corporate offices, we may cover the costs associated with their occasional travel to our corporate offices. We did not cover relocation-related expenses for any executive officers in 2021, but we did cover expenses related to certain officers’ occasional business travel from their homes to our corporate offices. We have no current plans to make changes to the levels of benefits and perquisites provided to executives.

Compensation and Risk

We do not believe that our compensation policies and practices are reasonably likely to have a material adverse effect on us. Our compensation policies reflect a balanced approach using both quantitative and qualitative assessments of performance without unduly emphasizing any particular performance measure. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. The compensation of our executive officers and other employees consists of annual base salary, annual non-equity incentive compensation, and equity awards. Base salaries do not encourage risk taking because their amount is fixed. An executive officer’s annual non-equity incentive compensation payout is 80% based on Company performance criteria (100% in the case of Ron Cohen, M.D., our President and Chief Executive Officer). The Company operates as one unit, and there are no separate business unit incentives. We believe the annual non-equity incentive compensation program appropriately balances risk and our desire to focus employees on annual goals important to our success. Also, our executive officers are paid a significant portion of their compensation in the form of equity awards that align the interests of our officers with the interests of our stockholders. We believe these equity awards do not encourage unnecessary or excessive risk taking because the ultimate value of the awards is tied to the market performance of the Company’s stock, vesting either over a specified time period or based on achievement of important milestones.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee currently determines the compensation levels of our executive officers as described above. No member of the Compensation Committee is or has been one of our officers or employees. Also, none of our executive officers has served as a director or member of the compensation committee, or other committee serving an equivalent function, of any entity of which an executive officer has served as a member of the Board of Directors or Compensation Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In 2021, we did not engage in any transactions with our directors or executive officers, holders of more than 5% of our voting securities, or any member of the immediate family of any of these persons.

The Board has adopted a written policy setting forth procedures to be followed in connection with the review, approval or ratification of “related party transactions.” “Related party transaction” refers to any transaction, arrangement or relationship (except as noted below) in which we or our subsidiaries are a participant, where the amount involved is expected to exceed $10,000, and in which any of the following has a direct or indirect interest: any director or director nominee, executive officer, beneficial owner of more than 5% of our common stock or their immediate family members, or any entity in which any of the foregoing is employed, is a general partner or principal, owns beneficially more than 5% or, in the case of a non-profit organization, has a substantial relationship. Related party transactions exclude (i) compensation of directors and executive officers that is required to be disclosed in our SEC filings, (ii) certain transactions below a defined threshold with entities in which the related party is not an executive officer and does not beneficially own at least 10%, (iii) transactions in which the related party’s benefit is solely due to stock ownership and is proportionate to other stockholders, and (iv) certain charitable contributions below a defined threshold.

The Audit Committee is responsible for the review and, as applicable, approval or ratification of all related party transactions. In determining whether to approve or ratify a related party transaction, the Audit Committee will take into account, among other factors it deems appropriate, whether the related party transaction is on terms no less favorable to the Company than terms generally available to an unaffiliated third party and the extent of the related party’s interest in the transaction.

If the Audit Committee decides not to approve a transaction, the Committee will notify the President and CEO and the General Counsel, who will ensure that the transaction is not entered into unless the concerns expressed by the Committee are addressed to its satisfaction. If the Audit Committee decides not to ratify a transaction, it will also notify the President and CEO and the General Counsel and provide its recommendation for how to address such transaction (including if necessary and possible, terminating the transaction), and such officers will implement the Audit Committee’s decision.

AUDIT COMMITTEE REPORT

The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities relating to: (1) the Company’s accounting and financial reporting principles and policies and its internal controls and procedures; (2) the Company’s financial statements and financial information to be provided to the stockholders; and (3) the independence, qualifications and performance of the Company’s independent auditors and the independent audit.

The Audit Committee members include Mr. Randall, Dr. Jensen, and Mr. Varian, each of whom has been determined independent by the Board. In addition, based upon their background and experience, Messrs. Randall and Varian qualify as audit committee financial experts. The Board has adopted a written charter for the Audit Committee, which can be viewed on the Company’s website at www.acorda.com, under “Investors – Corporate Governance – Committee Charters.”

Ernst & Young LLP was the principal accountant engaged to audit the financial statements of the Company for the year ended December 31, 2021. The Audit Committee has reviewed and discussed those audited financial statements with the Company’s management and Ernst & Young LLP. The Audit Committee has also discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the Securities and Exchange Commission.

The Audit Committee discussed with Ernst & Young LLP the firm’s independence, and received from Ernst & Young LLP the written disclosures and the letter concerning independence as required by Public Company Accounting Oversight Board Ethics and Independence Rule 3526 (Communication with Audit Committees Concerning Independence).

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, for filing with the Securities and Exchange Commission.

Respectfully submitted,

Lorin J. Randall (Chair)

Peder K. Jensen, M.D.

John Varian

PROPOSAL TWO:

APPROVAL OF AN AMENDMENT TO THE ACORDA THERAPEUTICS, INC. 2015 OMNIBUS INCENTIVE COMPENSATION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED THEREUNDER AND MODIFY THE FUNGIBLE PLAN DESIGN

Overview

Our Board is requesting stockholder approval of an amendment to the Acorda Therapeutics, Inc. 2015 Omnibus Incentive Compensation Plan (the “2015 Plan”) to increase the number of shares of common stock authorized for issuance under the plan by 1.8 million shares, and to modify the fungible design of the 2015 Plan by reducing the fungible share factor applicable to “full value” awards issued under the 2015 Plan from 1.79 to 1.5.

The 2015 Plan became effective at our 2015 Annual Meeting of Stockholders and our stockholders approved amendments to the 2015 Plan at our 2016 and 2018 annual stockholder meetings. The proposed changes to the 2015 Plan will become effective when and if approved by our stockholders at the 2022 Annual Meeting. The 2015 Plan, as proposed to be amended, is attached as Appendix A to this Proxy Statement and is incorporated herein by reference. Appendix A is marked to show the proposed changes.

We implemented a 1-for-6 reverse split of our common stock on December 31, 2020. All historical figures in this Proposal Two have been retroactively restated, and all share amounts referenced in Appendix A have been adjusted, to reflect the reverse stock split.

Why We are Asking our Stockholders to Approve an Amendment to the 2015 Plan

Proposed Increase in Authorized Shares.

We believe that equity-based compensation is fundamental to our ability to attract, retain, incentivize and reward qualified individuals in a highly-competitive market for talented employees, who have the skills and experience required to achieve our business goals. We further believe that a combination of stock options and restricted stock (or restricted stock units) provides a strong link to our long-term performance, creates an ownership culture and generally aligns the interests of our executives and other employees with our stockholders.

The 2015 Plan was originally approved at our 2015 Annual Meeting of Stockholders. As originally approved and then later amended at our 2016 and 2018 annual stockholder meetings, we are authorized to issue up to 1,350,000 shares under the 2015 Plan, in addition to shares underlying awards that were outstanding under our predecessor 2006 Employee Incentive Plan (the “2006 Plan”) when the 2015 Plan was approved that became available for issuance under the 2015 Plan. We have not sought any additional approvals for the 2015 Plan since 2018.

In recent years, we have experienced substantial reductions in the size of our workforce, resulting in the termination of equity awards previously granted to employees who subsequently left the Company. The termination of these awards, including awards previously issued under our 2006 Plan, resulted in the addition of shares underlying those awards to the available reserve under our 2015 Plan. In addition, many “under water” stock options previously granted to employees under our 2006 Plan have expired without exercise, also resulting in the addition of shares to the available 2015 Plan reserve. These additions to the available 2015 Plan reserve enabled us to continue issuing equity awards under the 2015 Plan, including a broad-based program in 2021, but the 2015 Plan reserve is now almost depleted. As of March 31, 2022, the remaining reserve available for issuance under the 2015 plan was 632,775 shares.

Despite efforts to carefully manage the use of the share reserve under the 2015 Plan, absent an increase in the authorized share limit, the number of shares currently available under the 2015 Plan would not be sufficient to allow us to continue to provide meaningful and competitive equity compensation to our employees and directors. Additionally, a substantial portion of our currently-outstanding equity awards are in the form of stock options. Nearly 100% of these outstanding stock options currently have no value to our employees because the exercise price for the stock options is significantly higher than the market price of our common stock as of the date of this Proxy Statement. Accordingly, we do not believe that these stock options are serving the purposes of providing a meaningful incentive for our employees to remain with us, or aligning our employees’ interests with our stockholders.

Based on the foregoing, the Board has approved and recommended that our stockholders approve an amendment to the 2015 Plan to increase the aggregate number of shares of common stock authorized for issuance under the 2015 Plan by 1.8 million shares. Our Board and Compensation Committee believe that, based on current expectations and forecasts and the anticipated competitive landscape, the existing authorized share reserve combined with this additional number of authorized shares is needed to continue providing meaningful and competitive equity incentive compensation for at least the next two years. We and our Compensation Committee worked closely with our advisors to determine the amount of the proposed increase. In determining this amount, we and the Compensation Committee considered, in particular, management estimates of projected future awards, practices within our peer group and our industry generally, our historical equity burn rate, the current overhang associated with outstanding equity awards, and potential dilution to stockholders. The amount of the proposed increase was carefully chosen to balance the needs of the Company with the interests of our stockholders.

The following table sets forth information about our equity award burn rate over the past three fiscal years, considered by our Board and Compensation Committee in recommending this proposal. Burn rate provides a measure of the potential dilutive impact of our equity award program, which we calculate for any fiscal year as: (x) the total number of shares of our common stock underlying equity-based awards granted by us in that fiscal year, less the total number of shares underlying equity-based awards that are canceled, terminated or forfeited in that fiscal year without the awards having become vested or paid, as the case may be, divided by (y) our weighted average number of shares of common stock issued and outstanding during that fiscal year. However, calculation of the burn rate does not take into consideration the fact that nearly 100% of the outstanding stock option awards granted under the 2015 plan are significantly “under water.”

Fiscal Year	Stock Option Awards	Restricted Stock and Restricted Stock Unit Awards	Total Awards (Stock Options, RSAs and RSUs) Granted	Fiscal Year Weighted Average Common Shares Outstanding	Burn Rate
2021	335,400 (1)	261,395	596,795	10,621,000	5.62%
2020	39,940	0	39,940	8,454,285	0.47%
2019	501,117	104,834	605,951	7,937,713	7.63%
Three-Year Average					4.57%
(1)

Includes 170,000 stock option awards that were issued in November 2021 under our 2016 Inducement Plan as a material inducement to two executive officers accepting employment with the Company. Awards may be granted under the 2016 Inducement Plan only as inducements to employment under circumstances meeting the specifications in that plan.

Proposed Modification to the Fungible Plan Design.

The 2015 Plan uses a so-called “fungible share pool” design. We originally adopted this plan design in 2015 after consultation with advisors to determine what structure would best align the interests of the Company and its stockholders. This plan structure offers the Company flexibility in determining what types of equity awards are best suited for its needs within the overall authorized share pool. At the same time, this structure recognizes that certain types of awards may be more valuable than others. Accordingly, for purposes of determining the number of shares available under the 2015 Plan, so-called “full value” awards (stock-based awards other than stock options and stock appreciation rights) are counted against the authorized share pool differently than stock options and stock appreciation rights. Under the 2015 Plan, each share of our common stock issued pursuant to a stock option or stock appreciation right reduces the number of shares available out of the authorized share pool by one share. However, each share of common stock issued pursuant to full value awards reduces the number of shares available out of the authorized share pool by a specified factor. Currently, this factor is 1.79, so that each share of common stock issued pursuant to full value awards reduces the number of shares available out of the authorized share pool by 1.79 shares. For example, for every 100 restricted shares of common stock issued by us under the 2015 Plan, the number of shares available under the 2015 Plan is reduced by 179 shares.

We are proposing that the fungible share factor for full value awards be reduced from 1.79 to 1.5, so that each share of common stock issued after approval of this proposal pursuant to full value awards would reduce the number of shares available out of the authorized share pool by 1.5 shares. For example, for every 100 restricted shares of common stock issued by us under the 2015 Plan after approval of this proposal, the number of shares of common stock available under the 2015

Plan would be reduced by 150 shares. The Board is recommending this change to the 2015 Plan because it believes the revised fungible share factor more accurately reflects the relative value of awards such as restricted stock and restricted stock units as compared to stock options. In reaching this conclusion, the Board reviewed the fungible share factors used by other life science companies and considered recent volatility of the market price of our common stock and other factors it deemed relevant.

Summary of the 2015 Plan

The following is a description of the principal terms of the 2015 Plan, as proposed to be amended. The summary is qualified in its entirety by the full text of the 2015 Plan, included as Appendix A to this Proxy Statement.

Plan Administration.

The 2015 Plan is administered by either the Compensation Committee or by a similar committee performing the functions of the Compensation Committee and which is comprised solely of at least two outside directors. The Compensation Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2015 Plan. In 2016, the 2015 Plan was amended to provide that the Compensation Committee may only accelerate the vesting of outstanding awards in the event of a participant’s death or disability or in connection with a Change in Control, subject to the terms of award agreements or employment agreements in effect as of April 29, 2016. The Compensation Committee may delegate the administrative responsibilities of the 2015 Plan and also delegate to the CEO all or portion of its responsibilities to grant awards, subject to a specified set of limitations.

Eligibility and Limitations on Grants

Persons eligible to participate in the 2015 Plan are directors, officers, employees, consultants, advisors and other service providers of the Company and its subsidiaries, as selected from time to time by the Compensation Committee. As of April 25, 2022, approximately 124 directors and employees were eligible to participate in the 2015 Plan.

The maximum aggregate numbers of shares of common stock that may be granted under the 2015 Plan, as proposed to be amended, would be 3.15 million plus Prior Plan Shares, which is an increase of 1.8 million shares above the shares currently authorized under the 2015 Plan. The 2015 Plan was the successor to our 2006 Employee Incentive Plan (the “2006 Plan”). Under the 2015 Plan, shares underlying 2006 Plan awards that were outstanding at the time of the 2015 Plan approval and which subsequently terminate or expire are added to the available reserve under the 2015 Plan (the “Prior Plan Shares”), and are in addition to the existing 1.35 million and proposed 3.15 million aggregate authorized 2015 Plan shares. From the original approval of the 2015 Plan through March 31, 2022, an aggregate of 640,445 Prior Plan Shares had become available for issuance under the 2015 Plan due to the termination or expiration of 2006 Plan awards, and there remain outstanding 254,044 stock options under the 2006 Plan. Taking into consideration the current authorized shares under the 2015 Plan and Prior Plan Shares that became available for issuance under the 2015 Plan, as of March 31, 2022, 632,775 shares remained available for issuance under the 2015 Plan.

For purposes of calculating the maximum number of shares that may be issued pursuant to all awards under the 2015 Plan, as proposed to be amended: (a) every one share issuable pursuant to the exercise of a stock option or stock appreciation right shall count as one share, and (b) every one share underlying restricted stock, restricted stock units, or other stock-based awards (including each stock-based performance award that is not a stock option or stock appreciation right) shall count as 1.5 shares. In addition, shares of common stock tendered or held back, upon the exercise of a stock option or the settlement of an award, to cover the exercise price or the payment of taxes will not be available for future issuance under the 2015 Plan.

The maximum aggregate number of shares of common stock that may be delivered pursuant to incentive stock options, or “ISOs,” granted under the 2015 Plan, as proposed to be amended, would be 3.15 million plus the Prior Plan Shares.

The 2015 Plan also provides certain limits on the number of shares subject to awards that an individual may receive in any one year. For awards (other than stock options and stock appreciation rights) settled in shares of common stock, the maximum aggregate number of shares of common stock that may be granted to any participant in any fiscal year is 279,333. For awards that are settled in cash based on the fair market value of a share of common stock, the maximum aggregate amount of cash that may be paid to any participant in any fiscal year will be the fair market value as of the applicable vesting or payment date multiplied by 279,333. For all other awards that are settled in cash or property, the maximum amount payable to any participant in any fiscal year is $5,000,000.

The maximum aggregate number of shares of common stock subject to stock options granted to any participant in any fiscal year under the 2015 Plan is 500,000. The maximum aggregate number of shares of common stock subject to stock appreciation rights granted to any participant in any fiscal year under the 2015 Plan is 500,000.

Stock Options

Stock options may be granted under the 2015 Plan pursuant to stock option agreements. The 2015 Plan permits the grant of stock options that are intended to qualify as incentive stock options, or “ISOs,” and options that are not intended to qualify as ISOs, which are commonly referred to as “nonstatutory” or “non-qualified” stock options. ISOs may only be granted to employees of the Company and its subsidiaries. The differing tax treatment of ISOs and non-qualified stock options is discussed below under Material U.S. Federal Income Tax Consequences of Participation in the 2015 Plan.

The exercise price of a non-qualified stock option may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant. The exercise price of an ISO may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant and, in some cases, may not be less than 110% of such fair market value. The 2015 Plan generally prohibits the repricing of outstanding stock options and the exchange of cash or other securities for out-of-the money awards, without prior stockholder approval. The term of stock options granted under the 2015 Plan may not exceed ten years and, in some cases, may not exceed five years.

Acceptable forms of consideration for the purchase of our common stock pursuant to the exercise of a stock option under the 2015 Plan will be determined by the Compensation Committee and may include payment by certified or bank check. The Compensation Committee may also accept payment in the form of unrestricted common stock already owned by the optionee of the same class of common stock subject to the stock option; provided, however, that in the case of an incentive stock option, the right to make payment in the form of already owned shares of common stock of the same class as the common stock subject to the incentive stock option may be authorized only at the time the incentive stock option is granted.

The Compensation Committee may impose limitations on the transferability of stock options granted under the 2015 Plan in its discretion. Generally, a participant may not transfer a stock option granted under the 2015 Plan other than by will or the laws of descent and distribution or, subject to approval by the Compensation Committee, to the optionee’s children or family member.

Stock Appreciation Rights

Stock appreciation rights may be granted under the 2015 Plan pursuant to stock appreciation right agreements. Each stock appreciation right is denominated in common stock equivalents. The strike price of each stock appreciation right will be determined by the Compensation Committee, but will in no event be less than 100% of the fair market value of the common stock subject to the stock appreciation right on the date of grant. The 2015 Plan generally prohibits the repricing of stock appreciation rights or the exchange of cash or other securities for out-of-the-money awards, without prior stockholder approval. The Compensation Committee may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. The appreciation distribution payable upon exercise of a stock appreciation right may be paid in shares of our common stock, in cash, or in a combination of cash and stock at the election of the Compensation Committee. Stock appreciation rights are subject to the same transferability restrictions as stock options.

Performance Awards

A performance award is an award the vesting of which is contingent upon the achievement of certain performance goals over a specified period of time. A performance award is not permitted to have a time period greater than five years. The Compensation Committee may condition the performance award upon the continued service of the participant and the provisions of performance awards need not be the same with respect to each participant. The Compensation Committee shall determine the number of performance shares or units that have been earned at the end of a performance cycle. Performance awards are payable in shares of our common stock or cash, at the election of the Compensation Committee.

Other Awards

The Compensation Committee may award restricted stock and restricted stock units to eligible individuals. The Compensation Committee shall determine the duration of the restrictions, and any other terms and conditions of an award of restricted stock or restricted stock units. The Compensation Committee is also permitted to grant other awards of our common stock or awards that are valued in whole or in part by reference to, or are otherwise based upon, common stock, including, without limitation, dividend equivalents. In addition, the Compensation Committee is permitted to grant cash incentive awards under the 2015 Plan.

Change in Control Provisions

Under the 2015 Plan, in the case of a Change in Control (as defined in the 2015 Plan), unless provided otherwise provided by the Compensation Committee:

•

All outstanding stock options and stock appreciation rights, as determined by the Compensation Committee, will (a) immediately become fully vested and exercisable; (b) be cancelled in exchange for substitute stock options issued by the successor; or (c) be cancelled in exchange for cash and/or other substitute consideration.

•

All outstanding performance awards, if not assumed or substituted for awards issued by the successor that are comparable (as determined by the Compensation Committee), will be considered earned and payable in full at the target performance goal level.

•

All other stock based and cash awards, if not assumed or substituted for awards issued by the successor that are comparable (as determined by the Compensation Committee), will be fully vested and settled in cash as promptly as practicable (subject to delays required for tax compliance).

Under the 2015 Plan, a “Change in Control” is defined to include: (i) a consolidation or merger of the Company in which the Company is not the continuing or surviving corporation, or there is any other merger or consolidation if, after such merger or consolidation, shareholders of the Company immediately prior to such merger or consolidation hold directly less than 50% of the voting stock of the surviving entity; (ii) a sale or transfer of all or substantially all of the assets of the Company in one or a series of transactions or there is a complete liquidation or dissolution of the Company; or (iii) the direct or indirect acquisition by any individual or entity or group acting in concert, and affiliates thereof, of more than 50% of the outstanding shares of voting stock of the Company; provided that this does not apply to an underwritten public offering of the Company's securities.

Clawback of Awards

Any award made to an executive officer under the 2015 Plan is subject to our clawback policy. Pursuant to this policy, among other things, the Compensation Committee may require an executive officer to forfeit an award, repay a portion of an award or otherwise make payments under certain circumstances involving misconduct by such executive officer.

Tax Withholding

Participants in the 2015 Plan are responsible for the payment of any federal, state, local, or foreign taxes that we are required by law to withhold upon any option exercise or vesting of other awards. Unless otherwise determined, withholding obligations may be settled with common stock, including common stock that is part of the award that gives rise to the withholding requirement.

Amendments and Termination

The Board may amend, alter, or discontinue the 2015 Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of a recipient under an award without such recipient’s consent. We will obtain stockholder approval of any amendment to the 2015 Plan as required by applicable law and listing requirements.

Material U.S. Federal Income Tax Consequences of Participation in the 2015 Plan

The following is a brief summary of the material U.S. Federal income tax consequences associated with awards under the 2015 Plan, based on current U.S. Federal income tax laws and Treasury regulations promulgated thereunder, all as in effect or existence as of the date of this Proxy Statement. We have not sought, nor do we intend to seek, any ruling from the U.S. Internal Revenue Service with respect to the statements made in this section. This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not describe state, local or foreign tax consequences. Moreover, the tax effects of participation in the 2015 Plan may vary depending on the facts and circumstances pertaining to each participant. Each participant who receives an award under the 2015 Plan should consult his or her own tax advisor with respect to his or her individual tax position and the effect of any legislative revisions on such position.

Unrestricted Stock. Generally, a participant receiving an award of unrestricted stock will recognize taxable income at the time unrestricted stock is granted. The taxable income will equal the excess of the fair market value of the unrestricted stock on the grant date over any amount the participant pays for the unrestricted stock. The Company generally will be entitled to an income tax deduction equal to the amount of ordinary income a participant recognizes in connection with an award of unrestricted stock.

Restricted Stock. The grant of restricted stock generally does not result in taxable income to a participant or a tax deduction for the Company. At the time the restrictions expire, however, a participant will realize ordinary taxable income in an amount equal to the fair market value of the stock on the date the restrictions expire. However, a participant may instead elect to include the value of the stock in income at the time of grant by making a “section 83(b) election.” If the participant later forfeits the restricted stock, the participant will not be able to deduct the amount previously recognized as income (although he or she might be able to claim a capital loss equal to any amount actually paid for the shares). The Company generally will be entitled to an income tax deduction equal to the amount of ordinary income a participant recognizes in connection with an award of restricted stock. The deduction generally will be allowed for the taxable year in which the participant recognizes such ordinary income. In addition, during or after the restriction period (depending on whether the dividends are paid to the individuals or accumulated), a participant will be taxed on the dividends paid with respect to restricted stock as compensation, and the Company will be entitled to a corresponding deduction in the year the dividends were paid. However, if a participant makes a section 83(b) election to be taxed on the value of a restricted stock award when the award is granted, dividends paid with respect to the award will be taxed as dividends and will not be deductible by the Company.

Incentive Stock Options. ISOs are intended to meet the requirements of Section 422 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). The grant of an ISO does not result in taxable income to the participant or a tax deduction for the Company. The exercise of an ISO will not result in ordinary taxable income to the participant (although the difference between the exercise price and the fair market value of the common stock subject to the ISO may result in alternative minimum tax liability to the participant) and the Company will not be allowed a deduction at any time in connection with such award, if the following conditions are met:

•	at all times during the period beginning with the date of grant and ending on the day three months before the date of exercise, the participant is an employee of the Company or an affiliate; and
•	the participant makes no disposition of the stock underlying the ISO within two years from the date of grant or within one year after the stock is transferred to the participant.

The three-month period is extended to one year in the event of disability and is waived in the event of death of the participant. If the stock is sold by the participant after meeting these conditions, any gain realized over the exercise price ordinarily will be treated as long-term capital gain, and any loss will be treated as long-term capital loss, in the year of the sale.

If the participant fails to comply with the employment or holding period requirements discussed above, the participant will recognize ordinary taxable income in an amount equal to the lesser of:

•	the excess of the fair market value of the common stock subject to the ISO on the date of exercise over the exercise price; or
•

if the employment period (but not the holding period) described above is satisfied and if the disposition occurs in an arm’s length sale or exchange with an unrelated party, the excess of the amount realized upon such disposition over the exercise price.

If the participant realizes ordinary taxable income on account of such a disqualifying disposition (described above), a corresponding deduction will be allowed to us for the same year.

If a participant pays the exercise price for an ISO with common stock already owned and the participant receives back a larger number of shares, a number of shares of common stock equal to the number of shares used to pay the exercise price will have a tax basis equal to that of the stock originally used to pay the exercise price. The additional newly acquired shares of common stock will have a tax basis of zero. The ISO holding period for the newly acquired common stock will begin on the exercise date. The tax on disposition will be as described above. If the participant uses shares obtained on exercise of an ISO before the end of the incentive stock option holding period for those shares, the participant will be taxed on those shares as though he or she had sold those shares at that time.

Nonqualified Stock Options. Non-qualified options are options that are not intended to meet the requirements of Section 422 of the Code. Generally, the grant of a nonqualified stock option does not result in taxable income to the participant or a tax deduction for us. Upon exercise of a nonqualified stock option, the participant will generally realize compensation taxable as ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock subject to the stock option on the date of exercise, and the Company will be entitled to a corresponding deduction for the same year. The participant’s basis in such shares will be the fair market value on the date income is realized, and when the participant disposes of the shares he or she will recognize capital gain or loss, either long-term or short-term, depending on the holding period of the shares.

If a participant who exercises a nonqualified stock option pays the exercise price by tendering common stock and receives a larger number of shares back, the participant will realize taxable income in an amount equal to the fair market value of the additional common stock received on the date of exercise, less any cash paid in addition to the shares tendered. Upon a subsequent sale of the common stock, the number of shares equal to the number delivered as payment of the exercise price will have a tax basis equal to that of the shares originally tendered. The additional newly acquired common stock obtained upon exercise of the nonqualified stock option will have a tax basis equal to the fair market value of such common stock on the date of exercise.

Stock Appreciation Rights. Generally, the grant of a stock appreciation right does not result in taxable income to the participant or a tax deduction for us. Upon exercise of a stock appreciation right, the participant will generally realize ordinary taxable income in an amount equal to the excess of the fair market value of the common stock on the date the stock appreciation right is exercised over the exercise price of the stock appreciation right, and the Company will be entitled to a corresponding deduction for the same year.

Performance Shares and Performance Units. The grant of a performance share or performance unit does not result in taxable income to the participant or a tax deduction for the Company. Upon the expiration of the applicable performance period and receipt of the common stock distributed in payment of the award or an equivalent amount of cash, the participant will realize ordinary taxable income equal to the full fair market value of the common stock delivered or the amount of cash paid. At that time, the Company generally will be allowed a corresponding tax deduction for the same year equal to the compensation taxable to the participant.

Dividend Equivalents. Dividend equivalents generally are taxed as compensation when they are paid to the participant, and the Company receives a corresponding deduction for the same year. If a participant elects to be taxed on the value of a restricted stock award when the award is granted, dividend equivalents paid with respect to the award will be taxed as dividends and will not be deductible by us.

Restricted Stock Units. A recipient of a restricted stock unit award realizes ordinary income when the award is settled in shares or cash. The ordinary income realized on the payment date equals the full fair market value of the common stock or other property delivered or the amount of cash paid. At that time, the Company generally will be allowed a corresponding tax deduction for the same year equal to the compensation taxable to the participant.

Other Cash Incentive Awards. A recipient of a cash incentive award realizes ordinary income when the award is paid in cash. The ordinary income realized equals the amount of cash paid. At that time, the Company generally will be allowed a corresponding tax deduction for the same year equal to the compensation taxable to the participant.

Section 409A. Section 409A of the Code applies to amounts that are considered “non-qualified deferred compensation.” If a deferred compensation arrangement, including certain awards that may be issued under the 2015 Plan, does not meet the requirements of Section 409A of the Code, the timing of taxation for these amounts could be accelerated (meaning these amounts could become immediately taxable). Also, an additional 20% income tax, as well as penalties and interest, could be imposed upon the applicable participants in the 2015 Plan. Although the Compensation Committee intends to administer the 2015 Plan so that awards will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any award under the 2015 Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law.

Parachute Payments. In the event any payments or rights accruing to a participant upon a change in control (as described under “Change in Control Provisions” above), including any payments or vesting under the 2015 Plan triggered by a change in control, constitute “parachute payments” under Section 280G of the Code, depending upon the amount of such payments and the other income of the participant, the participant may be subject to a 20% excise tax (in addition to ordinary income tax) on any amounts that constitute “excess parachute payments” under Section 280G of the Code, and the Company may be disallowed a deduction for the amount of such “excess parachute payments.”

Application of Section 162(m) of the Code

Section 162(m) of the Code places a limit of $1,000,000 on the amount we may deduct in any one year for compensation paid to each of our “covered employees.” Prior to the effective date of the Tax Cuts and Jobs Act of 2017 (the “2017 Tax Act”), covered employees under Section 162(m) of the Code generally consisted of our CEO and each of our three other most highly-compensated executive officers other than our CEO and CFO. Effective as of January 1, 2018, the 2017 Tax Act expanded the definition of “covered employee” to include anyone who was our CEO or CFO at any time during the year, as well as our three other most highly-compensated executive officers during the year. The expanded definition also provides that any individual who becomes a covered employee after December 31, 2016 will always be treated as a covered employee, even after termination of employment. Beginning in 2027, “covered employees” will also include the five highest compensated employees other than those already covered.

Due to the 2017 Tax Act’s elimination of the performance-based compensation exemption to the limitation on deductibility set forth in Section 162(m) of the Code, future awards granted to our covered employees under the 2015 Plan may not be fully deductible.

New Plan Benefits

The Compensation Committee has not made any determinations with respect to future awards to be made under the 2015 Plan to any individual Named Executive Officer, the current executive officers as a group or any other employees (including non-executive officers) as a group. Future benefits under the 2015 Plan cannot be determined at this time because the grants are at the discretion of the Compensation Committee and because their value may be dependent upon the satisfaction of vesting conditions and the future price of our common stock. For a discussion of our equity grant practices to our Named Executive Officers in 2021, please refer to the discussion under the heading Equity Awards in the Compensation Discussion and Analysis section of this Proxy Statement. The aggregate number of shares underlying awards granted in 2021 under the 2015 Plan to (i) our Named Executive Officers as a group was 151,250 (ii) our executive officers as a group was 165,675, and (iii) our non-executive employees as a group was 201,120. These amounts do not include awards issued under our 2016 Inducement Plan.

As described under Board and Committee Fees above, under our director compensation policy, each non-employee director nominee who will continue to serve as a member of the Board following the 2022 Annual Meeting will be granted a stock option to purchase 10,000 shares of common stock on the date of the Annual Meeting, except that John Varian will not receive the annual grant on that date but instead will receive a prorated annual grant on January 1, 2023, the first anniversary of his election to the Board. These options will be granted under the 2015 Plan. The following table discloses the estimated amounts to be received by our current non-employee directors pursuant to these grants, which are the only future awards to be made under the 2015 Plan that are determinable at this time:

Name and Position	Number of Units
Non-Executive Director Group	44,562 shares common stock

On April 25, 2022, the closing price of our common stock, as reported by Nasdaq, was $1.37 per share.

Securities Authorized for Issuance Under Equity Compensation Plans

Information concerning securities authorized for issuance under equity compensation plans is set forth in the Additional Information section of this Proxy Statement under the heading Securities Authorized for Issuance Under Equity Compensation Plans.

Required Vote

Under our Bylaws and the Code, approval of the amendment to the 2015 Plan will require the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and voting at the 2022 Annual Meeting. Abstentions and broker non-votes are not counted as votes “for” or “against” this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL TWO.

PROPOSAL THREE:

RATIFICATION OF INDEPENDENT AUDITORS

Ratification of Appointment of Ernst & Young LLP

The Audit Committee appointed Ernst & Young LLP to serve as our independent auditors for the fiscal year ending December 31, 2022. Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as our independent auditors. However, the Audit Committee is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate governance.

The affirmative vote of a majority of the shares present in person or by proxy and voting at the 2022 Annual Meeting is required to ratify the selection of Ernst & Young LLP. Abstentions are not counted as votes “for” or “against” this proposal.

In the event the stockholders fail to ratify the appointment of Ernst & Young LLP, the Audit Committee may reconsider its selection. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Audit Committee believes that such a change would be in our best interests and in the best interests of our stockholders.

Representatives of Ernst & Young LLP are expected to be present at the 2022 Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL THREE.

Audit and Non-Audit Fees

The following table sets forth the aggregate fees billed by Ernst & Young LLP for 2021 and 2020 in connection with audit and other services rendered during the past two fiscal years.

Type of Fee	2021	2020
Audit Fees (1)	$1,690,250	$1,971,217
Audit-Related Fees (2)	—	—
Tax Fees (3)	—	—
All Other Fees (4)	—	1,133
Total Fees for Services Provided	$1,690,250	$1,972,350
(1)

Audit fees represent fees for professional services rendered for the audit of our financial statements, audit of internal control over financial reporting, review of interim financial statements and services normally provided by the independent auditor in connection with regulatory filings.

(2)	Audit-related fees principally include fees for audit and attest services that are not required by statute or regulation.
(3)	Includes fees for tax services, including tax compliance, tax advice and tax planning.
(4)	Subscription fees for an online accounting and auditing research tool.

Pre-approval Policies and Procedures

The Audit Committee Charter provides that the Audit Committee must pre-approve all services provided to the Company by the independent auditor in accordance with the Company’s pre-approval policy established by the Committee. All of the fees in the above table were approved by the Audit Committee.

The Company’s pre-approval policy requires that the Audit Committee pre-approve all audit, audit-related and non-audit services performed by our independent auditor, subject to limited exceptions. Under the policy, the annual audit engagement and the fees to be paid therefore must be specifically pre-approved. Certain other specified audit services, which are those services that only the auditor can reasonably provide, are pre-approved under the policy. All other audit services must be pre-approved by the Audit Committee.

Under the policy, audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and that are traditionally performed by the auditor. Certain specified audit-related services are pre-approved under the policy, because the Audit Committee believes that the provision of these audit-related services does not impair the independence of the auditor. All other audit-related services must be pre-approved by the Audit Committee.

The policy also allows the Audit Committee to grant general pre-approvals for non-audit services that it believes are routine and recurring services that would not impair the independence of the Auditor. Certain specified tax services are deemed to be approved under the policy, and the policy also lists certain prohibited non-audit services.

Certain non-audit services are exempt from the pre-approval requirements of the policy. The exemption applies if these services (a) do not exceed, in the aggregate, 5% of the fees paid to the auditor in any fiscal year, (b) were not recognized as non-audit services at the time of the engagement, and (c) are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

PROPOSAL FOUR:

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

We are asking you to vote, in an advisory (non-binding) manner, to approve the compensation of the Named Executive Officers, as disclosed in this Proxy Statement, pursuant to the compensation disclosure rules of the Securities and Exchange Commission. We hold these so-called “say-on-pay” votes annually pursuant to Rule 14a-21 under Section 14A of the Securities Exchange Act of 1934, as amended.

Before you vote on this proposal, we strongly encourage you to read the Compensation Discussion and Analysis and the executive compensation information (including the compensation tables and the accompanying footnotes and narrative) set forth earlier in this Proxy Statement. As we describe in the Compensation Discussion and Analysis, our executive compensation program embodies a pay-for-performance philosophy that is designed to tie annual and long-term compensation to the achievement of established goals and to align executives’ incentives with the creation of value for our stockholders. Our compensation program is also designed to attract and retain highly talented, qualified executives who are dedicated to our mission and culture. We believe our compensation philosophy and objectives support our business strategy and align the interests of our executives and our stockholders. We also believe that our compensation program does not encourage excessive risk-taking by management.

For these reasons, the Board is asking stockholders to support this proposal. This is an advisory vote and the results will not be binding. However, we, the Board, and the Compensation Committee value the views of our stockholders and will consider the outcome of the vote when making future decisions on the compensation of our Named Executive Officers and on our executive compensation principles, policies, and procedures. If a quorum is present, the votes cast “for” must exceed the votes cast “against” to approve, on an advisory basis, the compensation of our Named Executive Officers. Abstentions and broker non-votes are not counted as votes “for” or “against” this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL FOUR.

OTHER BUSINESS

As of the date of this Proxy Statement, we know of no other business that will be presented for consideration at the 2022 Annual Meeting other than the items referred to above. If any other matter is properly brought before the 2022 Annual Meeting for action by stockholders, the persons designated as proxies will vote all shares in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with their best judgment.

ADDITIONAL INFORMATION

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information about shares of our common stock that may be issued under our 2006 Employee Incentive Plan, our 2015 Omnibus Incentive Compensation Plan, our 2016 Inducement Plan, and our 2019 Employee Stock Purchase Plan. Information in the table is as of December 31, 2021.

Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants, and rights (a)		Weighted-average exercise price of outstanding options, warrants, and rights (3) (b)	Number of shares remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders	1,125,117	(1)	$109.56	772,136	(2)
Equity compensation plans not approved by stockholders	170,000	(4)	$3.74	—	(5)
Total	1,295,117		$94.38	772,136

(1)

This number includes 313,569 shares of our Common Stock that were issuable as of the date of the table upon the exercise of stock options outstanding under our 2006 Employee Incentive Plan, 701,976 shares of our Common Stock that were issuable as of the date of the table upon the exercise of stock options outstanding under our 2015 Omnibus Incentive Compensation Plan, and 109,572 shares of our Common Stock that were issuable as of the date of the table upon the vesting and settlement of restricted stock units outstanding under our 2015 Omnibus Incentive Compensation Plan.

(2)

This number includes, as of the date of the table, 522,136 shares available for issuance under our 2015 Omnibus Incentive Compensation Plan and 250,000 shares available for issuance under our 2019 Employee Stock Purchase Plan. We have not yet implemented the 2019 Employee Stock Purchase Plan and accordingly no shares of common stock have been offered or issued under the plan since it was authorized.

(3)

The weighted-average exercise prices disclosed in this column do not take into account the restricted stock unit awards that are reflected in column (a) and described in Note (1) to column (a). Restricted stock unit awards vest and settle into shares of Company common stock if and when specified conditions are achieved without the payment of any exercise price by the recipient of such awards.

(4)

These are shares of our Common Stock that are issuable as of the date of the table upon the exercise of stock options outstanding under our 2016 Inducement Plan. These stock options were issued to certain executive officers as a material inducement to their accepting employment with the Company.

(5)

Information in this row relates to our 2016 Inducement Plan. Awards may be granted under the 2016 Inducement Plan only to a person who either (a) has never been an employee or director of the Company, or (b) has a bona fide period of non-employment with the Company, and the award must be an inducement material to the individual entering employment with the Company. The Compensation Committee of the Board of Directors could authorize the issuance of additional equity awards under this plan that meet the eligibility requirements of the plan, and there is no stated limit on the number of such eligible awards, but has not done so as of the date of this Proxy Statement.

Householding

The Securities and Exchange Commission’s rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements, annual reports and notices of annual meeting and internet availability with respect to two or more stockholders sharing the same address by delivering a single set of these materials addressed to those stockholders.

Stockholders residing in the same household who hold their shares through a broker may receive only one Notice of Annual Meeting and Internet Availability (or Proxy Statement, for those who receive a printed copy of the Proxy Statement) in accordance with a notice sent earlier by their broker. This practice of sending only one copy of proxy materials is called “householding,” and saves us money in printing and distribution costs. This practice will continue unless instructions to the contrary are received by your broker from one or more of the stockholders within the household.

If you hold your shares in “street name” and reside in a household that received only one copy of the proxy materials, you can request to receive a separate copy in the future by following the instructions sent by your bank or broker. If your household is receiving multiple copies of the proxy materials, you may request that only a single set of materials be sent by following the instructions sent by your bank or broker. If you would like to receive a separate copy of this year’s Proxy Statement, Annual Report, or Notice of Annual Meeting and Internet Availability, please contact our communications department at our principal executive office, telephone number (914) 347-4300, and we will promptly deliver the requested materials.

Requirements, Including Deadlines, for Submission of Proxy Proposals, Nomination of Directors and Other Business of Stockholders

Pursuant to Securities and Exchange Commission Rule 14a-8 under the Securities Exchange Act of 1934, as amended, stockholders may present proper proposals for inclusion in our proxy statement relating to, and for consideration at, the 2023 Annual Meeting of Stockholders, by submitting their proposals to us no later than December 30, 2022. Any proposal so submitted must comply with the rules and eligibility requirements of the Securities and Exchange Commission.

If you want to nominate a director or make a proposal for consideration at next year’s annual meeting, other than a proposal submitted for inclusion in our proxy statement as described above, you must comply with the current advance notice provisions and other requirements set forth in our Bylaws. Under our Bylaws, a stockholder may nominate a director or submit a proposal for consideration at an annual meeting by giving timely notice to Acorda Therapeutics. To be timely, that notice must contain information specified in our Bylaws and be received by us at our principal executive office not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. If, however, the date of the annual meeting is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting and the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made. Therefore, we must receive your nomination or proposal no sooner than February 10, 2023 and no later than March 12, 2023, unless the date of the 2023 Annual Meeting of Stockholders is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the 2022 Annual Meeting. The submission deadlines in the advance notice provisions of our Bylaws will also be applicable to director nominations under the SEC’s “universal proxy” Rule 14a-19 (when effective).

Our Bylaws provide certain procedures that a stockholder must follow to nominate persons for election to the Board or to introduce an item of business at an annual meeting of stockholders. A stockholder nominating a director candidate or introducing an item of business must be a stockholder of record on the date of the giving of the nomination or item of business and on the record date for the determination of stockholders entitled to vote at the relevant meeting. Additionally, notice of a director nomination or item of business must include the content required by Sections 1.10(b) and 1.11(b), respectively, of our Bylaws.

We will have discretionary authority to vote on any stockholder proposals presented at our 2023 Annual Meeting of Stockholders that do not comply with the notice and other requirements as described above.

The chairman of our annual meetings has the power to determine whether a nomination or other business is properly brought before an annual meeting. The chairman of such meetings may refuse to allow the nomination of any person or the transaction of any business not in compliance with the requirements described above.

Annual Report

A copy of our Annual Report on Form 10-K for the year ended December 31, 2021, is enclosed or being made available with this Proxy Statement. We filed our Annual Report on Form 10-K with the SEC on March 18, 2022. Stockholders may obtain a copy of our Annual Report on Form 10-K, including the financial statements, without charge, by writing to our communications department at our principal executive office. Our Annual Report on Form 10-K and the other filings that we make with the SEC can also be accessed on our website at www.acorda.com, under “Investors – SEC Filings.” We will also furnish any exhibit to our Annual Report on Form 10-K, if specifically requested.

Code of Ethics

We have adopted a Code of Ethics that applies to all our directors and officers and other employees and that is intended to meet the definition of “code of ethics” as set forth in the Item 406 of SEC’s Regulation S-K. Any waiver of our Code of Ethics for executive officers, senior financial officers or directors requires the express written approval of the Board or the Audit Committee. To the extent required by applicable law, we will promptly disclose to our stockholders any amendments to or waivers from our Code of Ethics granted to any of our executive officers, senior financial officers or directors. We intend to satisfy SEC disclosure requirements regarding amendments to or waivers from the Code of Ethics by posting the required disclosures on our website. Our Code of Ethics, and any such disclosures of amendments or waivers, can be accessed on our website at www.acorda.com, under “Investors – Corporate Governance – Code of Ethics.”

Please submit your proxy whether or not you plan to attend the 2022 Annual Meeting.

By the Order of the Board of Directors,

Andrew Mayer Corporate Secretary

APPENDIX A

ACORDA THERAPEUTICS, INC.

2015 Omnibus Incentive Compensation Plan

As proposed to be amended

Section 1.	Purpose

The purpose of the Acorda Therapeutics, Inc. 2015 Omnibus Incentive Compensation Plan (the “Plan”) is to provide an additional incentive to directors, officers, employees, consultants, advisors and other service providers of Acorda Therapeutics, Inc. (the “Company”) and its subsidiaries, to aid in attracting and retaining directors, officers, employees, consultants, advisors and other service providers of outstanding ability, and to align their interests with those of stockholders.  This Plan is intended to replace the Acorda Therapeutics, Inc. 2006 Employee Incentive Plan (the “2006 Plan”).  The 2006 Plan shall be terminated and replaced and superseded by this Plan on the date on which this Plan is approved by the Company’s stockholders, except that any awards granted under the Prior Plan shall remain in effect pursuant to their terms.

Section 2.	Definitions

For purposes of the Plan, capitalized terms have the meaning provided below or, if not provided below, as provided elsewhere in the Plan:

“Award” means an award that is granted under the Plan as described in Section 5.

“Award Cycle” means a period of consecutive fiscal years or portions thereof designated by the Committee over which Performance Awards are to be earned.

“Board” means the Board of Directors of the Company.

“Change in Control” have the meanings set forth in Section 10.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

“Committee” means the Committee referred to in Section 3.

“Common Stock” means common stock, par value $0.001 per share, of the Company.

“Company” means Acorda Therapeutics, Inc., a Delaware corporation.

“Covered Employee” means a participant designated by the Committee prior to the grant of Performance Awards who is or may be a “covered employee” within the meaning of Section 162(m)(3) of the Code in the year in which Performance Awards are expected to be taxable to such participant.

“Effective Time” has the meaning provided in Section 15(a).

“Eligible Individuals” means directors, officers, employees, consultants, advisors and other service providers of the Company or any of its Subsidiaries.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

“Exercise Price” means (a) in the case of Stock Options, the price specified in the applicable Award agreement as the price-per-share at which shares of Common Stock may be purchased pursuant to such Stock Option or (b) in the case of Stock Appreciation Rights, the price specified in the applicable Award agreement as the reference price-per-share used to calculate the amount payable to the participant.

“Fair Market Value” means, except as otherwise provided by the Committee, as of any given date, the closing price for a share of Common Stock during normal business hours on the Nasdaq Stock Market or such other national securities market or exchange as may at the time be the principal market for the Common Stock, on such given date or, if the given date is not a trading date, the immediately preceding date on which such shares of Common Stock were traded, all as reported by such source as the Committee may select.

“Incentive Stock Option” means any Stock Option designated as, and qualified as, an “incentive stock option” within the meaning of Section 422 of the Code.

“Nonqualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Outside Director” means a director who qualifies as an “independent director” within the meaning of Rule 5605(a)(2) of the Nasdaq Stock Market, as an “outside director” within the meaning of Section 162(m) of the Code, and as a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act.

“Performance Awards” means Awards granted under Section 8.

“Performance Goals” means the performance goals established by the Committee in connection with the grant of Performance Awards. In the case of Qualified Performance-Based Awards, such goals shall established by the Committee within the time period prescribed by Section 162(m) of the Code based on the attainment of specified levels of one or more of the following measures:  (i) revenue growth; (ii) earnings before interest, taxes, depreciation, and amortization; (iii) earnings before interest and taxes; (iv) income (including operating income or income before consideration of certain factors, such as overhead); (v) pre- or after-tax income; (vi) earnings per share; (vii) cash flow; (viii) cash flow per share; (ix) return on equity; (x) return on invested capital; (xi) return on assets; (xii) economic value added (or an equivalent metric); (xiii) share price performance; (xiv) total shareholder return; (xv) market capitalization; (xvi) improvement in or attainment of expense levels; (xvii) improvement in or attainment of working capital levels; (xviii) profitability; (xix) market share; (xx) reduction in costs; (xxi) increases in collection of outstanding accounts or reductions in non-performing debts; (xxii) sales; (xxiii) gross profits; (xxiv) net profits; (xxv) drug discovery or development milestones; (xxvi) regulatory achievements; (xxvii) clinical achievements (including initiating or completing phases of clinical studies); (xxviii) completion of corporate transactions (including mergers or acquisitions); (xxix) successful litigation outcomes; and/or (xxx) development and/or acquisition of intellectual property. Performance Goals may be established on a corporate-wide basis or with respect to one or more business units, divisions, or subsidiaries. Measurement of performance against goals may exclude impact of charges for restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring items, and the cumulative effects of accounting changes, each as defined by generally accepted accounting principles and as identified in the financial statements, notes to the financial statements, or management’s discussion and analysis within the Company’s annual report on Form 10-K.

“Plan” means the Acorda Therapeutics, Inc. 2015 Omnibus Incentive Compensation Plan, as set forth herein and as hereinafter amended from time to time.

“Prior Plan” means the Acorda Therapeutics, Inc. 1999 Employee Stock Option Plan or the Acorda Therapeutics, Inc. 2006 Employee Incentive Plan.

“Qualified Performance-Based Award” means a Performance Award designated as such by the Committee at the time of grant, based upon a determination that (i) the recipient is or may be a Covered Employee and (ii) the Committee wishes such Performance Award to qualify for the Section 162(m) Exemption.

“Restricted Stock” means shares of Common Stock issued under the Plan subject to restrictions determined by the Committee.

“Restricted Stock Units” means an Award based on the value of Common Stock that is an unfunded and unsecured promise to deliver shares of Common Stock, cash, or other property upon the attainment of specified vesting or performance conditions, as determined by the Committee.

“Rule 16b-3” means Rule 16b-3, as promulgated by the Securities Exchange Commission under Section 16(b) of the Exchange Act, as amended from time to time.

“Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.

“Stock Appreciation Right” means an Award granted under Section 7.

“Stock Option” means an Award granted under Section 6.

“Subsidiary” means any corporation, partnership, joint venture or other entity during any period in which at least a 50% voting or profits interest is owned, directly or indirectly, by the Company or any successor to the Company.

“Ten-Percent Holder” means an employee who, at the time of the grant of an Award, owns stock representing more than 10% of the voting power of the Company or a Subsidiary (as determined under Section 422(b)(6) of the Code).

Section 3.	Administration

The Plan shall be administered by the Compensation Committee or such other committee of the Board as the Board may from time to time designate (the “Committee”), which shall be composed solely of Outside Directors numbering no fewer than two (2) and shall be appointed by and serve at the pleasure of the Board.  The Committee shall have plenary authority to grant Awards pursuant to the terms of the Plan to Eligible Individuals.

Among other things, the Committee shall have the authority, subject to the terms of the Plan to:

(a)select the Eligible Individuals to whom Awards may from time to time be granted;

(b)	determine whether and to what extent Awards are to be granted hereunder;

(c)	determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(d)

determine the terms and conditions of any Award granted hereunder, including, but not limited to, the Exercise Price (subject to Section 6(b)), any vesting condition, restriction or limitation (which may be related to the performance of the participant, the Company or any Subsidiary);

(e)

modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including but not limited to Performance Goals; provided, however, that the Committee may not (i) adjust upwards the amount payable with respect to a Qualified Performance-Based Award or waive or alter the Performance Goals associated therewith or (ii) accelerate the vesting of any Award except in the case of the Eligible Individual’s death or disability or in connection with a Change in Control (except pursuant to the terms of award agreements or employment agreements as in effect on April 29, 2016);

(f)	determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred; and

(g)	determine under what circumstances an Award may be settled in cash or Common Stock.

The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

The Committee may act only by a majority of its members then in office. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may (i) delegate administrative responsibilities with respect to the Plan, and (ii) delegate to the Chief Executive Officer of the Company (the “CEO”) all or any portion of its responsibilities to grant Awards; provided, however, that no delegation may be made by the Committee that would cause Awards or other transactions under the Plan to cease to be exempt from Section 16(b) of the Exchange Act or cause an Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption; and provided, further, that the Committee may not delegate to the CEO the authority to grant Awards to executive officers of the Company.  Any allocation or delegation may be revoked by the Committee at any time.

Any determination made by the Committee with respect to any Award shall be made in the sole discretion of the Committee at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

Any authority granted to the Committee may also be exercised by the full Board, except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Exchange Act or cause an Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.

Section 4.	Common Stock Subject to Plan

(a)Shares Available.  Shares of Common Stock subject to an Award under the Plan may be authorized and unissued shares or may be treasury shares.  The number of shares of Common Stock and cash available under the Plan are described in this Section 4, subject to adjustment as provided in Section 4(c).

(i)The maximum aggregate number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan shall be equal to 3.15~~1.35~~ million.  For the purposes of calculating the maximum number of shares that may be issued pursuant to all Awards: (i) every one share issuable pursuant to the exercise of an Stock Option or Stock Appreciation Right shall count as one share; and (ii) every one share underlying Restricted Stock, Restricted Stock Units, or other stock-based Awards shall count as 1.5~~1.79~~ shares.

(ii)The maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options granted under the Plan shall be 3.15~~1.35~~ million.

(iii)If, after the effective date of the Plan, any Award (A) is forfeited or otherwise expires, terminates or is canceled without the delivery of all shares of Common Stock subject thereto or (B) is settled other than by the delivery of shares of Common Stock (including cash settlement), then, in the case of clauses (A) and (B), the number of shares of Common Stock subject to such Award that were not issued shall again become available to be delivered pursuant to Awards under the Plan.  For purposes of determining the number of shares of Common Stock that may be delivered pursuant to Awards under the preceding sentence, the term “Award” includes an award granted under the Prior Plan.  Shares of Common Stock tendered or held back upon the exercise of a Stock Option or settlement of an Award to cover the exercise price or tax withholding shall not be available for future issuance under the Plan. In addition, upon net exercise of a Stock Option or Stock Appreciation Right, the gross number of shares exercised shall be deducted from the total number of shares of Common Stock remaining available for issuance under the Plan.

(b)Individual Award Limits.  Subject to adjustment as provided in Section 4(c), the following limits apply:

(i)in the case of Awards (other than Stock Options and Stock Appreciation Rights) that are settled in shares of Common Stock, the maximum aggregate number of shares of Common Stock with respect to which Awards may be granted under the Plan to any participant in any fiscal year of the Company shall be 279,333;

(ii)the maximum aggregate number of Shares subject to Stock Options granted in any one fiscal year to any participant shall be 500,000;

(iii)the maximum aggregate number of shares of Common Stock subject to Stock Appreciation Rights granted in any one fiscal year to any participant shall be 500,000;

(iv)in the case of Awards that are settled in cash based on the Fair Market Value of a share of Common Stock, the maximum aggregate amount of cash that may be paid pursuant to Awards granted under the Plan to any Eligible Individual in any fiscal year of the Company shall be equal to the per share Fair Market Value as of the relevant vesting, payment or settlement date multiplied by the number of shares of Common Stock described in clause 4(b)(i); and

(v)in the case of all Awards other than those described in clause (iv), the maximum aggregate amount of cash and other property (valued at its fair market value) other than shares of Common Stock that may be paid or delivered pursuant to Awards under the Plan to any Eligible Individual in any fiscal year of the Company shall be $5 million.

(c)Adjustment Provision. In the event of any change in corporate capitalization (including, but not limited to, a change in the number of shares of Common Stock outstanding), such as a stock split, reverse stock split or a corporate transaction, any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee or Board shall make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the maximum limitations of shares underlying Awards to be granted to any participant, in the number, kind and Exercise Price of shares subject to outstanding Stock Options and Stock Appreciation Rights, in the number and kind of shares subject to other outstanding Awards granted under the Plan and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to any Award shall always be a whole number.

Section 5.	Eligibility; Types of Awards

(a)Eligibility for Awards.  Awards may be granted under the Plan to Eligible Individuals, as determined in the sole discretion of the Committee.  The Committee’s selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time.

(b)Types of Awards.  Awards may be made under the Plan in the form of (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Performance Awards, (iv) Restricted Stock, (v) Restricted Stock Units, or (vi) other stock-based awards or cash incentives that the Committee determines are consistent with the purpose of the Plan and the interests of the Company.  Awards may be granted in tandem with other Awards.

Section 6.	Stock Options

Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and Nonqualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

The Committee shall have the authority to grant any Eligible Individual Incentive Stock Options, Nonqualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights); provided, however, that Incentive Stock Options may be granted only to employees of the Company and its subsidiaries or parent corporation (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option on or subsequent to its grant date, it shall constitute a Nonqualified Stock Option.

Stock Options shall be evidenced by option agreements, the terms and provisions of which may differ. An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Nonqualified Stock Option. The grant of a Stock Option shall occur on the date the Committee (or such person or entity designated by the Committee in accordance with the Plan) selects an Eligible Individual to receive a grant of a Stock Option, determines the number of shares of Common Stock to be subject to such Stock Option and specifies the material terms and provisions of such Stock Option, or such other date specified by the Committee as the date of grant.  The Company shall notify an Eligible Individual of any grant of a Stock Option, and a written option agreement or agreements shall be delivered by the Company to the participant.

Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

(a)Option Term. The Committee shall determine the stated term of each Stock Option granted under this Plan. No Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted (or, with respect to Incentive Stock Options granted to a Ten-Percent Holder, five years after the date the Stock Option is granted).

(b)Exercise Price. The Committee shall determine the Exercise Price per share of Common Stock subject to Stock Options granted under this Plan. The Exercise Price per share of Common Stock subject to a Stock Option shall not be less than the Fair Market Value of Common Stock on the date of grant, except that, with respect to Incentive Stock Options granted to a Ten-Percent Holder, the Exercise Price shall not be less than 110% of the Fair Market Value on the date of grant.  Except for adjustments pursuant to Section 4(c), in no event may (i) any Stock Option granted under this Plan be amended to decrease the Exercise Price thereof, cancelled in conjunction with the grant of any new Stock Option with a lower Exercise Price, or otherwise be subject to any action that would be treated, for accounting purposes, as a “repricing” of such Stock Option, unless such amendment, cancellation, or action is approved by a vote of the Company’s stockholders (or, in connection with a substitution of the Stock Option in connection with a corporate transaction, to the extent consistent with Section 409A or Section 422 of the Code, as applicable), or (ii) any Stock Option with an exercise price above the current stock price be exchanged for cash or other securities.

(c)Exercisability.  Except as otherwise provided herein, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee.

(d)Method of Exercise.  Subject to the provisions of this Section 6, Stock Options may be exercised, in whole or in part, at any time during their stated term by giving written notice of exercise to the Company specifying the number of shares of Common Stock subject to the Stock Option to be purchased.

Such notice shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Company may accept. If approved by the Committee, payment, in full or in part, may also be made in the form of unrestricted Common Stock (by delivery of such shares or by attestation) already owned by the optionee of the same class as the Common Stock subject to the Stock Option (based on the Fair Market Value of the Common Stock on the date the Stock Option is exercised); provided, however, that in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common Stock subject to the Stock Option may be authorized only at the time the Stock Option is granted. In addition, if approved by the Committee, payment in full or in part may also be made by instructing the Committee to withhold a number of such shares having a Fair Market Value on the date of exercise equal to the aggregate exercise price of such Stock Option.

To the extent permitted by applicable law, if approved by the Committee, payment in full or in part may also be made by delivering a properly executed exercise notice to the Company and irrevocable instructions to a broker to deliver promptly to the Company (on such terms as determined by the Committee) the amount of sale proceeds necessary to pay the purchase price, and, if requested by the Company, the amount of any federal, state, local or foreign withholding taxes.  The Committee, in its discretion, may determine the timing of such sale. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

No shares of Common Stock shall be delivered until full payment therefor has been made. An optionee shall have all of the rights of a stockholder of the Company holding the class or series of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the optionee has given written notice of exercise, has paid in full for such shares and, if requested by the Company, has given the representation described in Section 14(a).

(e)Nontransferability of Stock Options. No Stock Option shall be transferable by the optionee other than (i) by will or by the laws of descent and distribution; or (ii) in the case of a Nonqualified Stock Option, as otherwise expressly permitted by the Committee including, if so permitted, pursuant to a transfer to such optionee’s children or family member, whether directly or indirectly or by means of a trust or partnership or otherwise. For purposes of this Plan, unless otherwise determined by the Committee, “family member” shall have the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the Securities Act of 1933 as amended, and any successor thereto. All Stock Options shall be exercisable, subject to the terms of this Plan, only by the optionee, the guardian or legal representative of the optionee, or any person to whom such option is transferred pursuant to this paragraph, it being understood that the term “holder” and “optionee” include such guardian, legal representative and other transferee.

Section 7.	Stock Appreciation Rights

(a)Type. Stock Appreciation Rights may be granted alone (“Freestanding Stock Appreciation Rights”) or in conjunction with all or part of any Stock Option granted under the Plan (“Tandem Stock Appreciation Rights”).

(b)Term.  The Committee shall determine the stated term of each Stock Appreciation Right granted under this Plan.  No Stock Appreciation Right shall be exercisable more than 10 years after the date of grant.

(c)Exercise Price.  Unless provided otherwise by the Committee, the Exercise Price per share of Common Stock subject to a Stock Appreciation Right shall be the Fair Market Value of the Common Stock on the date of grant.  Except for adjustments pursuant to Section 4(c), in no event may (i) any Stock Appreciation Right granted under this Plan be amended to decrease the Exercise Price thereof, cancelled in conjunction with the grant of any new Stock Appreciation Right with a lower Exercise Price, or otherwise be subject to any action that would be treated, for accounting purposes, as a “repricing” of such Stock Appreciation Right, unless such amendment, cancellation or action is approved by a vote of the Company’s stockholders (or, in connection with a substitution of the Stock Option in connection with a corporate transaction, to the extent consistent with Section 409A or Section 422 of the Code, as applicable), or (ii) any Stock Appreciation Right with an exercise price above the current stock price be exchanged for cash or other securities.

(d)Exercisability.  Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee.

(e)Settlement.  Upon the exercise of a Stock Appreciation Right, a participant shall be entitled to receive an amount in cash, shares of Common Stock or a combination of cash and shares, in value equal to (A) the excess of the Fair Market Value of one share of Common Stock over the applicable Exercise Price, multiplied by (B) the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

(f)Nontransferability.  No Stock Appreciation Right shall be transferable by a participant other than by will or by the laws of descent and distribution or as otherwise expressly permitted by the Committee, including, if so permitted, pursuant to a transfer to such participant’s children or family members, whether directly or indirectly or by means of a trust or partnership or otherwise. For purposes of this Plan, unless otherwise determined by the Committee, “family member” shall have the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the Securities Act of 1933 as amended, and any successor thereto. All Stock Appreciation Rights shall be exercisable, subject to the terms of this Plan, only by the participant, the guardian or legal representative of the participant, or any person to whom such Stock Appreciation Right is transferred pursuant to this paragraph, it being understood that the terms “holder” and “participant” include such guardian, legal representative and other transferee.

Section 8.	Performance Awards

(a)Administration. The Committee may grant a Performance Award, which shall be an Award that is subject to performance criteria as set forth in this Section. Performance Awards may be awarded either alone or in addition to other Awards granted under the Plan.  The Committee shall also determine whether each Performance Award shall be denominated as (i) a performance-based stock Award (a “Performance Share”), or (ii) a performance-based cash Award (a “Performance Unit”).  The Committee shall determine the Eligible Individuals to whom and the time or times at which Performance Awards shall be awarded, the number of shares and/or units to be awarded to any Eligible Individual, the duration of the Award Cycle, and any other terms and conditions of the Award, in addition to those contained in subsection (b).  However, no Award Cycle shall exceed five years in duration.

(b)Terms and Conditions. Performance Awards shall be subject to the following terms and conditions:

(i)Performance-Based Awards. The Committee may, prior to or at the time of the grant, designate Performance Awards as Qualified Performance-Based Awards, in which event it shall condition the settlement thereof upon the attainment of Performance Goals (and, in addition, any other performance criteria). If the Committee does not designate Performance Awards as Qualified Performance-Based Awards, it may condition the settlement thereof upon the attainment of Performance Goals and/or other performance criteria. Regardless of whether Performance Awards are Qualified Performance-Based Awards, the Committee may also condition the settlement thereof upon the continued service of the participant. The provisions of such Awards (including without limitation any applicable Performance Goals) need not be the same with respect to each participant. Subject to the provisions of the Plan and the Performance Award agreement referred to in Section 8(b)(iv), Performance Awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Award Cycle.

(ii)Deferral.  The Committee may from time to time establish procedures pursuant to which a participant may elect to further defer receipt of cash or shares in settlement of Performance Awards for a specified period or until a specified event, subject in each case to the Committee’s approval and to such terms as are determined by the Committee.  Subject to any exceptions adopted by the Committee, such election must generally be made prior to commencement of the Award Cycle for the Performance Awards in question.

(iii)Settlement.  At the expiration of the Award Cycle, the Committee shall evaluate the Company’s performance in light of any Performance Goals for such Performance Award, and shall determine the number of Performance Shares or Performance Units, as applicable, granted to the participant which have been earned, and the Committee shall then cause to be delivered (A) if the Performance Awards are Performance Shares, (1) a number of shares of Common Stock equal to the number of Performance Shares determined by the Committee to have been earned, or (2) cash equal to the product of (x) the Fair Market Value as of the date of settlement multiplied by (y) such number of Performance Shares determined to have been earned, as the Committee shall elect (subject to any deferral pursuant to Section 8(b)(ii)), or (B) if the Performance Awards are Performance Units, (1) cash equal to the amount earned under the Performance Units (the “Cash Payment”), or (2) a number of shares of Common Stock equal to (x) the Cash Payment divided by (y) the Fair Market Value as of the date of settlement (with any resulting fractional shares distributed in the form of cash), as the Committee shall elect (subject to any deferral pursuant to

Section 8(b)(ii)).

(iv)Performance Award Agreement.  Each Award shall be confirmed by, and be subject to, the terms of a Performance Award agreement.

Section 9.	Other Awards

(a)Restricted Stock and Restricted Stock Units.  Restricted Stock and Restricted Stock Units may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Eligible Individuals to whom and the time or times at which Restricted Stock and Restricted Stock Units shall be awarded, the number of shares or units to be awarded to any Eligible Individual, the duration of the restrictions, and any other terms and conditions of the Award.

(b)Other Stock-Based Awards.  The Committee, in its discretion and subject to the provisions of the Plan, may grant other Awards of Common Stock or that are valued in whole or in part by reference to, or are otherwise based upon, Common Stock, including, without limitation, dividend equivalents, which may be granted either alone or in conjunction with other Awards granted under the Plan.

(c)Other Cash Incentive Awards.  The Committee, in its discretion and subject to the provisions of the Plan, may grant other cash incentive awards.

Section 10.	Change in Control Provisions

(a)Impact of Event.  Notwithstanding any other provision of the Plan to the contrary, unless provided otherwise by the Committee, in the event of a Change in Control:

(i) Any Stock Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred shall, as determined by the Committee, either:  (A) immediately become fully exercisable and vested to the full extent of the original grant; (B) be cancelled in exchange for substitute stock options issued by the successor (or an affiliate) in a manner consistent with the requirements of Treas. Reg. § 1.409A-1(b)(5)(v)(D) (or any successor regulation), in the case of a Nonqualified Stock Option, and Treas. Reg. §1.424-1(a) (or any successor regulations), in the case of an Incentive Stock Option; or (C) be cancelled in exchange for cash and/or other substitute consideration with respect to each share of Common Stock subject to the Award as of the transaction date equal in value to the excess of (I) the value, as determined by the Committee in its discretion, of the property (including cash) received by the holder of a share of Common Stock as a result of the transaction over (II) if applicable, the per-share Exercise Price of the Award.

(ii)All Performance Awards outstanding as of the date such Change in Control is determined to have occurred shall, if not assumed or substituted for awards issued by the successor or an affiliate that are comparable (as determined by the Committee), be considered to be earned and payable in full at the target Performance Goal level, and any deferral or other restriction shall lapse and such Performance Awards shall be settled in cash as promptly as is practicable (subject to any delay required to comply with Section 409A of the Code).

(iii)All other stock-based and cash Awards outstanding as of the date such Change in Control is determined to have occurred shall, if not assumed or substituted for awards issued by the successor or an affiliate that are comparable (as determined by the Committee),  be fully vested and settled in cash as promptly as is practicable (subject to any delay required to comply with Section 409A of the Code).

(iv)The Committee may also make additional adjustments and/or settlements of outstanding Awards as it deems appropriate and consistent with the Plan’s purposes (subject to compliance with Section 409A of the Code).

(b)Definition of Change in Control. For purposes of the Plan, a “Change in Control” shall mean the happening of any of the following events:

(i)there is a consolidation or merger of the Company in which the Company is not the continuing or surviving corporation, or there is any other merger or consolidation if, after such merger or consolidation, shareholders of the Company immediately prior to such merger or consolidation hold directly less than 50% of the voting stock of the surviving entity;

(ii)there is a sale or transfer of all or substantially all of the assets of the Company in one or a series of transactions or there is a complete liquidation or dissolution of the Company; or

(iii)any individual or entity or group acting in concert and affiliates thereof, acquires, directly or indirectly, more than 50% of the outstanding shares of voting stock of the Company; provided that this clause (iii) shall not apply to an underwritten public offering of the Company's securities.

Section 11.	Amendment and Termination

(a)The Plan. The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would impair the rights of a recipient of an Award theretofore granted without the recipient’s consent, except such an amendment made to comply with applicable law, stock exchange rules or accounting rules.  In addition, no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by applicable law or stock exchange rules.  The Committee may establish rules and terms to the extent provided under the Plan, including with respect to Awards granted outside the United States pursuant to Section 14(h).

(b)Awards.  The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall cause a Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption or impair the rights of any holder without the holder’s consent except such an amendment made to cause the Plan or Award to comply with applicable law, stock exchange rules or accounting rules.  Notwithstanding the foregoing sentence, the Committee may not accelerate the vesting of any Award except in the case of the Eligible Individual’s death or disability or in connection with a Change in Control (except pursuant to the terms of award agreements or employment agreements as in effect on April 29, 2016).

Section 12.	Unfunded Status of Plan

It is intended that the Plan constitute an “unfunded” plan for incentive and deferred compensation. With respect to any Award that has not yet been exercised, settled, or paid in stock or cash, the participant shall have no rights greater than those of a general creditor of the Company, unless the Committee determines otherwise.  The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan.

Section 13.	Recoupment of Awards

Each Award under the Plan is subject to the Company’s clawback or recoupment policy, as such policy may be amended from time to time.  Pursuant to such policy, among other things, the Committee may require forfeiture of an Award, repayment of Award (or proceeds therefrom), or recoupment from other payments otherwise due to the participant or beneficiary.

Section 14.	General Provisions

(a)Representation.  The Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer. Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions: (i) listing or approval for listing upon notice of issuance, of such shares on the Nasdaq Stock Market or such other securities exchange as may at the time be the principal market for the Common Stock; (ii) any registration or other qualification of such shares of the Company under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and (iii) obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

(b)No Limit on Other Arrangements. Nothing contained in the Plan shall prevent the Company or any Subsidiary from adopting other or additional compensation arrangements for its employees.

(c)No Contract of Employment. The Plan shall not constitute a contract of employment, and adoption of the Plan and the granting of Awards shall not confer upon any employee any right to continued employment, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any employee at any time.

(d)Tax Withholding.  No later than the date as of which an amount first becomes includible in the gross income of the participant for federal income tax purposes with respect to any Award under the Plan or becomes subject to employment tax, the participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Company, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement on such terms as are specified by the Committee. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant.  To the extent permitted by applicable law, if approved by the Committee, payment in full or in part may also be made by delivering irrevocable instructions to a broker to deliver promptly to the Company (on such terms as determined by the Committee) the amount of sale proceeds necessary to pay.  The Committee, in its discretion, may determine the timing of such sale.

(e)Death Beneficiary.  The Committee shall establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable in the event of the participant’s death are to be paid or by whom any rights of the participant, after the participant’s death, may be exercised.  If a participant dies and no designated beneficiary survives the participant, any amount due under the Plan shall be paid to the participant’s estate.

(f)Governing Law. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of choice or conflict of laws that would refer to the laws of another jurisdiction.

(g)Nontransferability. Except as otherwise provided in Section 6(e) and Section 7(f), or by the Committee, Awards under the Plan are not transferable except by will or by laws of descent and distribution.

(h)Foreign Law and Foreign Employees. The Committee may grant Awards to Eligible Employees who are foreign nationals, who are located outside the United States, or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Committee may make such modifications, amendments, procedures, or subplans as may be necessary or desirable to comply with such legal or regulatory provisions and/or to achieve such purposes.

(i)Section 409A.

(i)It is intended that the provisions of the Plan comply with Section 409A of the Code, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code.

(ii)No participant or creditors or beneficiaries of a participant shall have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under the Plan to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment, except as required by applicable law.  Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to any participant or for the benefit of any participant under the Plan may not be reduced by, or offset against, any amount owing by any such participant to the Company or any of its Subsidiaries.

(iii)If an Award is subject to Section 409A of the Code and payment is due upon a termination of employment, payment shall be made upon a separation from service (within the meaning of Section 409A of the Code).

(iv)If, at the time of a participant’s separation from service (within the meaning of Section 409A of the Code), (A) such participant shall be a specified employee (within the meaning of Section 409A of the Code) and (B) an amount payable pursuant to an Award constitutes nonqualified deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company shall not pay such amount on the otherwise scheduled payment date but shall instead pay it, without interest, on the first day of the seventh month following such separation from service.

(v)Notwithstanding any provision of the Plan to the contrary, the Company reserves the right to make amendments to any Award as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, a participant shall be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a participant or for a participant’s account in connection with an Award (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its Subsidiaries shall have any obligation to indemnify or otherwise hold such participant harmless from any or all of such taxes or penalties.

Section 15.	Term of the Plan

(a)Effective Time.  The Plan shall be effective as of the time (the “Effective Time”) it is approved by a majority of the votes cast by the Company's stockholders with respect to the Plan's approval, except with respect to any amendment to the Plan after the Effective Time, which shall be effective upon the later of the time such amendment is approved by the Board and the Company’s stockholders, to the extent such approval is required by applicable law or stock exchange rules. If this Plan is not approved by the stockholders of the Company, this Plan and any awards granted under this Plan shall be null and void and the Prior Plan shall remain in effect.

(b)Expiration Date.  No Award shall be granted under the Plan after the tenth anniversary of the Effective Time.  Unless otherwise expressly provided in the Plan or in an applicable Award agreement, any Award granted hereunder, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award or to waive any conditions or rights under any such Award, shall nevertheless continue thereafter.

ACORDA THERAPEUTICS, INC. 420 SAW MILL RIVER RD. ARDSLEY, NY 10502 VOTE BY INTERNET - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 9, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 9, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTE TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D78877-P68758 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY ACORDA THERAPEUTICS, INC. The Board of Directors recommends you vote FOR ALL of the following: 1. To elect one director as a Class I director for a term expiring at the 2024 Annual Meeting of Stockholders and two Class II directors for a term expiring at the 2025 Annual Meeting of Stockholders. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. Nominees: 01) Peder K. Jensen, M.D. Class I director 02) John P. Kelley Class II director 03) Sandra Panem, Ph.D. Class II director The Board of Directors recommends you vote FOR Proposals 2, 3 and 4. 2. To approve an amendment to the Acorda Therapeutics, Inc. 2015 Omnibus Incentive Compensation Plan to increase the number of shares authorized thereunder and modify the fungible plan design. 3. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2022. 4. An advisory vote to approve named executive officer compensation. NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof. Abstain For Against Please indicate if you plan to attend this meeting Yes No Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date (Company Logo)

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com.  D78878-P68758  ACORDA THERAPEUTICS, INC.  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS  ANNUAL MEETING OF STOCKHOLDERS  June 10, 2022  The undersigned stockholder of Acorda Therapeutics, Inc. (the "Company") hereby constitutes and appoints Ron Cohen and Neil Belloff their true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all shares of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Hilton Garden Inn, 201 Ogden Avenue, Dobbs Ferry, New York 10522 at 9:00 a.m., Eastern Time, on June 10, 2022 or at any postponement or adjournment thereof, on any and all of the proposals contained in the Notice of Annual Meeting of Stockholders, with all the powers the undersigned would possess if present personally at said meeting, or at any postponement oradjournment thereof.  This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR ALL of the nominees for the Board of Directors listed in Proposal 1 and FOR Proposals 2, 3 and 4, in accordance with the Board of Directors' recommendations.  Continued and to be signed on reverse side

Your Vote Counts! ACORDA THERAPEUTICS, INC. 2022 Annual Meeting Vote by June 9, 2022 11:59 PM ET D78894-P68276 You invested in ACORDA THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 10, 2022. Get informed before you vote View the Notice and Proxy Statement, Annual Report and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 27, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com  Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* June 10, 2022 9:00 AM ET Hilton Garden Inn 201 Ogden Avenue Dobbs Ferry, NY 10522 914-591-4300 *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. ACORDA THERAPEUTICS, INC. 2022 Annual Meeting Vote by June 9, 2022 11:59 PM ET Board Recommends Voting Items 1. To elect one director as a Class I director for a term expiring at the 2024 Annual Meeting of Stockholders and two Class IIdirectors for a term expiring at the 2025 Annual Meeting of Stockholders.  Nominees: For 01) Peder K. Jensen, M.D. Class I director 02) John P. Kelley Class II director 03) Sandra Panem, Ph.D. Class II director 2. To approve an amendment to the Acorda Therapeutics, Inc. 2015 Omnibus Incentive Compensation Plan to increase the number of shares authorized thereunder and modify the fungible plan design. For 3. To ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2022. For 4. An advisory vote to approve named executive officer compensation. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. D78895-P68276